                                                                    EXHIBIT 10.8

                          LOAN AND SECURITY AGREEMENT
                          ---------------------------


     THIS LOAN AND SECURITY AGREEMENT ("AGREEMENT") is made this 15th day of July, 1997, between Horizon Organic Holding Corporation, a Delaware corporation; Horizon Organic Dairy, a Colorado corporation ("Horizon Colorado"), Horizon Organic Dairy, Maryland Farm, Inc., ("Horizon Maryland") a Colorado corporation; Horizon Organic Dairy, Idaho Farm, Inc., ("Horizon Idaho") a Colorado Corporation ("BORROWER"), whether one or more), and FBS AG CREDIT, INC., a Colorado corporation ("FBS AG CREDIT").

                                    RECITAL
                                    -------

     Borrower has requested that FBS Ag Credit make loans, advances, extensions of credit and/or other financial accommodations to or for the benefit of Borrower, and FBS Ag Credit is willing to do so on the following terms and conditions.

     NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Agreement, and of any loans or extensions of credit or other financial accommodations at any time made to or for the benefit of Borrower by FBS Ag Credit, Borrower and FBS Ag Credit agree as follows:

1  DEFINITIONS.
   -----------

     1.1  GENERAL DEFINITIONS.  When used herein, the following capitalized
          -------------------
terms shall have the meanings indicated, whether used in the singular or the plural:

     "ACCOUNTS" shall mean all present and future rights (including without
      --------
limitation, rights under any Margin Accounts) of Borrower to payment for Inventory or other goods sold or leased or for services rendered, which rights are not evidenced by instruments or chattel paper, regardless of whether such rights have been earned by performance.

     "ACCOUNT DEBTOR" shall mean the party which is obligated on or under an
      --------------
Account or a General Intangible.

     "AFFILIATE" shall mean any Person:  (a) that directly or indirectly,
      ---------
through one or more intermediaries, controls or is controlled by, or is under common control with, Borrower; (b) that directly or beneficially owns or holds ten percent (10%) or more of any class of the voting stock of Borrower; (c) ten percent (10%) or more of the voting stock (or in the case of a Person which is not a corporation, ten percent (10%) or more of the equity interest) of which is owned directly or beneficially or held by Borrower; or (d) that is a director, officer, agent or employee of Borrower.

     "ANNIVERSARY DATE" shall mean June 30, 1998 and each June 30 thereafter.
      ----------------

     "BORROWING BASE" shall mean an amount determined and computed as set forth
      --------------
in Exhibit 1A.
   ----------

     "BORROWING BASE CERTIFICATE" shall mean a certificate in the form of
      --------------------------
Exhibit lB, signed as indicated thereon, setting forth the amount of Borrower's
----------
Borrowing Base.

     "COLLATERAL" shall mean any and all assets in which FBS Ag Credit may at
      ----------
any time have a lien or security interest under or pursuant to Section 5.1 or
                                                               -----------
otherwise to secure the Liabilities.

     "DEFAULT" shall mean the occurrence or existence of:  (a) an event which,
      -------
through the passage of time or the service of notice or both, would (assuming no action is taken by Borrower or any other Person to cure the same) mature into a Matured Default; (b) an event which requires neither the passage of time nor the service of notice to mature into a Matured Default; or (c) the occurrence of a breach or a default under any other agreement at any time in existence between Borrower or an Affiliate and FBS Ag Credit, including without limitation, any of the Financing Agreements.

     "DOCUMENTS" shall mean any and all warehouse receipts, bills of lading or
      ---------
similar documents of title relating to goods in which Borrower at any time has an interest.

     "EQUIPMENT" shall mean any and all goods, other than Inventory (including
      ---------
without limitation, equipment, machinery, motor vehicles, mobile homes, implements, tools, parts and accessories) which are at any time owned by Borrower, together with any and all accessions, parts and appurtenances.

     "FARM PRODUCTS" shall mean all of Borrower's seed and harvested or
      -------------
unharvested crops of all types and descriptions, whether annual or perennial (including without limitation, those crops at any time growing or grown upon that certain real property described in Exhibit 1D) and all other personal
                                        ----------
property of Borrower used or for use in farming operations, including without limitation, native grass, grain, harvested crops, feed, feed additives, feed ingredients, feed supplements, fertilizer, hay, silage, supplies (including without limitation, veterinary supplies and related goods), livestock (including without limitation, the offspring of such livestock and livestock in gestation) and any other "farm products" (as defined in the Code).

     "FINANCING AGREEMENTS" shall mean all agreements, instruments and
      --------------------
documents, including without limitation, this Agreement and all security agreements, loan agreements, notes, letter of credit applications, guarantees, mortgages, deeds of trust, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, notices, leases, financing statements and all other written matter at any time executed by or on behalf of Borrower and delivered to FBS Ag Credit, together with all amendments and all agreements and documents referred to therein or contemplated thereby.

     "FIRST BANK" shall mean First Bank National Association, a national banking
      ----------
association with its principal place of business in Minneapolis, Minnesota and an Affiliate of FBS Ag Credit.

     "FIXED CHARGE COVERAGE RATIO" shall mean for any period of determination
      ---------------------------
and with respect to any Borrower, the ratio of: (a)(i) Unallocated Cash Flow, plus (ii) the amount of cash interest paid by such Borrower during such period; over (b)(i) the amount of principal paid by such Borrower during such period with respect to long term debt, plus (ii) the amount of cash interest paid by such Person during such period. Notwithstanding the foregoing, FBS Ag Credit reserves the right from time to time to change the formula for determination of the Fixed Charge Coverage Ratio.

     "GENERAL INTANGIBLES" shall mean all of Borrower's right, title and
      -------------------
interest in and to any bank deposit accounts, customer deposit accounts, deposits, rights related to prepaid expenses, negotiable or nonnegotiable instruments or securities, chattel paper, choses in action, causes of action and all other intangible personal property of every kind and nature (other than Accounts), including without limitation, corporate or other business records, inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, goodwill, registrations, copyrights, licenses, franchises, customer lists, tax refunds, tax refund claims, customs claims, guarantee claims, cooperative memberships or patronage benefits, rights to any government subsidy, set aside, diversion, deficiency or disaster payment or payment in kind, milk bases, brands and brand registrations, water rights (including without limitation, water stock, ditch rights, well permits, water permits, applications and the like), Commodity Credit Corporation storage agreements or contracts, leasehold interests in real and personal property and any security interests or other security held by or granted to Borrower to secure payment by any Account Debtor of any of the Accounts, and any other "general intangibles" (as defined in the Code).

     "INVENTORY" shall mean any and all dairy livestock, feed and dairy product
      ---------
or other goods which shall at any time constitute "inventory" (as defined in the Code) or Farm Products of Borrower, wherever located (including without limitation, goods in transit), or which from time to time are held for sale, lease or consumption in Borrower's business, furnished under any contract of service or held as raw materials, work in process, finished inventory or supplies (including without limitation, packaging and/or shipping materials).

     "LETTER OF CREDIT USAGE" shall mean as of any date of determination an
      ----------------------
amount equal to the sum of (a) the amount of all Unpaid Drawings plus (b) the
                                                                 ----
amount available to be drawn under all outstanding Letters of Credit.

     "LIABILITIES" shall mean any and all liabilities, obligations and
      -----------
indebtedness of Borrower to FBS Ag Credit of any and every kind and nature, at any time owing, arising, due or payable and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise (including without limitation, obligations of performance) and whether arising or existing under this Agreement or any of the other Financing Agreements or by operation of law.

     "MARGIN ACCOUNTS" shall mean all futures contracts or funds and other
      ---------------
property related to such futures contracts, which Borrower or Borrower's authorized attorney-in-fact may acquire, accumulate, withdraw or pay out, and which may be held with any broker, including without limitation, any balance credited to any Margin Account upon its closing.

     "MARYLAND DAIRY" shall mean an operating dairy located in the State of
      --------------
Maryland and having at least 600 cow capacity.

     "MATURED DEFAULT" shall mean the occurrence or existence of any one or more
      ---------------
of the following events: (a) Borrower fails to pay any principal or interest pursuant to any of the other Financing Agreements at the time such principal or interest becomes due or is declared due; (b) Borrower fails to pay any of the Liabilities (other than principal and interest) on or before ten (10) days after such Liabilities become due or are declared due; (c) Borrower fails or neglects to perform, keep or observe any of the covenants, conditions, promises or agreements contained in Sections 8.1, 8.2 or 8.4; (d) Borrower fails or
                        ------------  ---    ---
neglects to perform, keep or observe any of the covenants, conditions, promises or agreements contained in this Agreement or in any of the other Financing Agreements (other than those covenants, conditions, promises and agreements referred to or covered in (a), (b) and (c) above), and such failure or neglect
                          ---  ---     ---
continues for more than thirty (30) days after such failure or neglect first occurs, provided, however, that such grace period shall not apply, and a
        --------  -------
Matured Default shall be deemed to have occurred and to exist immediately if such failure or neglect may not, in FBS Ag Credit's reasonable determination, be cured by Borrower during such thirty (30) day grace period; (e) the amount outstanding under the Line of Credit is in excess of the Borrowing Base; (f) any warranty or representation at any time made by or on behalf of Borrower in connection with this

Agreement or any of the other Financing Agreements is untrue or incorrect in any material respect, or any schedule, certificate, statement, report, financial data, notice, or writing furnished at any time by or on behalf of Borrower to FBS Ag Credit is untrue or incorrect in any material respect on the date as of which the facts set forth therein are stated or certified; (g) a judgment in excess of $ 100,000 is rendered against Borrower and such judgment remains unsatisfied or undischarged and in effect for thirty (30) consecutive days without a stay of enforcement or execution, provided, however, that this clause
                                            --------  -------
(g) shall not apply to any judgment for which Borrower is fully insured and with respect to which the insurer has admitted liability in writing for such judgment; (h) all or any part of Borrower's assets come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors; (i) a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed against Borrower of any of the Liabilities and such proceeding is not dismissed within thirty (30) days of the date of its filing, or a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed by Borrower of any of the Liabilities, or Borrower of the Liabilities makes an assignment for the benefit of creditors; (j) Borrower of any of the Liabilities voluntarily or involuntarily dissolves or is dissolved, terminates or is terminated or dies;
(k) Borrower is enjoined, restrained, or in any way prevented by the order of any court or any administrative or regulatory agency or by the termination or expiration of any permit or license, from conducting all or any material part of Borrower's business affairs; (1) Borrower of any of the Liabilities fails to make any payment due or otherwise defaults on any other obligation for borrowed money and the effect of such failure or default is to cause or permit the holder of such obligation or a trustee to cause such obligation to become due prior to its date of maturity; (m) FBS Ag Credit makes an expenditure under Section 10.3;
                                                                   ------------
or (n) FBS Ag Credit, at any time reasonably determines that FBS Ag Credit is insecure with respect to the amount or quality of Collateral for FBS Ag Credit's loans to Borrower or the prompt payment of all or any part of the Liabilities, or that such change has occurred in the condition or affairs (financial or otherwise) of Borrower or any of Borrower's Affiliates as, in the reasonable opinion of FBS Ag Credit, materially affects Borrower's ability to make prompt payment on the Liabilities or materially impairs or is likely to materially impair the value of the Collateral, including without limitation, the occurrence of such events as would in FBS Ag Credit's reasonable opinion create the possibility that, in accordance with any federal, state or local law, or in accordance with any contract by which Borrower is bound, any Person could assert liens or setoffs against the Collateral.

     "PERSON" shall mean any individual, sole proprietorship, partnership, joint
      ------
venture, trust, unincorporated organization, association, corporation, institution, entity, party or government (whether national, federal, state, provincial, county, city, municipal or otherwise, including without limitation, any instrumentality, division, agency, body or department thereof).

     "PRODUCER PAYABLES" shall mean all amounts at any time payable by Borrower
      -----------------
for the purchase of Inventory that are, in the reasonable determination of FBS Ag Credit, secured by a lien.

     "PROPERTY" shall mean those premises owned or operated by Borrower,
      --------
including without limitation, the real property described in Borrower's mortgage(s) and/or deed(s) of trust referred to in Section 5.1.
                                                   -----------

     "REFERENCE RATE" shall mean the Reference Rate quoted by First Bank as of
      --------------
12:00 Noon on a given day in Minneapolis, Minnesota, which is a base rate that First Bank from time to time establishes and which serves as a basis upon which effective rates of interest are calculated for those loans which make reference hereto. Borrower acknowledges that said Reference Rate is not necessarily the lowest index rate used or the lowest rate made available to customers by said First Bank.

     "REVOLVING LOAN COMMITMENT" shall mean at the time any determination
      -------------------------
thereof is to be made, the obligation of the FBS Ag Credit to make Line of Credit Advances and to provide Letters pursuant to Section 2.1 up to, but not
                                                   -----------
exceeding in the aggregate principal amount at any time of $10,000,000 through December 31, 1997, up to, but not exceeding in the aggregate principal amount at any time of $10,000,000 after December 31, 1997 in the event a Maryland Dairy is purchased by Borrower on or before said date and up to, but not exceeding in the aggregate principal amount at any time of $8,000,000 after December 31, 1997 in the event a Maryland Dairy is not purchased by Borrower on or before said date.
                              ---

     "SUBORDINATED DEBT" shall mean indebtedness of Horizon Organic Dairy, Inc.
      -----------------
evidenced by those certain Unsecured Subordinated Promissory Notes, dated March 20, 1997.

     "TANGIBLE NET WORTH" shall mean, as of any particular date, the difference
      ------------------
between (a) Borrower's consolidated total assets as they would normally be shown on the balance sheet of Borrower, adjusted by deducting: (i) all values attributable to General Intangibles, except: bank deposit accounts; Margin Accounts; prepaid expenses for Eligible Inventory consisting of feed; government subsidy; set aside; diversion; deficiency or disaster payments receivable which are properly assigned to FBS Ag Credit; and Commodity Credit Corporation storage agreement or contract receivables which are properly assigned to FBS Ag Credit, and by deducting

     (ii) Accounts due from Affiliates with no further adjustment required for Accounts due from Affiliates already eliminated in consolidation except Accounts due from Affiliates which Borrower could legally collect by setoff against Accounts due to Affiliates; and (b) Borrower's consolidated total liabilities as they would normally be shown on the balance sheet of Borrower adjusted by adding Subordinated Debt.

     "TOTAL REVOLVING OUTSTANDINGS" shall mean as of any date of determination,
      ----------------------------
the sum of (a) the aggregate unpaid principal balance of Line of Credit Advances outstanding on such date and (b) the Letter of Credit Usage.

     "UNALLOCATED CASH FLOW" shall mean, for any period of determination and
      ---------------------
with respect to any Borrower, a) the net income of such Borrower before provision for income taxes, interest expense (including without limitation, implicit interest expense on capitalized leases), depreciation, amortization and other noncash expenses or charges, excluding (to the extent included): (a) nonoperating gains (including without limitation, extraordinary or nonrecurring gains, gains from discontinuance of operations and gains arising from the sale of assets other than Inventory) during the applicable period; and (b) similar nonoperating losses during such period, less cash dividends paid, cash interest
                                        ----
paid and less capital expenditures.

     "UNPAID DRAWING" As defined in Section 2.1.2.
      --------------                -------------

     "WORKING CAPITAL" shall mean, as of any particular date, the amount of
      ---------------
Borrower's consolidated current assets, less Borrower's consolidated current liabilities, treating all amounts currently owing to Affiliates (except amounts owing to Affiliates eliminated by consolidation) as current liabilities and giving no value as assets to any amounts currently owing from Affiliates, treating all livestock and prepaid expenses for Eligible Inventory consisting of feed as current assets and treating Total Revolving Outstandings as current liabilities.

     "WORKING CAPITAL RATIO" shall mean, as of any particular date, the ratio of
      ---------------------
Borrower's consolidated current assets, to Borrower's consolidated current liabilities, treating all amounts currently owing to Affiliates (except amounts owing to Affiliates eliminated by consolidation) as current liabilities and giving no value as assets to any amounts currently owing from Affiliates, treating all livestock and prepaid expenses for Eligible Inventory consisting of feed as a current asset and treating Total Revolving Outstandings as current liabilities.

     1.2  INDEX TO OTHER DEFINITIONS. When used herein the following capitalized
          --------------------------
terms shall have the meanings given in the indicated portions of this Agreement:

TERM                    LOCATION                 TERM                     LOCATION
----                    --------                 ----                     --------
Advance,                Section 2.7              Agreement                introduction
Advances
Beneficiary             Section 2.1.2            Borrower                 Introduction
Code                    Section 1.4              Default Rate             Section 2.2
Eligible Accounts       Section 3.1              Eligible Inventory       Section 3.2
Environmental           Section 6.10             ERISA                    Section 6.20
Laws
Excess                  Section 10.20            FBS AG Credit            Introduction
Letters                 Section 2.1.2            Line of Credit, Line     Section 2.1.1
                                                 of Credit Advances,
                                                 Line of Credit Note
Loan Account            Section 2.6
Pension Plan            Section 6.20

     1.3  ACCOUNTING TERMS.  Any accounting terms used in this Agreement which
          ----------------
are not specifically defined in this Agreement shall have the meanings customarily given them in accordance with generally accepted accounting principles, as consistently applied as of the date of this Agreement.

     1.4  OTHERS DEFINED IN COLORADO UNIFORM COMMERCIAL CODE. All other terms
          --------------------------------------------------
contained in this Agreement (which are not specifically defined in this Agreement) shall have the meanings set forth in the Uniform Commercial Code of Colorado ("Code") to the extent the same are used or defined therein.

2   LOANS, LETTERS OF CREDIT AND FEES.
    ---------------------------------

     2.1  LOANS AND LETTERS OF CREDIT. Subject to all of the terms and
          ---------------------------
conditions contained in this Agreement, FBS Ag Credit agrees to make the following extensions of credit to or for the benefit of Borrower:

          2.1.1  LINE OF CREDIT. FBS Ag Credit agrees to make advances ("LINE OF
                 --------------
CREDIT ADVANCES") to Borrower from time to time from and after the date of this Agreement, through and including June 30, 1999 ("TERMINATION DATE"); provided that no such Line of Credit Advance will be made in any amount which, after giving effect to such Line of Credit Advance, would cause (a) Total Revolving Outstandings to exceed the lesser of (i) the Revolving Loan Commitment, or (ii) the then current Borrowing Base. ("LINE OF CREDIT"). The Line of Credit Advances shall be evidenced by and repayable in accordance with the terms of Borrower's promissory note ("LINE OF CREDIT NOTE"), the form of which is attached as
Exhibit 2A. FBS Ag Credit, in its sole and absolute discretion, may elect to
----------
make Line of Credit Advances to Borrower in excess of the amounts available pursuant to the terms of this Agreement, and any such Line of Credit Advances shall also be governed by the terms hereof. FBS Ag Credit shall also have the option, in its sole discretion and without any obligation to do so, to extend the Termination Date for the making of Line of Credit Advances. In the event that FBS Ag Credit elects to extend such Termination Date, FBS Ag Credit shall give notice to Borrower pursuant to Section 10.19.
                                    -------------

          2.1.2  LETTERS OF CREDIT.  FBS Ag Credit further agrees to request
                 -----------------
First Bank to issue its irrevocable letters of credit (collectively "Letters" and individually, a "Letter") on its behalf for the account of Borrower for the benefit of one or more beneficiaries to be named by Borrower (the "BENEFICIARY"), whether one or more, in form and substance acceptable to the Beneficiary provided that no Letter of Credit will be issued in any amount which, after giving effect to such issuance, would cause (a) Total Revolving Outstandings to exceed the lesser of (i) the Revolving Loan Commitment, or (ii) the then current Borrowing Base, or (b) the Letter of Credit Usage to exceed $500,000. If First Bank has received documents purporting to draw under a Letter that First Bank believes conform to the requirements of the Letter, or if First Bank has decided that it will comply with Borrower's written or oral request of authorization to pay a drawing on any Letter that First Bank does not believe conforms to the requirements of the Letter, First Bank or FBS Ag Credit will notify Borrower of that fact. Borrower shall reimburse First Bank by 9:30 a.m. (Minneapolis time) on the day on which such drawing is to be paid in an amount equal to the amount of such drawing. Any amount by which Borrower has failed to reimburse First Bank for the full amount of such drawing by 10:00 a.m. on the date on which such drawing is to be paid ("UNPAID DRAWING"), may be paid by an FBS Ag Credit initiated Line of Credit Advance. The obligation of Borrower to reimburse First Bank for any amount drawn on any Letter, and the obligation of Borrower to repay FBS Ag Credit for any Line of Credit Advance made to fund such reimbursement, shall be absolute, unconditional and irrevocable, shall continue for so long as any Letter is outstanding notwithstanding any termination of this Agreement, and shall be paid strictly in accordance with the terms of this Agreement, notwithstanding any of the following:

     (a)  Any lack of validity or enforceability of any Letter;

     (b) The existence of any claim, setoff, defense or other right which Borrower may have or claim at any time against any beneficiary, transferee or holder of any Letter (or any Person for whom any such beneficiary, transferee or holder may be acting), First Bank or any other Person, whether in connection with a Letter, this Agreement, the transactions contemplated hereby, or any unrelated transaction; or

     (c) Any statement or any other document presented under any Letter proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatever.

None of First Bank, FBS Ag Credit or any of the officers, directors or employees of either of them shall be liable or responsible for, and the obligations of Borrower to First Bank and FBS Ag Credit shall not be impaired by:

     (d) The use which may be made of any Letter or for any acts or omissions of any beneficiary, transferee or holder thereof in connection therewith;

     (e) The validity, sufficiency or genuineness of documents, or of any endorsements thereon, even if such documents or endorsements should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged;

     (f) The acceptance by First Bank of documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; or

     (g) Any other action of First Bank in making or failing to make payment under any Letter if in good faith and in conformity with applicable U.S. or foreign laws, regulations or customs.

Notwithstanding the foregoing, Borrower shall have a claim against First Bank and FBS Ag Credit, and First Bank and/or FBS Ag Credit shall be liable to Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by Borrower which Borrower proves were caused by First Bank's or FBS Ag Credit's willful misconduct or gross negligence in determining whether documents presented under any Letter comply with the terms thereof.

     2.2  DEFAULT RATE. Upon and after a Matured Default and notice thereof to
          ------------
Borrower, Borrower shall, in lieu of the interest rate set forth in any promissory note referred to herein, pay to FBS Ag Credit interest from the date of the Matured Default at a per annum rate which is equal to the Reference Rate plus four percent (4%) ("DEFAULT RATE") calculated on the outstanding principal balance of the Liabilities until all of the Liabilities are repaid in full.

     2.3  PREPAYMENT.  Unless prepayment is restricted by any promissory note
          ----------
evidencing any portion of the Liabilities, Borrower may, at any time, without premium or penalty, prepay any portion or the entire balance of the Liabilities.

     2.4  PURPOSE.  The purpose of the Line of Credit is to finance the
          -------
livestock, farming costs, equipment, milk production costs of Horizon Idaho and Horizon Maryland, as well as the accounts receivable and finished inventories of Horizon Colorado.

     2.5  LOAN FEES.  Borrower agrees to pay to FBS Ag Credit: (a) a commitment
          ---------
fee for the Revolving Loan in the amount of Twenty Five Thousand Dollars ($25,000), payable on the date of this Agreement and annually on each Anniversary Date as long as Line of Credit Advances are outstanding hereunder;
(b) a fee in connection with the issuance and in connection with the renewal of each Letter, in the amount of Three and One Half percent (3.5%) of the face amount of each such Letter, payable in advance upon the issuance and upon the renewal of each such Letter; and (c) an early termination fee payable in the amount of Two Hundred Thousand Dollars ($200,000) in the event Borrower terminates this Agreement prior to June 30, 1998 and payable in the amount of One Hundred Thousand Dollars ($100,000) in the event Borrower terminates this Agreement prior to June 30, 1999. Each of the foregoing fees shall be fully earned on the date it becomes payable and shall be paid by an FBS Ag Credit initiated Advance pursuant to Section 2.1, without prior demand by FBS Ag
                              -----------
Credit.

     2.6  BORROWER'S LOAN ACCOUNT.  FBS Ag Credit shall maintain a loan account
          -----------------------
("LOAN ACCOUNT") on its books in which shall be recorded: (a) all Line of Credit Advances made by FBS Ag Credit to Borrower pursuant to this Agreement; (b) all payments made by Borrower on all such Line of Credit Advances; and (c) all other appropriate debits and credits as provided in this Agreement, including without limitation, all fees, charges, expenses and interest. All entries in Borrower's Loan Account shall be made in accordance with FBS Ag Credit's customary accounting practices as in effect from time to time. Borrower promises to pay the amount reflected as owing by and under its Loan Account and all other obligations hereunder as such amounts become due or are declared due pursuant to the terms of this Agreement.

     2.7  STATEMENTS.  All Line of Credit Advances (collectively "ADVANCES" and
          ----------
individually, an "ADVANCE") to Borrower, and all other debits and credits for in this Agreement, shall be evidenced by entries made by FBS Ag Credit in internal data control systems showing the date, amount and reason for each such debit or credit. Until such time as FBS Ag Credit shall have rendered to Borrower written statements of account, the balance in Borrower's Loan Account, as set forth on FBS Ag Credit's most recent printout, shall be rebuttable presumptive evidence of the amounts due and owing FBS Ag Credit by Borrower. On or about the last day of each calendar month, FBS Ag Credit shall mail to Borrower a statement setting forth the balance of Borrower's Loan Account, including without limitation, principal, interest, expenses and fees. Each such statement shall be subject to subsequent adjustment by FBS Ag Credit but shall, absent manifest errors or omissions, be presumed correct and binding upon Borrower and shall constitute an account stated unless, within sixty (60) days after receipt of any statement from FBS Ag Credit, Borrower shall deliver to FBS Ag Credit written objection specifying the error or errors, if any, contained in such statement.

     2.8  TERMINATION OF AGREEMENT.  FBS Ag Credit shall have the right, without
          ------------------------
notice to Borrower, to terminate its commitment to make Advances pursuant to this Agreement immediately upon a Matured Default, or upon the repayment in full of all of the Liabilities. The Borrower shall have the right, with/out notice to FBS Ag Credit, to terminate its commitment pursuant to this Agreement upon the repayment in full of all Liabilities, including all fees. In addition, FBS Ag Credit's commitment to make Advances pursuant to this Agreement shall be deemed immediately terminated and all of the Liabilities shall be immediately due and payable, without notice to Borrower, on the Termination Date if FBS Ag Credit elects not to extend the Termination Date of the Line of Credit pursuant to Section 2.1.1. In the event FBS Ag Credit's commitment to make Advances
   -------------
pursuant to this Agreement is terminated, the remainder of this Agreement shall remain in full force and effect until the payment in full of the Liabilities. Notwithstanding the foregoing, in the event that a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed by or against Borrower, or Borrower makes an assignment for the benefit of creditors, this Agreement shall be deemed to be terminated immediately, and all the Liabilities shall be due and payable, provided, however, that in the event a proceeding against Borrower is dismissed
--------  -------
within thirty (30) days of the date of its filing then this Agreement shall be deemed to be reinstated as of the date the order of dismissal becomes final and FBS Ag Credit is given notice thereof.

3    BORROWING BASE.
     --------------

     3.1  ELIGIBLE ACCOUNTS.  FBS Ag Credit shall have the right, in the
          -----------------
exercise of FBS Ag Credit's reasonable discretion, to determine whether Accounts are eligible for inclusion in the Borrowing Base at any particular time (such eligible accounts being referred to as "Eligible Accounts"). Without limiting FBS Ag Credit's right to determine that Accounts do not constitute Eligible Accounts, the following Accounts shall not be Eligible Accounts: (a) all Accounts which are at that time unpaid for a period exceeding sixty (60) days after the original invoice date of the original invoice related thereto; (b) all Accounts owing by an Account Debtor if more than twenty percent (20%) of the Accounts owing by such Account Debtor are at that time unpaid for a period exceeding sixty (60) days after the invoice due date of the original invoice related thereto; (c) those Accounts, except Accounts owing from the Account Debtors listed on Exhibit 3A, of an Account Debtor, the aggregate face amount of
                  ----------
which is in excess of five percent (5%) of the aggregate face amount of all other Eligible Accounts of all Account Debtors; (d) Accounts which arise out of transactions with Affiliates; (e) Accounts of an Account Debtor that are located outside the United States, unless such Accounts are covered by a letter of credit issued or confirmed by a bank acceptable to FBS Ag Credit; (f) Accounts which are or may be subject to rights of setoff or counterclaim by the Account Debtor; and (g) Accounts which in FBS Ag Credit's opinion may be subject to liens or conflicting claims of ownership, whether such liens or conflicting claims are asserted or could be asserted by any Person. In the event that Accounts previously included in the Borrowing Base cease to be Eligible Accounts, Borrower shall promptly pay to FBS Ag Credit an amount sufficient to ensure that the Liabilities, other than the Liabilities evidenced by the Line of Credit Note, shall at no time exceed the then current Borrowing Base.

     3.2  ELIGIBLE INVENTORY. FBS Ag Credit shall have the right, in the
          ------------------
exercise of FBS Ag Credit's reasonable discretion, to determine whether Inventory is eligible for inclusion in the Borrowing Base at any particular time (such eligible inventory being referred to as "ELIGIBLE INVENTORY"). Without limiting FBS Ag Credit's right to determine that Inventory does not constitute Eligible Inventory, the following Inventory shall not be Eligible Inventory: (a) Inventory deemed to be out-of-condition or otherwise unmerchantable by the United States Department of Agriculture, any state's Department of Agriculture, or any other governmental agency or any department or division thereof having regulatory authority over Borrower or any of Borrower's assets or activities;
(b) Inventory for which a prepayment has been received; (c) Inventory in the possession of third parties, unless it is Inventory: (i) at a location shown on
Exhibit 3.B, for which FBS Ag Credit has received a bailee letter satisfactory
-----------
to FBS Ag Credit, executed by such third party, or (ii) covered by negotiable warehouse receipts or negotiable bills of lading issued by either: (A) a warehouseman licensed and bonded by the United States Department of Agriculture or any state's Department of Agriculture, or (B) a recognized carrier having an office in the United States and in a financial condition reasonably acceptable to FBS Ag Credit, which receipts or bills of lading designate FBS Ag Credit directly or by endorsement as the only Person to which or to the order of which the warehouseman or carrier is legally obligated to deliver such goods; and (d) Inventory which in FBS Ag Credit's opinion may be subject to liens or conflicting claims of ownership, whether such liens or conflicting claims are asserted or could be asserted by any Person. In the event that Inventory previously included in the Borrowing Base ceases to be Eligible Inventory, Borrower shall promptly pay to FBS Ag Credit an amount sufficient to ensure that the Liabilities, other than the Liabilities evidenced by the Line of Credit Note, shall at no time exceed the then current Borrowing Base.

     3.3  ELIGIBLE EQUIPMENT.  FBS Ag Credit shall have the right, in the
          ------------------
exercise of FBS Ag Credit's reasonable discretion, to determine whether Equipment is eligible for inclusion in the Borrowing Base at any particular time (such eligible equipment being referred to as "ELIGIBLE EQUIPMENT"). Without limiting FBS Ag Credit's right to determine that Equipment does not constitute Eligible Equipment, the following Equipment shall not be Eligible Equipment:
(a) Equipment in the possession of third parties; (b) Equipment which in FBS Ag Credit's opinion may be subject to liens or conflicting claims of ownership, whether such liens or conflicting claims are asserted or could be asserted by any Person; and (c) mobile homes unless specifically approved in writing by FBS Ag Credit. In the event that Equipment previously included in the Borrowing Base ceases to be Eligible Equipment, Borrower shall promptly pay to FBS Ag Credit an amount sufficient to ensure that the Liabilities, other than the Liabilities evidenced by the Line of Credit Note, shall at no time exceed the then current Borrowing Base.

     3.4  ELIGIBLE PREPAID EXPENSES.  FBS Ag Credit shall have the right, in the
          -------------------------
exercise of FBS Ag Credit's reasonable discretion, to determine whether amounts of prepaid expenses are eligible for inclusion in the Borrowing Base at any particular time (such eligible prepaid expenses being referred to as "ELIGIBLE PREPAID EXPENSES"). Without limiting FBS Ag Credit's right to determine that prepaid expenses do not constitute Eligible Prepaid Expenses, the following prepaid expenses shall not be Eligible Prepaid Expenses: (a) amounts prepaid for services or for goods, which when received by Borrower would not be Inventory;
(b) all amounts prepaid to any Person, if at that time such Person is more than thirty (30) days delinquent in the performance of any obligation to Borrower;
(c) amounts prepaid to Affiliates; (d) amounts prepaid to a Person that is located outside the United States unless the performance obligation of such Person is secured by a letter of credit issued or confirmed by a bank acceptable to FBS Ag Credit or covered by a performance bond in form and substance acceptable to FBS Ag Credit; (e) amounts prepaid which may be subject to rights of setoff or counterclaim by the Person to whom they were paid; and (f) amounts prepaid, the performance obligation relating to which, in FBS Ag

Credit's opinion, may be subject to liens or conflicting claims, whether such liens or conflicting claims are asserted or could be asserted by any Person, or may not be performed by the Person to which the prepayment was made because of the financial or operational condition of such Person. In the event that prepaid expenses previously included in the Borrowing Base cease to be Eligible Prepaid Expenses, Borrower shall promptly pay to FBS Ag Credit an amount sufficient to ensure that the Liabilities, other than the Liabilities evidenced by the Line of Credit Note, shall at no time exceed the then current Borrowing Base.

4  CONDITIONS TO ADVANCES.
   ----------------------

     Notwithstanding any other provisions to the contrary contained in this Agreement, the making of any Advance provided for in this Agreement shall be conditioned upon the following:

     4.1  APPROVAL OF FBS AG CREDIT COUNSEL.  Legal matters, if any, relating to
          ---------------------------------
each such Advance shall have been reviewed by and shall be satisfactory to counsel for FBS Ag Credit.

     4.2  COMPLIANCE.  All representations and warranties contained in this
          ----------
Agreement shall be true on and as of the date of the making of such Advance as if such representations and warranties had been made on and as of such date, and no Default or Matured Default shall have occurred and be continuing or shall exist.

     4.3  DOCUMENTATION.  Borrower shall have executed and/or delivered to FBS
          -------------
Ag Credit all of the documents listed on the List of Closing Documents attached as Exhibit 4A and Borrower's Borrowing Base Certificate setting forth the
   ----------
Borrowing Base as of the date of Borrower's request for the initial Line of Credit Advance.

     4.4  HEDGING ACTIVITIES.  FBS Ag Credit shall be satisfied that Borrower is
          ------------------
in compliance with Borrower's covenants and agreements contained in Section
                                                                    -------
5.15.

     4.5  DELIVERY OF PROJECTIONS.  Borrower shall have delivered to FBS Ag
          -----------------------
Credit the month by month budget referred to in Section 7.1(d).
                                                --------------

     4.6  ADDITIONAL CONDITIONS PRECEDENT.  FBS Ag Credit and its counsel have
          -------------------------------
determined that the Subordinated Debt meets FBS underwriting guidelines for subordinated debt to be treated as equity. Horizon Organic Holding Corporation shall have sold at least $2.5 Million Dollars of stock as proposed in its Offering Memorandum for the sale stock through May 23, 1997 or as extended in accordance therewith.

5  SECURITY.
   --------

     5.1  SECURITY INTERESTS AND LIENS.  To secure the payment and performance
          ----------------------------
of the Liabilities, Borrower hereby grants to FBS Ag Credit a continuing security interest in and to the following property and interests in property of Borrower, whether now owned or existing or hereafter acquired or arising and wheresoever located: all Accounts, Inventory, Equipment, Farm Products, General Intangibles, Margin Accounts, Documents, all accessions to, substitutions for, and all replacements, products and proceeds of the foregoing (including without limitation, proceeds of insurance policies insuring any of the foregoing), all books and records pertaining to any of the foregoing (including without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records), and all insurance policies insuring any of the foregoing. Borrower agrees to grant to FBS Ag Credit other and additional security as described in Section 5.16.
                         ------------

     5.2  ENDORSEMENT BY FBS AG CREDIT.  Borrower authorizes FBS Ag Credit to
          ----------------------------
endorse, in Borrower's name, any item, however received by FBS Ag Credit, representing payment on or other proceeds of any of the Collateral.

     5.3  DELIVERY OF WAREHOUSE RECEIPTS TO FBS AG CREDIT.  In the event that
          -----------------------------------------------
any Inventory becomes the subject of a negotiable or nonnegotiable warehouse receipt, said warehouse receipt shall be promptly delivered to FBS Ag Credit with such endorsements and assignments as are necessary to vest title and possession in FBS Ag Credit. Provided that a Matured Default does not then exist and would not be created thereby, FBS Ag Credit shall return such warehouse receipts to Borrower within two (2) days of Borrower's request therefor, but only for purposes of negotiation, delivery or exchange in the ordinary course of Borrower's business, and provided, however, that Borrower
                                            --------  -------
shall comply with such terms and conditions deemed appropriate by FBS Ag Credit to secure the return to FBS Ag Credit of the proceeds of such warehouse receipts, where such return of proceeds would be required in accordance with Borrower's obligations to FBS Ag Credit under the Financing Agreements.

     5.4  PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY INTERESTS.
          ---------------------------------------------------------------
Borrower shall execute and deliver to FBS Ag Credit, concurrently with the a execution of this Agreement and at any time hereafter, all financing statements or other documents (and pay the cost of filing or recording the same in all public offices deemed necessary by FBS Ag Credit), as FBS Ag Credit may request, in a form satisfactory to FBS Ag Credit, to perfect and keep perfected the security interest in the Collateral granted by Borrower to FBS Ag Credit and otherwise to protect and preserve the Collateral and FBS Ag Credit's security interests. Should Borrower fail to do so, FBS Ag Credit is authorized to sign any such financing statements as Borrower's agent. Borrower further agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. To perfect FBS Ag Credit's security interest in any Equipment covered by certificates of title, Borrower shall ensure that all such certificates of title are properly noted or endorsed by the appropriate state officials whenever such notation or endorsement is, in FBS Ag Credit's sole determination, either permitted or required as a condition to perfection.

     5.5  LOSS OF VALUE OF COLLATERAL.  Borrower shall immediately notify FBS Ag
          ---------------------------
Credit of any material loss or decrease in the value of the Collateral.

     5.6  COLLECTION OF ACCOUNTS.  Borrower shall take all reasonable steps,
          ----------------------
including without limitation, the placement of such designations on invoices as may be appropriate, to cause all Account Debtors to make all payments to a lockbox at Colorado National Bank, cash collateral account number to be designated in writing to FBS Ag Credit. Upon a Matured Default, Borrower designates, makes, constitutes and appoints FBS Ag Credit (and all Persons designated by FBS Ag Credit) as Borrower's true and lawful attorney-in-fact, with power, in Borrower's or FBS Ag Credit's name, to: (a) demand payment of Accounts; (b) enforce payment of Accounts by legal proceedings or otherwise; (c) exercise all of Borrower's rights and remedies with respect to proceedings brought to collect an Account; (d) sell or assign any Account upon such terms, for such amount and at such time or times as FBS Ag Credit deems advisable; (e) settle, adjust, compromise, extend or renew any Account; (f) discharge and release any Account; (g) take control in any manner of any item of payment or proceeds of any Account; (h) prepare, file and sign Borrower's name upon any items of payment or proceeds and deposit the same to FBS Ag Credit's account on account of the Liabilities; (i) endorse Borrower's name upon any chattel paper, document, instrument, invoice, warehouse receipt, bill of lading, or similar document or agreement relating to any Account or any goods; (j) sign Borrower's name on any verification of Accounts and notices to Account Debtors; (k) prepare, file and sign Borrower's name on any proof of claim in bankruptcy or similar proceeding against any Account Debtor; and (1) do all acts and things which are necessary, in FBS Ag Credit's sole discretion, to fulfill Borrower's obligations under this Agreement. The foregoing power of attorney is coupled with an interest and is therefore irrevocable.

     5.7  ACCOUNT COVENANTS.  Borrower shall:  (a) promptly upon Borrower's
          -----------------
learning thereof, inform FBS Ag Credit, in writing, of any material delay in Borrower's performance of any of Borrower's obligations to any Account Debtor or of any assertion of any claims, offsets or counterclaims by any Account Debtor;
(b) not permit or agree to any extension, compromise or settlement or make any change or modification of any kind or nature with respect to any Account in excess of $50,000 (including without limitation, any of the terms thereof without immediately giving notice to FBS Ag Credit; and (c) promptly upon Borrower's learning thereof, furnish to and inform FBS Ag Credit of all material adverse information relaxing to the financial condition of any Account Debtor if Accounts attributable to such Account Debtor aggregate in excess of $50,000 or if such information would render such Account no longer an Eligible Account.

     5.8  ACCOUNT RECORDS AND VERIFICATION RIGHTS.  Borrower represents and
          ---------------------------------------
warrants to and covenants with FBS Ag Credit that Borrower now keeps and at all times shall keep correct and accurate records relating to the Accounts and the financial and payment records of the Account Debtors, all of which records shall be available upon demand during Borrower's usual business hours to any of FBS Ag Credit's officers, employees or agents. Any of FBS Ag Credit's officers, employees or agents shall have the right at any time, in FBS Ag Credit's name, in the name of a fictional nominee or in the name of Borrower, to verify the validity, amount or any other matter relating to any Accounts, by mail, telephone, telegraph or otherwise. Borrower shall promptly notify FBS Ag Credit of any amounts due and owing from an Account Debtor in excess of $50,000 which are in dispute for any reason.

     5.9  NOTICE TO ACCOUNT DEBTORS.  FBS Ag Credit may, in FBS Ag Credit's sole
          -------------------------
discretion, at any time or times upon or after a Matured Default, and without prior notice to Borrower, notify any or all Account Debtors that the Accounts have been assigned to FBS Ag Credit and that FBS Ag Credit has been granted a security interest therein. FBS Ag Credit may direct any or all Account Debtors to make all payments upon the Accounts directly to FBS Ag Credit or to a lockbox to be established pursuant to Section 5.6. FBS Ag Credit shall furnish Borrower
                              -----------
with a copy of such notice.

     5.10  INVENTORY RECORDS.  Borrower represents and warrants to and covenants
           -----------------
with FBS Ag Credit that Borrower now keeps and at all times shall keep correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, Borrower's costs and selling prices of Inventory and daily withdrawals and additions of Inventory, all of which records shall be available on demand during Borrower's usual business hours to any of FBS Ag Credit's officers, employees or agents.

     5.11  SPECIAL COLLATERAL.  Immediately upon Borrower's receipt thereof and
           ------------------
upon request by FBS Ag Credit, Borrower shall (except as provided for in Section
                                                                         -------
5.3 with regard to warehouse receipts) deliver or cause to be delivered to FBS
---
Ag Credit, with such endorsements and assignments as are necessary to vest title and possession in FBS Ag Credit, all chattel paper, instruments and Documents which Borrower now owns or which Borrower may at any time acquire. Borrower shall promptly mark all copies of such chattel paper, instruments and Documents to show that they are subject to FBS Ag Credit's security interest.

     5.12  REMITTANCE OF PROCEEDS TO FBS AG CREDIT. Except as otherwise provided
           ---------------------------------------
in Section 5.6, in the event any proceeds of any Collateral shall come into the
   -----------
possession of Borrower (or any of Borrower's shareholders, directors, officers, employees, agents or any Persons acting for or in concert with Borrower), Borrower or any such Person shall receive, as the sole and exclusive property of FBS Ag Credit, and as trustee for FBS Ag Credit, all monies, checks, notes, drafts and all other payments for and/or other proceeds of Collateral, and no later than the first business day following receipt, Borrower shall remit the same (or cause the same to be remitted), in kind, to FBS Ag Credit or to such agent or agents (at such agent's or agents' designated address or addresses) as are appointed by FBS Ag Credit for that purpose, to be applied to the Liabilities pursuant to Section 10.14.
                        -------------

     5.13  SAFEKEEPING OF COLLATERAL.  Except as otherwise provided in Section
           -------------------------                                   -------
10.6, FBS Ag Credit shall not be responsible for:  (a) the safekeeping of the
----
Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency or any other Person relating to the Collateral. All risk of loss, damage, destruction or diminution in value of the Collateral shall be borne by Borrower.

     5.14  SALES AND USE OF COLLATERAL.  Except as set forth in this Section,
           ---------------------------
Borrower shall not sell, lease, transfer or otherwise dispose of any Collateral. So long as there shall not have occurred a Matured Default, Inventory may be sold by Borrower in the ordinary course of Borrower's business, but shall not otherwise be taken or removed from Borrower's premises, except for raw materials or work in process for the purpose of conversion into finished goods. Upon a Matured Default, neither Inventory nor any other Collateral shall be sold or taken or removed from Borrower's premises, except with the prior written consent of FBS Ag Credit and upon payment of an amount equivalent to the value of the Collateral to be sold or removed, such amounts to be paid to FBS Ag Credit to be applied upon the Liabilities. So long as there shall not have occurred a Matured Default, Collateral may be used by Borrower in the ordinary course of Borrower's business, subject to FBS Ag Credit's continuing security interest. Upon a Matured Default, Collateral shall not be used except with the prior written consent of FBS Ag Credit.

     5.15  MARGIN ACCOUNTS.  Unless FBS Ag Credit shall otherwise consent in
           ---------------
writing, any Margin Accounts shall be kept with a Broker acceptable to FBS Ag Credit ("Broker"). Borrower represents and warrants to FBS Ag Credit that after the time any Margin Accounts are opened by Borrower: (a) Borrower is now the owner, free and clear of all liens, security interests and encumbrances, except for those in favor of FBS Ag Credit or Broker, of any and all Margin Accounts which are listed in any financial statements or books and records of Borrower as being the property of Borrower;and (b) except as otherwise permitted by this Agreement, Borrower owns no open futures positions which are not either covered by existing, unsold

Inventory or covered by reciprocal contracts for future delivery of the product by reliable sellers, or directly related to Inventory which Borrower plans to purchase in the ordinary course of Borrower's business. Concurrently with the execution of this Agreement, Borrower, the Broker and FBS Ag Credit have executed an Assignment of Hedging Account and Futures Contracts, in form and substance acceptable to FBS Ag Credit. All of FBS Ag Credit's rights under such Assignment of Hedging Account and Futures Contracts shall be in addition to FBS Ag Credit's rights here-under, and shall also apply to any Margin Accounts which are maintained, in violation of this Agreement, with any Person other than the Broker. Borrower warrants that the Margin Accounts will be used solely for the hedging of Borrower's investments in Inventory and not for speculative purposes.

     5.16  ADDITIONAL SECURITY.  A Collateral Assignment of Borrowers'
           -------------------
trademarks and tradenames, the form of which is attached as Exhibit 5C.
                                                            ----------
Collateral Assignments of any long term sales contracts as the same may come into existence from time to time.

6  WARRANTIES.
   ----------

     Borrower represents and warrants that as of the date of the execution of this Agreement:

     6.1  LITIGATION AND PROCEEDINGS.  Except as set forth on Part 1 of Exhibit
          --------------------------                                    -------
6A, no judgments are outstanding against Borrower, nor is there now pending or
--
threatened any litigation, contested claim, or governmental proceeding by or against Borrower, except for judgments and pending or threatened litigation, contested claims and governmental proceedings which are not, in the aggregate, material to Borrower's financial condition, results of operations or business.

     6.2  OTHER AGREEMENTS.  Except as set forth on part 2 of Exhibit 6A,
          ----------------                                    ----------
Borrower is not in default under any contract, lease or commitment to which Borrower is a party or by which Borrower is bound. Borrower knows of no dispute, except as set forth on part 2 of Exhibit 6A or as previously disclosed
                                          ----------
to FBS Ag Credit in writing, relating to any contract, lease, or commitment which is material to the financial success of Borrower.

     6.3  LICENSES, PATENTS, COPYRIGHTS, TRADEMARKS AND TRADE NAMES.  All of
          ---------------------------------------------------------
Borrower's licenses, patents, copyrights, trademarks and trade names and all of Borrower's applications for any of the foregoing are set forth on part 3 of

Exhibit 6A.  There is no action, proceeding, claim or complaint pending or
----------
threatened to be brought against Borrower by any Person which might jeopardize any of Borrower's interest in any of the foregoing licenses, patents, copyrights, trademarks, trade names or applications.

     6.4  COLLATERAL. Except as contemplated by this Agreement and except as set
          ----------
forth on part 4 of Exhibit 6A, all of the Collateral is free and clear of all
                   ----------
security interests, liens, claims and encumbrances. No goods held by Borrower on consignment or under sale or return contracts have been represented to be Inventory and no amounts receivable by Borrower in respect of the sale of such goods (except markups or commissions which have been fully earned by Borrower) have been represented to be Accounts. All Producer Payables which are owing to suppliers of any of the Collateral have been paid when due and no Person to whom such Producer Payables are owed has asserted any interest in the Collateral. Borrower will furnish, at FBS Ag Credit's request, the names and addresses of all Persons who supply Inventory to Borrower or who deliver goods to Borrower on consignment or under sale or return contracts.

     6.5  LOCATION OF ASSETS; CHIEF EXECUTIVE OFFICE.  The chief executive
          ------------------------------------------
office of Borrower is located at 7490 Clubhouse Rd, #103, Boulder, Colorado 80301 and Borrower's assets (including without limitation, Inventory and Equipment) are all located in the locations set forth on part 5 of Exhibit 6A.
                                                                   ----------
As of the execution of this Agreement, the books and records of Borrower, and all of Borrower's chattel paper and records of account are located at the chief executive office of Borrower. If any change in any of such locations shall occur, Borrower shall promptly notify FBS Ag Credit of such change.

     6.6  TAX LIABILITIES.  Borrower has filed all federal, state and local tax
          ---------------
reports and returns required by any law or regulation to be filed by Borrower and has either duly paid all taxes, duties and charges indicated to be due on the basis of such returns and reports or has made adequate provision for the payment thereof, and the assessment of any material amount of additional taxes in excess of those paid and reported is not reasonably expected. The reserves for taxes reflected on Borrower's balance sheet are adequate in amount for the payment of all liabilities for all taxes (whether or not disputed) of Borrower accrued through the date of such balance sheet. There are no material unresolved questions or claims concerning any tax liability of Borrower, except as described on part 6 of Exhibit 6A.
                          ----------

     6.7  INDEBTEDNESS AND PRODUCER PAYABLES.  Except: (a) for the loans from
          ----------------------------------
FBS Ag Credit contemplated by this Agreement; (b) as disclosed on part 7 of
Exhibit 6A; and (c) as disclosed on the financial statements identified in
----------
Section 6.14, Borrower has no other indebtedness, contingent obligations or
------------
liabilities, outstanding bonds, letters of credit or acceptances to any other Person or loan commitments from any other Person. Borrower's Producer Payables, other than those being contested in good faith by Borrower, are not past due.

     6.8 OTHER NAMES. Borrower has not, during the preceding five (5) years, been known by or used any names other than those disclosed on part 8 of
Exhibit 6A.
----------

     6.9  AFFILIATES.  Borrower has no Affiliates, other than those Persons
          ----------
disclosed on part 9 of Exhibit 6A, and the legal relationships of Borrower to
                       ----------
each such Affiliate are accurately and completely described thereon.

     6.10  ENVIRONMENTAL MATTERS.  (a) Except as disclosed on part 10 of Exhibit
           ---------------------                                         -------
6A, Borrower has not received any notice to the effect, or has any knowledge,
--
that the Property or its operations are not in compliance with any of the requirements of applicable federal, state and local environmental, health and safety statutes and regulations ("ENVIRONMENTAL LAWS") or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which noncompliance or remedial action could have a material adverse effect on the business, operations, Property, assets or conditions (financial or otherwise) of Borrower; (b) there have been no releases of hazardous materials at, on or under the Property that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business, Property or prospects of Borrower; (c) there are no underground storage tanks, active or abandoned, including without limitation petroleum storage tanks, on or under the Property that, singly or in the aggregate, have, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, assets, business or Property or prospects of Borrower; (d) Borrower has not directly transported or directly arranged for the transportation of any hazardous material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against Borrower for any remedial work, damage to natural resources or personal injury, including without limitation, claims under CERCLA; and (e) except as disclosed on part 10 of Exhibit 6A, no conditions exist at, on or under the
                        ----------
Property which, with the passage of time, or the giving of notice or both, would rise to any material liability under any Environmental Laws. Notwithstanding anything in this Section 6.10 to the contrary the warranties set forth in this
                 ------------
Section 6.10, as to Horizon Idaho, are as to the best of its knowledge.
------------

     6.11  EXISTENCE.  Borrowers are corporations duly organized and in good
           ---------
standing under the laws of the State of Colorado and Delaware, respectively and are duly qualified to do business and are in good standing in all states where such qualification is necessary, except for those jurisdictions in which the failure so to qualify would not, in the aggregate, have a material adverse effect on Borrowers' financial condition, results of operations or business.

     6.12  AUTHORITY. The execution and delivery by Borrower of this Agreement
           ---------
and all of the other Financing Agreements and the performance of Borrower's obligations hereunder and thereunder: (a) are within Borrower's powers; (b) are duly authorized by Borrower's board of directors or board of managers; (c) are not in contravention of the terms of Borrower's articles or certificate of incorporation or bylaws; (d) are not in contravention of any law or laws, or of the terms of any indenture, agreement or undertaking to which Borrower is a party or by which Borrower or any of Borrower's property is bound; (e) do not require any governmental consent, registration or approval; (f) do not contravene any contractual or governmental restriction binding upon Borrower; and (g) will not, except as contemplated or permitted by this Agreement, result in the imposition of any lien, charge, security interest or encumbrance upon any property of Borrower under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which Borrower is a party or by which Borrower or any of Borrower's property may be bound or affected. Borrower shall deliver to FBS Ag Credit, upon FBS Ag Credit's request therefor, a written opinion of counsel as to the matters described in the foregoing clauses (a) through (g).

     6.13  BINDING EFFECT.  This Agreement and all of the other Financing
           --------------
Agreements set forth the legal, valid and binding obligations of Borrower and Lender and are enforceable against Borrower and Lender in accordance with their respective terms.

     6.14  CORRECTNESS OF FINANCIAL STATEMENTS.  The financial statements
           -----------------------------------
previously delivered by Borrower to FBS Ag Credit present fairly the financial condition of Borrower, and have been prepared in accordance with generally accepted accounting principles consistently applied. As of the date of such financial statements, and since such date, there has been no materially adverse change in the condition or operation of Borrower, nor has Borrower mortgaged, pledged or granted a security interest in or encumbered any of Borrower's assets or properties since such date.

     6.15  EMPLOYEE CONTROVERSIES.  There are no controversies pending or
           ----------------------
threatened between Borrower or any of Borrower's employees, other than employee grievances arising in the ordinary course of Borrower's business which are not, in the aggregate, material to the financial success of Borrower.

     6.16  COMPLIANCE WITH LAWS AND REGULATIONS.  Borrower is in compliance
           ------------------------------------
with all laws, orders, regulations and ordinances of all federal, foreign, state and local governmental authorities relating to the business operations and the assets of Borrower, except for laws, orders, regulations and ordinances, the violation of which would not have an adverse effect on the value of the Collateral or FBS Ag Credit's interest in any of the Collateral and, in the aggregate, would not have a material adverse effect on Borrower's financial condition, results of operations or business. Borrowers are duly licensed as USDA approved dairies and agrees to furnish copies to FBS Ag Credit of any audits or inspections conducted by any person relating to such license.

     6.17  ACCOUNT WARRANTIES.  Borrower warrants and represents to FBS Ag
           ------------------
Credit that: (a) except as disclosed to FBS Ag Credit from time to time in writing, all Accounts which are at any time included in the Borrowing Base or which are reflected on Borrower's financial statements delivered to FBS Ag Credit pursuant to Section 7.1 are genuine, in all respects what they purport to
                   -----------
be, have not been reduced to any judgment, are evidenced by not more than one executed original instrument, agreement, contract or document (which, if any, has been delivered to FBS Ag Credit), and represent undisputed, bona fide transactions completed in accordance with the terms and conditions of any related document; (b) the Accounts have not been sold or pledged to any Person other than FBS Ag Credit; and (c) except as disclosed to FBS Ag Credit from time to time in writing, Borrower has no knowledge of any fact or circumstance which would impair the validity or collectibility of any of the Accounts.

     6.18  INVENTORY WARRANTIES.  Borrower warrants and represents to FBS Ag
           --------------------
Credit that: (a) except for goods covered by Documents which have been delivered to FBS Ag Credit, and except as promptly disclosed to FBS Ag Credit from time to time in writing, all Inventory is located on the premises described in Section 6.5 or is in transit; and (b) except as promptly disclosed to FBS Ag
   -----------
Credit from time to time in writing, all Inventory shall be of good and merchantable quality, free from any defects which might affect the market value of such Inventory.

     6.19  SOLVENCY.  Borrower is solvent, able to pay Borrower's debts
           --------
generally as such debts mature, and has capital sufficient to carry on Borrower's business and all businesses in which Borrower is about to engage. The saleable value of Borrower's total assets at a fair valuation, and at a present fair saleable value, is greater than the amount of Borrower's total obligations to all Persons. Borrower will not be rendered insolvent by the execution or delivery of this Agreement or of any of the other Financing Agreements or by the transactions contemplated hereunder or thereunder.

     6.20  PENSION REFORM ACT.  No events, including without limitation, any
           ------------------
"reportable event" or "prohibited transactions," as those terms are defined in the Employee Retirement Income Security Act of 1974 as the same may be amended from time to time ("ERISA"), have occurred in connection with any defined benefit pension plan ("PENSION PLAN") of Borrower which might constitute grounds for the termination of any such Pension Plan by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer any such Pension Plan. All of Borrower's Pension Plans meet, as of the date of this Agreement, the minimum funding standards of Section 302 of ERISA.

     6.21  MARGIN SECURITY.  Borrower does not own any margin security and none
           ---------------
of the loans advanced hereunder shall be used for the purpose of purchasing or carrying any margin securities or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase any margin securities or for any other purpose not permitted by Regulations U or G of the Board of Governors of the Federal Reserve System.

     6.22  SURVIVAL OF WARRANTIES.  All representations and warranties contained
           ----------------------
in this Agreement or any of the other Financing Agreements shall survive the execution and delivery of this Agreement and shall be true from the date of this Agreement until the Liabilities shall be paid in full and FBS Ag Credit shall cease to be committed to make loans under this Agreement.

     6.23  EQUIPMENT IDENTIFICATION.  Descriptions, including without
           ------------------------
limitation, serial identification numbers, of all Equipment of Borrower, are contained on Exhibit 6B.
             ----------

7  AFFIRMATIVE COVENANTS.
   ---------------------

     Borrower covenants and agrees that so long as any Liabilities remain outstanding, and (even if there shall be no Liabilities outstanding) so long as FBS Ag Credit remains committed to make loans under this Agreement:

     7.1  FINANCIAL AND OTHER INFORMATION.  Except as otherwise expressly
          -------------------------------
provided for in this Agreement, Borrower shall keep proper books of record and account in which full and true entries will be made of all dealings and transactions of or in relation to the business and affairs of Borrower, in accordance with generally accepted accounting principles consistently applied, and Borrower shall cause to be furnished to FBS Ag Credit, from time to time and in a form acceptable to FBS Ag Credit, such information as FBS Ag Credit may reasonably request, including without limitation, the following:

          (a) as soon as practicable and in any event within one hundred and twenty (120) days after the end of fiscal year 1997 and within ninety (90) days of each fiscal year of Borrower thereafter, audited statements of income, retained earnings and changes in the financial condition of Borrower for each year, and a balance sheet of Borrower for such year, setting forth in each case, in comparative form, corresponding figures as of the end of the preceding fiscal year together with a copy of the management letter, all in reasonable detail and satisfactory in scope to FBS Ag Credit and certified to Borrower by such independent public accountants as are selected by Borrower and satisfactory to FBS Ag Credit, whose opinion shall be in scope and substance satisfactory to FBS Ag Credit;

          (b) as soon as practicable and in any event within thirty (30) days after the end of each monthly accounting period in each fiscal year of Borrower:
(i) statements of income and retained earnings of Borrower for such monthly period and for the period from the beginning of the then current fiscal year to the end of such monthly period, and a balance sheet of Borrower as of the end of such monthly period, setting forth in each case, in comparative form, figures for the corresponding periods in the preceding fiscal year, all in reasonable detail and certified as accurate by the chief financial officer of Borrower, subject to changes resulting from normal year end adjustments, (ii) copies of all operating statements for such month prepared by Borrower for its internal use, including without limitation, statements of cash flow, purchases and sales of Inventory and other goods, and (iii) a compliance certificate of the chief financial officer of Borrower in the form attached as Exhibit 7A;
                                                      ----------

          (c) as soon as practicable and in any event within fifteen (15) days after the end of each monthly accounting period in each fiscal year of Borrower:
(i) Borrowing Base Certificate for Borrower computed as of the last day of such month, signed by the chief financial officer of Borrower; (ii) an aged trial balance of all Accounts indicating which Accounts are thirty (30), sixty (60) and ninety (90) days past the original invoice date of the original invoice related thereto and listing the names of all Account Debtors, (iii) a listing of Borrower's accounts payable indicating which accounts payable are more than thirty (30) days past due;

          (d) as soon as practicable and in any event within ninety (90) days of each fiscal year of Borrower month by month budget for the then current fiscal year.

     7.2  CONDUCT OF BUSINESS.  Except as contemplated by this Agreement,
          -------------------
Borrower shall: (a) maintain Borrower's existence and maintain in full force and effect all licenses, bonds, franchises, leases, patents, contracts and other rights necessary or desirable to the profitable conduct of Borrower's business;
(b) continue in, and limit Borrower's operations to, the same general line of business as that presently conducted by Borrower; (c) comply with all applicable laws and regulations of any federal, state or local governmental authority, except for such laws and regulations the violation of which would not, in the aggregate, have a material adverse effect on Borrower's financial condition, results of operations or business; and (d) keep and conduct Borrower's business separate and apart from the business of Borrower's Affiliates.

     7.3  MAINTENANCE OF PROPERTIES.  Borrower shall keep Borrower's real
          -------------------------
estate, leaseholds, equipment and other fixed assets in good condition, repair and working order, normal wear and tear excepted, and shall not allow Borrower's chief executive office or any of the Collateral to be moved from the locations set forth in Section 6.5 (or to be placed on consignment) without the written
         -----------
consent of FBS Ag Credit, which consent shall not be unreasonably withheld. Borrower shall keep the Inventory in good and merchantable condition and shall, as applicable, clean, feed, shelter, store, secure, refrigerate, water, medicate, fumigate, fertilize, cultivate, irrigate, prune, process and otherwise maintain the Inventory in accordance the standards and practices adhered to generally by others in the same businesses as Borrower. Borrower shall reinvest a minimum of $2,750,000 into the dairy livestock Collateral during the fiscal year-ending December 31, 1997. In the event Borrower does not purchase the Maryland Dairy then Borrower shall reinvest a minimum of $2,000,000 into the dairy livestock Collateral during the fiscal year-ending December 31, 1997. Borrower shall reinvest a minimum of $2,000,000 into the dairy livestock Collateral during the fiscal year-ending December 31, 1998 and during each fiscal year thereafter.

     7.4  BORROWER'S LIABILITY INSURANCE.  Borrower shall maintain, at
          ------------------------------
Borrower's expense, such public liability and property damage insurance as is ordinarily maintained by other companies in similar businesses, provided,
                                                                --------
however, that in no event shall such public liability insurance provide for
-------
coverage less than $1,000,000 per occurrence for personal injury and $1,000,000 per occurrence for property damage. Borrower's public liability insurance may provide for a deductible of not more than $50,000 per occurrence. All such policies of insurance shall be in form and with insurers reasonably acceptable to FBS Ag Credit and copies thereof, together with all amendments and schedules, shall be provided to FBS Ag Credit within ten (10) days of Borrower's receipt of the same.

     7.5  BORROWER'S PROPERTY INSURANCE.  Borrower shall bear the full risk of
          -----------------------------
loss from any cause of any nature whatsoever in respect to the Collateral. At Borrower's own cost and expense, Borrower shall keep all Collateral fully insured, with carriers, and in amounts acceptable to FBS Ag Credit, against the hazards of fire, theft, collision, spoilage, hail, those covered by extended or all risk coverage insurance and such others as may be required by FBS Ag Credit. Borrower shall cause to be delivered to FBS Ag Credit the insurance policies therefor or proper certificates evidencing the same. Such policies shall provide, in manner satisfactory to FBS Ag Credit, that any losses under such policies shall be payable first to FBS Ag Credit, as FBS Ag Credit's interest may appear. Each such policy shall include a provision for thirty (30) days' prior written notice to FBS Ag Credit of any cancellation or expiration and show FBS Ag Credit as mortgagee and loss payee as provided in a form of loss payable endorsement in form and substance satisfactory to FBS Ag Credit. In the event of any loss covered by any such policy, the carrier named in such policy is directed by Borrower to make payment for such loss to FBS Ag Credit and not to Borrower, or to Borrower and FBS Ag Credit jointly. Borrower makes, constitutes and appoints FBS Ag Credit (and all Persons designated by FBS Ag Credit) as Borrower's true and lawful agent and attorney-in-fact, with power to make, settle or adjust claims under such policies of insurance (provided,
                                                                --------
however, that so long as there shall not have occurred a Matured Default, FBS Ag
-------
Credit shall consult with Borrower prior to finally making, settling or adjusting claims under such policies of insurance and will not settle such claims without Borrower's consent, which consent will not be unreasonably withheld). The foregoing power of attorney is coupled with an interest and is therefore irrevocable. If payment as a result of any insurance losses shall be paid by check, draft or other instrument payable to Borrower, or to Borrower and FBS Ag Credit jointly, FBS Ag Credit may endorse the name of Borrower on such check, draft or other instrument, and may do such other things as FBS Ag Credit may deem advisable to reduce the same to cash. All loss recoveries received by FBS Ag Credit on account of any such insurance may be applied and credited by FBS Ag Credit to the Liabilities. Any surplus of insurance proceeds in excess of the Liabilities shall be paid by FBS Ag Credit to Borrower. Any deficiency reasonably determined by FBS Ag Credit to exist after application of insurance proceeds to the Liabilities shall be paid by Borrower to FBS Ag Credit, on demand. If Borrower fails to procure insurance as provided in this Agreement, or to keep the same in force, or fails to perform any of Borrower's other obligations hereunder, then FBS Ag Credit may, at FBS Ag Credit's option, and without obligation to do so, obtain such insurance and pay the premium thereon for the account of Borrower, or make whatever other payments FBS Ag Credit may deem appropriate to protect FBS Ag Credit's security for the Liabilities. Any such payments shall be additional Liabilities of Borrower to FBS Ag Credit, payable on demand and secured by the Collateral.

     7.6  FINANCIAL COVENANTS AND RATIOS.  Borrower shall maintain as of the end
          ------------------------------
of each month: (a) a Tangible Net Worth of not less than $5,000,000 plus 60% of the cumulative annual positive net income beginning with the fiscal year end and consolidated financial results of December 31, 1997; (b) a Working Capital Ratio of not less than 1.15 to 1; (c) a ratio of total liabilities to Tangible Net Worth of not more than 3.0 to 1; (d) minimum Working Capital of $4,500,000 if the Borrower does not purchase the Maryland Dairy; (e) minimum Working Capital of $6,500,000 if the Borrower does purchase the Maryland Dairy.

     7.7  PENSION PLANS.  Borrower shall:  (a) keep in full force and effect any
          -------------
and all Pension Plans which are presently in existence or may, from time to time, come into existence under ERISA, unless such Pension Plans can be terminated without material liability to Borrower in connection with such termination (as distinguished from any continuing funding obligation); (b) make contributions to all of Borrower's Pension Plans in a timely manner and in an amount sufficient to comply with the requirements of ERISA; (c) comply with all requirements of ERISA which relate to such Pension Plans; (d) notify FBS Ag Credit immediately upon receipt by Borrower of any notice of the institution of any proceeding or other action which may result in the termination of any Pension Plans; and (e) acquire and maintain, when available, the contingent employer liability coverage insurance provided for under Section 4023 of ERISA, such insurance to be satisfactory to FBS Ag Credit in coverage and amount.

     7.8  NOTICE OF SUIT, ADVERSE CHANGE IN BUSINESS OR DEFAULT.  Borrower
          -----------------------------------------------------
shall, as soon as possible, and in any event within ten (10) days after Borrower learns of the following, give written notice to FBS Ag Credit of: (a) any proceeding being instituted or threatened to be instituted by or against Borrower in any federal, state, local or foreign court or before any commission or other regulatory body (federal, state, local or foreign) for which claimed damages exceed $50,000; (b) any material adverse change in the business, assets or condition, financial or otherwise, of Borrower; and (c) the occurrence of any Default.

     7.9  USE OF PROCEEDS.  Borrower shall use Advances only for the purposes
          ---------------
stated in Section 2.4 and for no other purpose.
          -----------

8  NEGATIVE COVENANTS.
   ------------------

     Borrower covenants and agrees that so long as any Liabilities remain outstanding, and (even if there shall be no Liabilities outstanding) so long as FBS Ag Credit remains committed to make loans under this Agreement (unless FBS Ag Credit shall give FBS Ag Credit's prior written consent):

     8.1  ENCUMBRANCES.  Except for those liens, security interests and
          ------------
encumbrances presently in existence and reflected in Borrower's financial statements referred to in Section 6.14 and permitted under Section 6.4, Borrower
                          ------------
shall not create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien, levy, assessment, attachment, seizure, writ, distress warrant, or other encumbrance of any nature whatsoever on or with regard to any Collateral other than: (a) liens securing the payment of taxes, either not yet due or the validity of which is being contested in good faith by appropriate proceedings, and as to which Borrower shall, if appropriate under generally accepted accounting principles, have set aside on Borrower's books and records adequate reserves; (b) liens securing deposits under workmen's compensation, unemployment insurance, social security and other similar laws, or securing the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or securing indemnity, performance or other similar bonds for the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or securing statutory obligations or surety or appeal bonds, or securing indemnity, performance or other similar bonds in the ordinary course of Borrower's business; (c) liens and security interests in favor of FBS Ag Credit; (d) liens securing the interests of Broker in any

Margin Account; (e) zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of Borrower's real property, and other liens, security interests and encumbrances on property which are subordinate to the liens and security interests of FBS Ag Credit and which do not, in FBS Ag Credit's sole determination: (i) materially impair the use of such property, or
(ii) materially lessen the value of such property for the purposes for which the same is held by Borrower; and (f) purchase money security interests securing amounts relating to such items of Equipment as are specifically consented to by FBS Ag Credit.

     8.2  CONSOLIDATIONS, MERGERS OR ACQUISITIONS.  Borrower shall not
          ---------------------------------------
recapitalize or consolidate with, merge with, or otherwise acquire all or substantially all of the assets or properties of any other Person.

     8.3  DEPOSITS, INVESTMENTS, ADVANCES OR LOANS.  Borrower shall not make or
          ----------------------------------------
permit to exist deposits, investments, advances or loans (other than loans existing on the date of the execution of this Agreement and disclosed to FBS Ag Credit in writing on or prior to such date) in or to Affiliates or any other Person, except: (a) investments in short term direct obligations of the United States Government; (b) investments in negotiable certificates of deposit issued by a bank satisfactory to FBS Ag Credit in FBS Ag Credit's reasonable determination, made payable to the order of Borrower or to bearer; (c) loans to officers, directors, employees, or Affiliates as and when permitted by Section
                                                                       -------
8.9; (d) demand deposits not to exceed $100,000 in the aggregate.  Borrower
---
shall not invest more than $1,500,000 per year in growing crops.

     8.4  INDEBTEDNESS.  Except for those obligations and that indebtedness
          ------------
presently in existence and reflected in Borrower's financial statements referred to in Section 6.14 or referred to in Section 6.7, Borrower shall not incur,
      ------------                   -----------
create, assume, become or be liable in any manner with respect to, or permit to exist, any obligations or indebtedness, direct or indirect fixed or contingent, in excess of $250,000 per year, except: (a) the Liabilities; (b) obligations secured by liens or security interests permitted under Section 8.1 or contingent
                                                       -----------
obligations permitted under Section 8.5; or lease obligations permitted under
                            -----------
Section 8.14; (c) trade obligations, Producer Payables and normal accruals in
------------
the ordinary course of Borrower's business not yet due and payable, or with respect to which Borrower is contesting in good faith the amount or validity thereof by appropriate proceedings, and then only to the extent that Borrower has set aside on Borrower's books adequate reserves therefor, if appropriate under generally accepted accounting principles. Borrower shall not permit to exist any other depository account for the receipt of prepayments of any type whatsoever, except the account referred to in Section 5.6, or Borrower's general
                                              -----------
operating account if no account for the receipt of proceeds is referred to in
Section 5.6; and (d) indebtedness not to exceed $2,000,000 to finance the purchase of the Maryland Dairy (provided that the Maryland Dairy purchase does not cause any other covenant violations).

     8.5  GUARANTEES AND OTHER CONTINGENT OBLIGATIONS.  Borrower shall not
          -------------------------------------------
guarantee, endorse or otherwise in any way become or be responsible for obligations of any other Person, whether by agreement to purchase the indebtedness of such Person or through the purchase of goods, supplies or services, or maintenance of working capital or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance or loan for the purpose of paying or discharging any indebtedness or obligation of such Person or otherwise, except: (a) for endorsements of negotiable instruments for collection in the ordinary course of business; and (b) that Borrower may indemnify Borrower's officers, directors, and employees to the extent permitted under the laws of the State in which Borrower is organized and may indemnify (in the customary manner) underwriters and any selling shareholders in connection with any public offering of Borrower's securities.

     8.6  DISPOSITION OF PROPERTY.  Except as set forth on Exhibit 8A and as
          -----------------------                          ----------
permitted by Section 5.14, Borrower shall not sell, lease, transfer or otherwise
             ------------
dispose of any of Borrower's properties, assets or rights.

     8.7  CAPITAL INVESTMENT LIMITATIONS.  Borrower shall not purchase, invest
          ------------------------------
in or otherwise acquire real estate, equipment or other fixed assets a) in fiscal year ending 1997 in an amount in excess of $4,000,000 limited to not more than $3,500,000 for Maryland dairy acquisition and improvements, not more than $800,000 for other equipment purchases or leases, and if a new Maryland dairy is not acquired, combined capital expenditures and leases would not be allowed to exceed $500,000; b) in any fiscal year thereafter, in an amount in excess of the lesser of $500,000 or an amount that would result in Borrower's Fixed Charge Coverage Ratio being less than 1.0 to 1 in such fiscal year. For the purpose of calculating net annual capital expenditures and capital leases, the determination would be calculated as: 1) the fiscal year-end net property, plant and equipment (excluding livestock), minus 2) the beginning of the fiscal year net property, plant and equipment, plus 3) annual depreciation (excluding livestock).

     8.8  COMPENSATION OF OFFICERS AND DIRECTORS  Borrower shall not pay
          --------------------------------------
Borrower's officers and directors compensation (including without limitation, salary, bonus, management fees and incentive compensation of any type other than stock options) in an amount in excess of $1,000,000 in the aggregate in any of Borrower's fiscal years.

     8.9  LOANS TO AFFILIATES.  Except for advances for travel and expenses to
          -------------------
Borrower's officers, directors or employees in the ordinary course of Borrower's business, Borrower shall not make any loans to any Affiliates or shareholders of Borrower.

     8.10  DISTRIBUTIONS IN RESPECT OF EQUITY, PREPAYMENT OF DEBT.  Borrower
           ------------------------------------------------------
shall not directly or indirectly: (a) redeem any of Borrower's shares of capital stock; (b) declare any dividends in any year on any class of Borrower's capital stock; or (c) prepay any principal, interest or other payments on or in connection with any indebtedness of Borrower other than the Liabilities.

     8.11  PREPAYMENT OF DEBT.  Borrower shall not directly or indirectly prepay
           ------------------
any principal, interest or other payments on or in connection with any indebtedness of Borrower other than the Liabilities.

     8.12  ISSUANCE OF STOCK.  Borrower shall not issue or distribute any of
           -----------------
Borrower's capital stock or other classes of stock for consideration or otherwise, that, on a cumulative basis, will result in any additional Person becoming an Affiliate.

     8.13  AMENDMENT OF ORGANIZATIONAL DOCUMENTS.  Borrower shall not amend
           -------------------------------------
Borrower's articles or certificate of incorporation, bylaws or any other agreement, instrument or document affecting Borrower's organization, management or governance.

     8.14  LEASE LIMITATIONS.  Borrower's payment obligations under all
           -----------------
operating leases and similar agreements shall not exceed $200,000 in the aggregate for any fiscal year of Borrower, without prior approval by FBS Ag Credit.

     8.15  USE OF NAMES.  Borrower shall not use any names other than those
           ------------
referred to in Section 6.8, nor shall Borrower change any of said names.

9  DEFAULT AND RIGHTS AND REMEDIES.
   -------------------------------

     9.1  LIABILITIES.  Upon a Matured Default, any or all of the Liabilities
          -----------
may, at the option of FBS Ag Credit, and without demand or notice of any kind, be declared, and thereupon shall become, immediately due and payable, and FBS Ag Credit shall cease to be committed to make Advances under this Agreement. Without detracting from the previous sentence, without detracting from any other rights powers or remedies of FBS Ag Credit under this Agreement and without creating any defense or excuse with regard to the obligations of Borrower hereunder, FBS Ag Credit agrees that it will use its best efforts to notify Borrower of the occurrence or existence of a Matured Default.

     9.2  RIGHTS AND REMEDIES GENERALLY.  Upon a Matured Default, FBS Ag Credit
          -----------------------------
shall have, in addition to any other rights and remedies contained in this

Agreement or in any of the other Financing Agreements, all of the rights and remedies of a secured party under the Code or other applicable laws, all of which rights and remedies shall be cumulative and nonexclusive, to the extent permitted bylaw. In addition to all such rights and remedies, the sale, lease or other disposition of all or any part of the Collateral by FBS Ag Credit after a Matured Default, may be for cash, credit or both, and FBS Ag Credit may purchase all or any part of the Collateral at public or, if permitted by law, private sale, and in lieu of actual payment of such purchase price, may setoff the amount of such purchase price against the Liabilities then owing. Any sales of the Collateral may involve the sale of portions of the Collateral at different times, and at different locations, and may, at FBS Ag Credit's option, be held at a site or sites different from the site at which all or any part of the Collateral is located. Any such sales, at FBS Ag Credit's option, may be in conjunction with or separate from the foreclosure of any mortgage on any Collateral consisting of real property, and may be adjourned from time to time with or without notice. FBS Ag Credit may, in its sole discretion, cause the Collateral to remain on Borrower's premises, at Borrower's expense, pending sale or other disposition of the Collateral. FBS Ag Credit shall have the right to conduct such sales on Borrower's premises, at Borrower's expense, or elsewhere, on such occasion or occasions as FBS Ag Credit may see fit.

     9.3  ENTRY UPON PREMISES.  Upon a Matured Default, FBS Ag Credit shall have
          -------------------
the right to enter upon the premises of Borrower at which any of the Collateral is located (or is believed to be located) without incurring any obligation to pay rent to Borrower, or any other place or places where the Collateral is located (or is believed to be located) and kept, and remove the Collateral therefrom to the premises of FBS Ag Credit or any agent of FBS Ag Credit, for such time as FBS Ag Credit may desire, in order to effectively collect or liquidate the Collateral, or FBS Ag Credit may require Borrower to assemble the Collateral and make it available to FBS Ag Credit at a place or places to be designated by FBS Ag Credit which is reasonably convenient to both parties. Borrower expressly agrees that FBS Ag Credit may, if necessary to gain occupancy to the premises at which Collateral is located (or is believed to be located), without further notice to Borrower: (a) hire Borrower's employees to assist in the loading and transportation of such Collateral; (b) utilize Borrower's equipment for use in such operation; (c) cut or otherwise temporarily move or remove any barbed wire or other fencing or similar boundary-maintenance devices; and (d) pick or otherwise render inoperative any locks on any property not customarily inhabited by people. Borrower agrees that any such actions authorized by this Section shall be deemed to have been authorized and not a breach of the peace if FBS Ag Credit takes reasonable efforts to safeguard all of Borrower's property.

     9.4  SALE OR OTHER DISPOSITION OF COLLATERAL BY FBS AG CREDIT.  Any notice
          --------------------------------------------------------
required to be given by FBS Ag Credit of a sale, lease or other disposition or other intended action by FBS Ag Credit with respect to any of the Collateral which is deposited in the United States mail, postage prepaid and duly addressed to Borrower at the address specified in Section 10.19, at least ten (10)
                                     -------------
business days prior to such proposed action, shall constitute fair and commercially reasonable notice to Borrower of any such action. The net proceeds realized by FBS Ag Credit upon any such sale or other disposition, after deduction for the expense of retaking, holding, preparing for sale, selling or the like, and the reasonable legal fees and expenses and other proper fees and expenses incurred by FBS Ag Credit in connection therewith, shall be applied toward satisfaction of the Liabilities. FBS Ag Credit shall account Borrower for any surplus realized upon such sale or other disposition, and Borrower shall remain liable for any deficiency. The commencement of any action, legal or equitable, or the rendering of any judgment or decree for any deficiency, shall not affect FBS Ag Credit's security interest in the Collateral until the Liabilities shall have been paid in full.

     9.5  WAIVER OF DEMAND.  Demand, presentment, protest and notice of
          ----------------
nonpayment are waived by Borrower. Borrower also waives the benefit of all valuation, appraisal and exemption laws.

     9.6  WAIVER OF NOTICE.  Upon a Matured Default, Borrower waives, to the
          ----------------
fullest extent permitted by applicable law, all rights to notice and hearing of any kind prior to the exercise by FBS Ag Credit of FBS Ag Credit's rights to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral.

10  MISCELLANEOUS.
    -------------

     10.1  TIMING OF PAYMENTS.  For purposes of determining the outstanding
           ------------------
balance of the Liabilities, including without limitation, the computations of interest which may from time to time be owing to FBS Ag Credit, the receipt by FBS Ag Credit of any check or any other item of payment whether through a blocked account or lockbox described in Section 5.6 or otherwise, shall not be
                                        -----------
treated as a payment on account of the Liabilities until such check or other item of payment is actually received by FBS Ag Credit at its office in Denver, Colorado and is paid to FBS Ag Credit in cash or a cash equivalent.

     10.2  ATTORNEYS' FEES AND COSTS.  If at any time FBS Ag Credit employs
           -------------------------
counsel in connection with protecting or perfecting FBS Ag Credit's security interest in the Collateral or in connection with any matters contemplated by or arising out of this Agreement, whether: (a) to commence, defend, or intervene in any litigation or to file a petition, complaint, answer, motion or other pleading; (b) to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise); (c) to consult with officers of FBS Ag Credit to advise FBS Ag Credit or to draft documents for FBS Ag Credit in connection with any of the foregoing or in connection with any release of FBS Ag Credit's claims or security interests or any proposed extension, amendment or refinancing of the Liabilities; (d) to protect, collect, lease, sell, take possession of, or liquidate any of the Collateral; or (e) to attempt to enforce or to enforce any security interest in any of the Collateral, or to enforce any rights of FBS Ag Credit to collect any of the Liabilities; then in any of such events, all of the reasonable attorneys' fees arising from such services, and any related expenses, costs and charges, including without limitation, all fees of all paralegals, legal assistants and other staff employed by such attorneys whether outside FBS Ag Credit or in FBS Ag Credit's legal department, together with interest at the Default Rate provided for in
Section 2.2 if a Matured Default has occurred, or at the highest interest rate
-----------
set forth in any promissory note referred to herein, shall constitute additional Liabilities, payable on demand and secured by the Collateral.

     10.3  EXPENDITURES BY FBS AG CREDIT.  In the event that Borrower shall fail
           -----------------------------
to pay taxes, insurance, assessments, costs or expenses which Borrower is, under any of the terms hereof or of any of the other Financing Agreements, required to pay, or fails to keep the Collateral free from other security interests, liens or encumbrances, except as permitted herein, FBS Ag Credit may, in FBS Ag Credit's sole discretion and without obligation to do so, make expenditures for any or all of such purposes, and the amount so expended, together with interest at the Default Rate provided for in Section 2.2, shall constitute additional
                                    -----------
Liabilities, payable on demand and secured by the Collateral.

     10.4  FBS AG CREDIT'S COSTS AND EXPENSES AS ADDITIONAL LIABILITIES.
           ------------------------------------------------------------
Borrower shall reimburse FBS Ag Credit for all expenses and fees paid or incurred in connection with the documentation, negotiation and closing of the loans and other financial accommodations described in this Agreement (including without limitation, filing and recording fees, and the fees and expenses of FBS Ag Credit's attorneys, paralegals, and legal assistants, whether outside FBS Ag Credit or in FBS Ag Credit's legal department, and whether such expenses and fees are incurred prior to or after the closing date). Borrower further agrees to reimburse FBS Ag Credit for all expenses and fees paid or incurred in connection with the documentation of any renewal or extension of the loans, any additional financial accommodations, or any other amendments to this Agreement. All costs and expenses incurred by FBS Ag Credit with respect to such negotiation and documentation together with interest at the highest interest rate set forth in any promissory note referred to herein, shall constitute additional Liabilities, payable on demand and secured by the Collateral.

     10.5  CLAIMS AND TAXES.  Borrower agrees to indemnify and hold FBS Ag
           ----------------
Credit harmless from and against any and all claims, demands, liabilities, losses, damages, penalties, costs, and expenses (including without limitation, reasonable attorneys' fees) relating to or in any way arising out of the possession, use, operation or control of any of Borrower's assets. Borrower shall pay or cause to be paid all license fees, bonding premiums and related taxes and charges, and shall pay or cause to be paid all of Borrower's real and personal property taxes, assessments and charges and all of Borrower's franchise, income, unemployment, use, excise, old age benefit, withholding, sales and other taxes and other governmental charges assessed against Borrower, or payable by Borrower, at such times and in such manner as to prevent any penalty from accruing or any lien or charge from attaching to Borrower's property, provided, however, that Borrower
                                              --------  -------
shall have the right to contest in good faith, by an appropriate proceeding promptly initiated and diligently conducted, the validity, amount or imposition of any such tax, and upon such good faith contest to delay or refuse payment thereof, if: (a) Borrower establishes adequate reserves to cover such contested taxes; and (b) such contest does not have a material adverse effect on the financial condition of Borrower, the ability of Borrower to pay any of the Liabilities, or the priority or value of FBS Ag Credit's security interests in the Collateral.

     10.6  CUSTODY AND PRESERVATION OF COLLATERAL.  FBS Ag Credit shall be
           --------------------------------------
deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in FBS Ag Credit's possession if FBS Ag Credit takes such action for that purpose as Borrower shall request in writing, but failure by FBS Ag Credit to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure by FBS Ag Credit to preserve or protect any right with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by Borrower, shall of itself be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

     10.7 INSPECTION.  FBS Ag Credit (by and through its officers and
          ----------
employees), or any Person designated by FBS Ag Credit in writing, shall have the right from time to time, to call at Borrower's place or places of business (or any other place where Collateral or any information as to Collateral is kept or located) during reasonable business hours, and, without hindrance or delay, to:
(a) inspect, audit, check and make copies of and extracts from Borrower's books, records, journals, orders, receipts and any correspondence and other data relating to Borrower's business or to any transactions between the parties to this Agreement; (b) make such verification concerning the Collateral as FBS Ag Credit may consider reasonable under the circumstances; and (c) review operating procedures, review maintenance of property and discuss the affairs, finances and business of Borrower with Borrower's officers, employees or directors. Borrower agrees to pay to FBS Ag Credit an annual fee of Thirty Five Thousand Dollars ($35,000) on the date of this Agreement, and on each Anniversary Date as long as Line of Credit Advances are outstanding hereunder, for all expenses incurred by or on behalf of FBS Ag Credit in making inspections under this Section, including without limitation, travel and photocopying expenses, which fee shall be fully earned on the date it becomes payable and which fee shall be paid by an FBS Ag Credit initiated Advance pursuant to Section 2.1, without prior
                                            -----------
demand by FBS Ag Credit. FBS Ag Credit acknowledges receipt of $12,500 prior to the date hereof leaving a balance leaving a balance of $12,500 to be paid as of the date hereof.

     10.8  EXAMINATION OF BANKING RECORDS.  Borrower consents to the examination
           ------------------------------
by FBS Ag Credit, FBS Ag Credit's officers, employees and agents, or any of them, whether or not there shall have occurred a Default or a Matured Default, of any and all of Borrower's not privileged banking records, wherever they may be found, and directs any Person which may be in control or possession of such records (including without limitation, any bank, other financial institution, accountant or lawyer) to provide such records to FBS Ag Credit and FBS Ag Credit's officers, employees and agents, upon their request. Such examination may be conducted by FBS Ag Credit with or without notice to Borrower at the option of FBS Ag Credit, any such notice being waived by Borrower.

     10.9  GOVERNMENTAL REPORTS.  Borrower authorizes all duly constituted
           --------------------
federal, state and municipal authorities to furnish to FBS Ag Credit copies of their reports of examinations or inspections of Borrower.

     10.10  RELIANCE BY FBS AG CREDIT.  All covenants, agreements,
            -------------------------
representations and warranties made by Borrower shall, notwithstanding any investigation by FBS Ag Credit, be deemed to be material to and to have been relied upon by FBS Ag Credit.

     10.11  PARTIES.  Whenever in this Agreement there is reference made to any
            -------
of the parties, such reference shall be deemed to include, wherever applicable, a reference to the respective successors and assigns of Borrower and FBS Ag Credit.

     10.12  APPLICABLE LAW; SEVERABILITY.  This Agreement shall be construed in
            ----------------------------
all respects in accordance with, and governed by, the laws and decisions of the State of Colorado. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

     10.13  SUBMISSION TO JURISDICTION; WAIVER OF BOND AND TRIAL BY JURY.
            ------------------------------------------------------------
BORROWER CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED WITHIN THE CITY AND COUNTY OF DENVER, COLORADO AND WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED ON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE
                                                   --------------------
CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND WAIVES

PERSONAL SERVICE OF ANY AND ALL PROCESS UPON BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MAIL OR MESSENGER DIRECTED TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 10.19. SERVICE SO MADE SHALL BE DEEMED TO BE
                     -------------
COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO BORROWER'S ADDRESS BY BORROWER'S AGENT AS SET FORTH BELOW. BORROWER IRREVOCABLY APPOINTS MICHAEL D. KILLIN OR SUCH OTHER ATTORNEY AT THE LAW FIRM OF DORSEY & WHITNEY LLP AS SHE MAY DESIGNATE AS BORROWER'S AGENT FOR THE PURPOSE OF ACCEPTING THE SERVICE OF ANY PROCESS WITHIN THE STATE OF COLORADO, AND SUCH AGENT AGREES TO FORWARD PROMPTLY BY MAIL DIRECTED TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 10.19, ANY PROCESS SERVED UPON SUCH AGENT.
                            -------------
AT THE OPTION OF FBS AG CREDIT, BORROWER WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY, AND WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF FBS AG CREDIT.

     10.14  APPLICATION OF PAYMENTS WAIVER.  Notwithstanding any contrary
            ------------------------------
provision contained in this Agreement or in any of the other Financing Agreements, Borrower irrevocably waives the right to direct the application of any and all payments at any time received by FBS Ag Credit from Borrower or with respect to any of the Collateral, and Borrower irrevocably agrees that FBS Ag Credit shall have the continuing exclusive right to apply and reapply any and all payments received at any time, whether with respect to the Collateral or otherwise, against the Liabilities, in such manner as FBS Ag Credit may deem advisable, notwithstanding any entry by FBS Ag Credit upon any of FBS Ag Credit's books and records.

     10.15  MARSHALLING; PAYMENTS SET ASIDE.  FBS Ag Credit shall be under no
            -------------------------------
obligation to marshal any assets in favor of Borrower or against or in payment of any or all of the Liabilities. To the extent that Borrower makes a payment or payments to FBS Ag Credit or FBS Ag Credit receives any payment or proceeds of the Collateral for Borrower's benefit or enforces FBS Ag Credit's security interests or exercises FBS Ag Credit's rights of setoff, and such payment or payments or the proceeds of such Collateral, enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     10.16  SECTION TITLES.  The section titles contained in this Agreement
            --------------
shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties .

     10.17  CONTINUING EFFECT.  This Agreement, FBS Ag Credit's security
            -----------------
interests in the Collateral, and all of the other Financing Agreements shall continue in full force and effect so long as any Liabilities shall be owed to FBS Ag Credit and (even if there shall be no Liabilities outstanding) so long as FBS Ag Credit remains committed to make Advances under this Agreement.

     10.18  NO WAIVER.  FBS Ag Credit's failure at any time to require strict
            ---------
performance by Borrower of any provision of this Agreement shall not waive, affect or diminish any right of FBS Ag Credit thereafter to demand strict compliance and performance therewith. Any suspension or waiver by FBS Ag Credit of any Default or Matured Default under this Agreement or any of the other Financing Agreements, shall not suspend, waive or affect any other Default or Matured Default under this Agreement or any of the other Financing Agreements, whether the same is prior or subsequent and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other Financing Agreements and no Default or Matured Default under this Agreement or any of the other Financing Agreements, shall be deemed to have been suspended or waived by FBS Ag Credit unless such suspension or waiver is in writing signed by an officer of FBS Ag Credit, and directed to Borrower specifying such suspension or waiver.

     10.19  NOTICES.  Except as otherwise expressly provided herein, any notice
            -------
required or desired to be served, given or delivered pursuant to this Agreement shall be in writing, and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to the party to be notified as follows:

     (a)  If to FBS Ag Credit at:

               FBS Ag Credit, Inc.
               950 Seventeenth Street, Suite 350
               Denver, Colorado 80202
               Attn: James A. Bosco
          with a copy to:

               Michael D. Killin
               Dorsey & Whitney LLP
               370 Seventeenth Street, Suite 4400
               Denver, Colorado 80202-5644

     (b)  If to Borrower at:

               Horizon Organic Holding Corporation
               7490 Clubhouse Rd, #103
               Boulder, Colorado 80301

               Horizon Organic Dairy, Inc
               7490 Clubhouse Rd, #103
               Boulder, Colorado 80301

               Horizon Organic Dairy, Idaho Farms, Inc
               7490 Clubhouse Rd, #103
               Boulder, Colorado 80301

               Horizon Organic Dairy, Maryland Farms, Inc
               7490 Clubhouse Rd, #103
               Boulder, Colorado 80301

          with a copy to:

               Lee Sachnoff
               Krendl Horowitz & Krendl
               370 Seventeenth Street, Suite 5350
               Denver, Colorado 80202

or, as to each party, addressed to such other address as shall be designated by such party in a written notice to the other parties. All such notices shall be deemed given on the date of delivery if manually delivered, on the date of sending if sent by telegram, telex or facsimile transmission, on the first business day after the date of sending if sent by overnight courier, or three
(3) days after the date of mailing if mailed.

     10.20  MAXIMUM INTEREST.  No agreements, conditions, provisions or
            ----------------
stipulations contained in this Agreement or in any of the other Financing Agreements, or any Default or Matured Default, or any exercise by FBS Ag Credit of the right to accelerate the payment of the maturity of principal and interest, or to exercise any option whatsoever, contained in this Agreement or any of the other Financing Agreements, or the arising of any contingency whatsoever, shall entitle FBS Ag Credit to collect, in any event, interest exceeding the maximum authorized by law, and in no event shall Borrower be obligated to pay interest exceeding such rate, and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel Borrower to pay a rate of interest exceeding the maximum allowed by law, shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such maximum interest allowed by law. In the event any interest is charged in excess of the maximum allowed by law ("EXCESS"), Borrower acknowledges and stipulates that any such charge shall be the result of an accidental and bona fide error, and such Excess shall be, first, applied to reduce the principal of any Liabilities due, and, second, returned to Borrower, it being the intention of the parties not to enter at any time into a usurious or otherwise illegal relationship. Borrower and FBS Ag Credit both recognize that, with fluctuations in the Reference Rate, such an unintentional result could inadvertently occur. By the execution of this Agreement, Borrower covenants that: (a) the credit or return of any Excess shall constitute the acceptance by Borrower of such Excess; and (b) Borrower shall not seek or pursue any other remedy, legal or equitable, against FBS Ag Credit based, in whole or in part, upon the charging or receiving of any interest in excess of the maximum authorized by law. For the purpose of determining whether or not any Excess has been contracted for, charged or received by FBS Ag Credit, all interest at any time contracted for, charged or received by FBS Ag Credit in connection with the Liabilities shall be amortized, prorated, allocated and spread in equal parts during the entire term of this Agreement.

     10.21  ADDITIONAL ADVANCES.  All fees, charges, expenses, costs,
            -------------------
expenditures, obligations, liabilities, losses, penalties and damages incurred or suffered by FBS Ag Credit and for which Borrower is bound to indemnify or reimburse FBS Ag Credit under this Agreement (other than those which may be paid without demand therefor, by FBS Ag Credit initiated Advances pursuant to Section
                                                                         -------
2.1) may, at the option of FBS Ag Credit, be paid by FBS Ag Credit initiated
---
Advances pursuant to Section 2.1 if such amounts remain unpaid for a period of
                     -----------
ten (10) days after FBS Ag Credit has made demand therefor.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                       HORIZON ORGANIC HOLDING CORPORATION


By  /s/ Don Gaidano                    By  /s/ Barnet M. Feinblum
  ----------------------------           ----------------------------
  Its  Chief Financial Officer           Its  President
     -------------------------              -------------------------

(SEAL)

                                       HORIZON ORGANIC DAIRY, INC.


By  /s/ Don Gaidano                    By  /s/ Barnet M. Feinblum
  ----------------------------           ----------------------------
  Its  Chief Financial Officer           Its  President
     -------------------------              -------------------------

(SEAL)

                                       HORIZON ORGANIC DAIRY,
                                       MARYLAND FARM, INC.


By  /s/ Don Gaidano                    By  /s/ Barnet M. Feinblum
  ----------------------------           ----------------------------
  Its  Chief Financial Officer           Its  President
     -------------------------              -------------------------

(SEAL)

                                       HORIZON ORGANIC DAIRY,
                                       IDAHO FARM, INC.


By  /s/ Don Gaidano                    By  /s/ Barnet M. Feinblum
  ----------------------------           ----------------------------
  Its  Chief Financial Officer           Its  President
     -------------------------              -------------------------


(SEAL)

                                       FBS AG CREDIT, INC.


                                       By  /s/ Kenneth Warlick
                                         ----------------------------
                                         Its  Vice President
                                            -------------------------

                                 EXHIBIT 1A TO

                          LOAN AND SECURITY AGREEMENT

                           BORROWING BASE COMPUTATION
                           --------------------------

The Borrowing Base shall be determined by calculating the sum of:

80% of the result of the following: Eligible Accounts, as defined in Section
                                                                     -------
3.1, minus reserves for discounts and spoilage and credit memos;
---

75%, but not to exceed $1,800,000, of the result of the following: Eligible Inventory, as defined in Section 3.2, of Horizon Idaho or Horizon Maryland
                         -----------
consisting of dairy feed, valued at the lower of cost or nonorganic market value, less 100% of Producer Payables related thereto;

70% of the result of the following: Eligible Inventory, as defined in Section
                                                                      -------
3.2, of Horizon Idaho or Horizon Maryland consisting of dairy cow inventory,
---
valued at the lower of a) nonorganic market value or b) $1,200 per head so long as i) there is a 20,000 lb. rolling herd average, ii.) the cows weigh at least 1,000 lbs. and are lactating, and iii) the cows are not more than five years old, less 100% of Producer Payables related thereto;

70% of the result of the following: Eligible Inventory, as defined in Section
                                                                      -------
3.2, of Horizon Idaho or Horizon Maryland consisting of dairy springers, valued
---
at the lower of a) nonorganic market value or b) $1,000 per head, less 100% of Producer Payables related thereto;

70% of the result of the following: Eligible Inventory, as defined in Section
                                                                      -------
3.2, of Horizon Idaho or Horizon Maryland consisting of dairy calves, yearlings
---
and bulls, valued at beef market value determined by weight times the basis adjusted cattle fax quote for similar sex and age of dairy livestock, less 100% of Producer Payables related thereto;

50%, but not to exceed $750,000, of the result of the following: Eligible Inventory, as defined in Section 3.2, of Horizon Colorado, consisting of
                         -----------
processed milk and milk products, valued at the lower cost or market value, less 100% of Producer Payables related thereto (other than Horizon Colorado's finished warehouse inventories and warehouse payables);

65%, but not to exceed the lower of $150 per acre or $400,000, of the result of the following: the budgeted investment in growing crops of Horizon Idaho or Horizon Maryland, less 100% of Producer Payables related thereto;

65%, but not to exceed $300,000, of Eligible Equipment, as defined in Section
                                                                      -------
3.3, of Horizon Idaho or Horizon Maryland, valued at net liquidation value;
---

65%, but not to exceed $500,000, of Eligible Prepaid Expenses, as defined in
Section 3.4, for dairy feed of Horizon Idaho or Horizon Maryland, valued at
-----------
valued at the lower of cost or nonorganic market value;

100% of the net equity in Margin Accounts properly assigned to FBS Ag Credit;
and

100 degrees 7o of the cash balance in the lockboxes described in Section 5.6
                                                                 -----------
or other accounts approved in writing by FBS Ag Credit;

LESS: 100% of the amounts of all uncleared checks related to any of the foregoing and 100% of Horizon Colorado's finished warehouse inventories and warehouse payables.

                                 EXHIBIT 1B TO

                          LOAN AND SECURITY AGREEMENT

                           BORROWING BASE CERTIFICATE
                           --------------------------



                                    Attached

                      HORIZON ORGANIC HOLDING CORPORATION
                             Borrowing Base Report
                                as of  5-31-97
                       ================================

                                                                               Collateral                              Borrowing
Accounts Receivable:                                                              Value                                  Base
                                                                               -----------                             ----------
     Accounts Receivable - Dairy                                                $ 1,684,375
     Less Ineligible Accounts Receivable:
                Past Due per Loan Security Agreement                            $    17,936
                20% Rule Violation                                              $   188,628
                Affiliate Accounts                                              $         0
                Officer/Employee Accounts                                       $         0
                Contra Accounts                                                 $   116,238
                Finance Charges                                                 $         0
                Reserve for Discounts, Spoilage, Credit Memos, etc              $         0
                Over 5% Concentration                                           $         -
                                                                                -----------
     Net Eligible Accounts Receivable - Dairy                                                  $ 1,361,574     80%      $ 1,089,259
     Net Eligible Accounts Receivable - Farm (Milk)                                            $    60,710     85%      $    51,604
     Net Eligible Accounts Receivable - Farm (Other)                                           $         0     80%      $         0
Farm Commodity Inventory:
     Dairy Commodities (LOCM non-org; limit $1.8MM margined)                    $892,807.29
     Less Ineligible Dairy Commodity Inventory:
                Outstanding Commodity Checks                                    $   272,373
                Commodity Payables                                              $   224,413
                                                                                -----------
     Net Eligible Dairy Commodity Inventory                                                    $   396,021     75%      $   297,016
     Prepaid Dairy Commodities (LOCM non-org; limit $500M margined)             $    11,242
     Less Ineligible Prepaid Dairy Commodity Inventory:
                Outstanding Prepaid Commodity Checks                            $         0
                Prepaid Commodity Payables                                      $         0
                                                                                -----------
     Net Eligible Prepaid Dairy Commodity Inventory                                            $    11,242     65%      $     7,307
Investment in Growing Crops:
     Total Investment                                                           $   466,102
     Less Capitalized Cost                                                          (94,675)
                                                                                -----------
     Eligible Growing Crop Investment (Not>65% of cost, $150/A or $400M marg)                  $   371,427     65%      $   241,427
Dairy Herd Inventory:
     Dairy Cows Valued @ $1,200/hd                3,446          $1,200         $ 4,135,200
     Less Ineligible Dairy Cows Inventory:
                Outstanding Cattle Checks                                       $         0
                Cattle Payables                                                 $   573,379
                                                                                -----------
     Net Eligible Dairy Cows Inventory                                                         $ 3,561,821     70%      $ 2,493,275
     Eligible Bred Heifers, Yearlings, Bulls & Calves (beef value)                             $   506,540     70%      $   354,578
     Eligible Livestock at Offsite Locations (2 MM marg)                        $   368,536
     Less Ineligible Offsite Livestock Inventory:
                Outstanding Backgrounding Checks                                $    13,056
                Backgrounding Payables                                          $    65,427
                                                                                -----------
     Net Eligible Livestock Inventory at Offsite Locations                                     $   290,053     65%      $   188,534
Processed Milk Inventory:
     Processed Milk & Products Inventory (LCOM, limit $740M marg)               $   528,526
     Less Ineligible Processed Milk & Products Inventory:
                Prepayments                                                     $         0
                Subject to Purchased Money Security Interest                    $         0
                Stored at unapproved locations                                  $    69,500
                Consigned Inventory                                             $         0
                Supplies                                                        $         0
                                                                                -----------
     Net Eligible Processed Milk & Products Inventory                                          $   459,026     50%      $   229,513
Cash in Positive Balance Checking Accounts                                                     $ 6,702,033    100%      $ 6,702,033
Net Liquidating Value of Hedge Accounts                                                        $         0    100%      $         0
Equipment (FBS value + Purchase - Sales)                                                       $   388,800     65%      $   252,720
Less Reserve for Collateral Related Payables - Horizon Org Dairy                               $         0    100%      $         0
                                                                                               ===========              ===========
Total Collateral Value                                                                         $14,109,247
                                                                                               ===========

Total Borrowing Base                                                                                                    $11,907,266
                                                                                                                        ===========

Credit Line Loan Balance                                                                                                $ 6,038,557
                                                                                                                        ===========
Loan Availability                                                                                                       $ 5,868,709
                                                                                                                        ===========


I certify the above information and the information contained in the accompanying worksheets to be true and correct, and that no information which would make the foregoing misleading in any material respect has been omitted, and in on event of default has occurred or is continuing.

HORIZON ORGANIC HOLDING CORPORATION

By:_____________________________________ Date:_____________
Don Gaidano,  Vice President of Finance
Horizon Organic Holding Corporation

                      HORIZON ORGANIC HOLDING CORPORATION
              Analysis of Accounts Receivable Eligibility Factors
                                as of  5-31-97

               ------------------------------------------------

      Customer                               Total A/R           Over 60 Days               % of Rec     20% Rule?
--------------------                      ---------------        ------------             -------------
Alberts Organics East                      $      87,538          $    1,624                         2%
Albertson's Dist Center                    $      18,702          $       30                         0%
Blair Dist Center                          $      37,894          $    1,010                         3%
Cornucopia-Dayville                        $      72,556          $    2,667                         4%
Elm Grove Dairy                            $     172,108          $   86,000                        50%   $ 172,108
Farmland Dairy                             $      54,166          $      310                         1%
Food For Health                            $      12,411          $       65                         1%
Food Products                              $       3,970          $        7                         0%
Goodness Greeness                          $      55,980          $      151                         0%
Kehe Foods                                 $       6,053          $      820                        14%
Lucky Stores                               $      45,627          $       25                         0%
Milkco, Inc.                               $      11,547          $    2,016                        17%
Mountain People                            $     112,605          $    3,202                         3%
Nature's Best                              $      59,538          $      396                         1%
Ralph's Grocery                            $      80,753          $    2,434                         3%
Smith's Good & Drug                        $       5,932          $    5,932                       100%   $   5,932
Sunny Side Farms                           $      64,504          $      699                         1%
Stonecrest Natural Foods                   $      62,527          $    1,705                         3%
Stow Mills                                 $      51,796          $       15                         0%
J.N. Straus                                $       4,318          $    1,301                        30%   $   4,318
Texas Health Distributors                  $      51,117          $      480                         1%
Tree of Life SouthEast                     $       6,235          $      222                         4%
Tree of Life SouthWest                     $       3,770          $    1,431                        38%   $   3,770
Tree of Life West - Hayward                $         815          $       58                         7%
Vanek Brothers Trucking, Inc.              $       2,500          $    2,500                       100%   $   2,500
Ineligible Due to 20% Rule                                        ----------                              ---------
Ineligible Due to 60 Days Past Due Rule:                                                                  $ 188,628
All 60 Days Past Due Invoice Totals                               $  115,100
Less Those Ineligible Due to 20% Rule                             $ ($97,164)
                                                                  ----------
Net Ineligible Due to 60 Days Past Due Rule                       $  $17,936


Total Accounts Receivable                  $   1,477,811
5% Cutoff for Concentration Rule           $   73,890.57

      Customer                               Total A/R            Approved?               5% Rule
--------------------                      ---------------        ------------             -------------
Alberts Organics East                      $      87,538         Yes                      $           -
Elm Grove Dairy                            $     172,108         Yes                      $           -
Mountain People                            $     112,605         Yes                      $           -
Ralph's Grocery                            $      80,753         Yes                      $           -
Rainbow Dist. - Denver                     $      77,973         Yes                      $           -
                                                                                          -------------
Ineligible Due to the 5% Concentration Rule                                               $           -

                                                                              Ineligibles
                                                                                Already
      Customer                               Total A/R            Total A/P    Excluded   Offset Rule
--------------------                      ---------------        --------------------------------------
Clover Stornetta                           $      52,157          $   32,590              $   $32,590
Elm Grove Dairy                            $     172,108          $  105,341   $ 172,108  $         -
Farmland Dairy                             $      54,166          $  110,727   $     310  $    53,856
Model Dairy                                $       6,232          $   94,181              $     6,232
Robinson Dairy                             $      23,560          $   30,647              $    23,560
                                                                                          -----------
Ineligible Due to the Contra Account Rule                                                 $   116,238

--------------------------------------------------------------------------------
                      HORIZON ORGANIC HOLDING CORPORATION
                          Notes to Financial Statement
--------------------------------------------------------------------------------
                                May 31,1997
--------------------------------------------------------------------------------


NOTE 1 - ACCOUNTS RECEIVABLE

             Milk Receivable - Other                                 $60,710
                                                                -------------
             Milk Receivable - Horizon Organic Dairy, Inc.          $698,518
                                                                -------------
             Receivables - Cattle Sale                            $1,153,130
                                                                -------------
             Receivables - ADC & USDC                                $30,110
                                                                -------------
             Receivables - Other                                     $26,636
                                                                -------------

NOTE 2 - FEED INVENTORY

                                     -------------------------------------------------------------------------
                                                        Average          Book      Commercial  Borrowing
                                          Amounts        Cost            Total       Market      Base Total
                                     -------------------------------------------------------------------------
Calf-Milk Replacer                            0.68    $1,299.60           $877.23    $1,400.00        $945.00
Rape Seed                                     0.00                          $0.00                       $0.00
Canola Meal                                  45.00      $195.00         $8,775.00      $200.00      $9,000.00
Rolled Rye                                    0.00                          $0.00                       $0.00
Cotton Seed                                 695.48      $261.00       $181,520.28      $218.00    $151,614.64
Soybean Meal                                  0.00                          $0.00                       $0.00
Megalac                                       0.00                          $0.00                       $0.00
Rolled Barley                                15.00      $189.78         $2,846.70      $136.00      $2,040.00
Calf Grain                                   12.45      $275.20         $3,426.24      $275.00      $3,423.75
Flax Meal                                    15.00      $260.00         $3,900.00      $260.00      $3,900.00
Unrolled Barley                           2,045.10      $172.78       $353,356.41      $119.00    $243,366.90

Rolled Corn                                 105.00      $267.00        $28,035.00      $137.00     $14,385.00
Unrolled Corn                               446.09      $218.14        $97,310.07      $120.00     $53,530.80

Hay                                       2,732.93      $134.89       $368,654.25      $120.00    $327,951.60
Rye Silage                                  120.80       $26.80         $3,237.44       $26.80      $3,237.44
Hay-Oat                                       0.00                          $0.00                       $0.00
Milking Premix                               24.44      $439.09        $10,731.29      $444.00     $10,851.36
PMS-Molasses                                  0.00                          $0.00                       $0.00
Crab Meal                                    20.00      $450.00         $9,000.00      $450.00      $9,000.00
Corn Silage                                 250.00       $34.00         $8,500.00       $20.00      $5,000.00
Wheat Silage                                  0.00                          $0.00                       $0.00
Sunflower Meal                                0.00                          $0.00                       $0.00
Maternity Premix                                2.5     $503.60         $1,259.00      $504.00      $1,260.00
Other Feed                                                                $729.60                     $729.60
                                     ------------------------------------------------------------------------
                               Total w/o Straw                      $1,082,158.51                 $840,236.09
                                                                ------------------             ---------------
                               Straw        1642.85      $32.00         52,571.20       $32.00     $52,571.20
                                                                ------------------             ---------------
                               Total                                $1,134,729.71                 $892,807.29
                                                                ------------------             ---------------



NOTE 3 - CATTLE INVENTORY

                                                                          -------------
                                                                              Dairy
                                                                          -------------
               Organic Cows                                                        3282
                                                                          -------------
               Commercial Cows                                                      164
                                                                          -------------
               Bulls                                                                 68
                                                                          -------------

                                                                          -------------
                                                                             Feedlot
                                                                          -------------
               Steer Calves                                                           0
                                                                          -------------
               Organic Replacement Heifers                                         1602
                                                                          -------------
               Replacement Heifer Calves                                            291
                                                                          -------------

                                              Total Head Count                     5407
                                                                           ============

NOTE 4 - PROCESSED MILK & PRODUCTS INVENTORY

                                                ----------------
                                                     Amounts
                                                ----------------
               50# bags - Dry skim powder milk      $329,548

               Yogurt - various units                $72,989

               Cheese products                       $75,083

               Butter products                       $25,726

               Cream cheese products                 $16,856

               Sour cream cultured product            $8,324
                                                ----------------

                                Total               $528,526
                                                ----------------

                      HORIZON ORGANIC HOLDING CORPORATION
                         Replacement Heifer Inventory
                    Values per Cattle-Fax where applicable
                                                               As of:   05/31/97

    -----------       ------------     -----------   ------------   ------------   ---------------
                                                                       Average           Total
         Pen            Number           Average         Value          Value            Value
       Number            Head            Weight         per lb.       per head          per pen
    -----------       ------------     -----------   ------------   ------------   ---------------
      A-1                      20            200            1.00        200.00           4,000.00
      A-2                      24            220            1.00        220.00           5,280.00
      A-3a
      A-3b
      A-4                      47            230            1.00        230.00          10,810.00
      A-5                      48            270            0.90        243.00          11,664.00
      A-6                      31            320            0.86        275.20           8,531.20
      A-7
      A-8
      A-9
      A-10
      B-1
      B-2                      50            360            0.68        244.80          12,240.00
      B-3                      50            420            0.68        285.60          14,280.00
      B-4                      49            450            0.68        306.00          14,994.00
      B-5                      47            500            0.68        340.00          15,980.00
      B-6                      44            530            0.68        360.40          15,857.60
      B-7
      B-8
      C-1
      C-2
      C-3
      C-4                      21 #        1,225                      1,000.00          21,000.00
      C-5                      59 @        1,140                      1,000.00          59,000.00
      C-6                      61 @        1,140                      1,000.00          61,000.00
      D-1
      D-2
      D-3
      D-4
      D-5
      D-6
      Shop Pasture             78 @        1,075                      1,000.00          78,000.00
      Dairy Pasture            89 @        1,175                      1,000.00          89,000.00


         +L-3                 600            430            0.68        292.40         175,440.00
         -M-1                  99            975                        800.00          79,200.00
         -M-2                  98            925                        800.00          78,400.00
         -M-3                  87            600            0.68        408.00          35,496.00
      Hutches                 291            165            1.00        165.00          48,015.00
      Hutches
      Bulls                    66          1,125  *         0.48        540.00          35,640.00
      Bulls -                   2          1,300  *         0.48        624.00           1,248.00
    -----------       ------------     -----------   ------------   ------------   ---------------

    -----------------------------------------------
      Head in Feedlot and Pasture            784
    -----------------------------------------------
      Head in Hutches                        291
    -----------------------------------------------
      Head at Canyon Ranch                   286
    -----------------------------------------------
      Head at Cottonwood (L-3)               600
    -----------------------------------------------
      Total Head                            1961
    -----------------------------------------------

                                                                 ==============================================
      @ represents bred heifers                                  Onsite Replacement Value         $506,539.80
      # represents springer heifers                              Offsite Replacement Value        $368,536.00
      * represents bulls                                                                         ------------
      - Located at Canyon Ranch in Crawford, Colorado            Total Value:                     $875,075.80
      ` Investment in Heifers Located at Cottonwood                                              ============
        Cattle Company in Hereford, Texas.  These                ==============================================
        head counts are not included in the "Total Head" number.
      + Located at Cottonwood Cattle Company in Hereford, Texas
------------------------------------------------------------------------------------------------------

                                 EXHIBIT 1D TO

                          LOAN AND SECURITY AGREEMENT


                   LEGAL DESCRIPTIONS OF PROPERTY UPON WHICH
                   -----------------------------------------

                         GROWING CROPS WILL BE LOCATED
                         -----------------------------



                                    Attached

                                  CONTINUATION

                                   SCHEDULE A

Policy Number:  554-433970

PARCEL NO. 1

     TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN,
     JEROME COUNTY, IDAHO

               A tract of land in the E 1/2E 1/2 of Section 17, and the NW 1/4NW 1/4 of Section 16, more particularly described as follows:

               Beginning at the Northeast corner of said Section 17, also being the Northwest corner of said Section 16;
               Thence South 89 degrees 44'20" West, 1,320.16 feet to the
                  Northwest corner of said E 1/2E 1/2 Section 17;
               Thence South 0 degrees 07'52" East, 3,201.08 feet along the
                  Westerly boundary of said E 1/2E 1/2 Section 17;
               Thence North 89 degrees 43'25" East, 1,318.92 feet to a point on the Easterly boundary of said Section 17;
               Thence North 0 degrees 06'32" West, 3,060.73 feet along the
                  Easterly boundary of said Section 17;
               Thence North 89 degrees 46'14" East, 945.00 feet parallel with the Northerly boundary of said Section 16;
               Thence North 0 degrees 06'32" West, 140.00 feet parallel with the
                  Westerly boundary of said Section 16 to the Northerly boundary of said Section 16;
               Thence South 89 degrees 46'14" West, 945.00 feet along the
                  Northerly boundary of said Section 16 to THE POINT OF
                  BEGINNING.

PARCEL NO. 2

     TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN,
     JEROME COUNTY, IDAHO

Section 16:  NW 1/4; W 1/2NE 1/4; SE 1/4NE 1/4; NE 1/2NE 1/4, EXCEPTING
               THEREFROM the following described parcel of land:

               Beginning at the Northeast corner of Section 16;
               Thence West along the North line of Section 16, a distance of 674 feet;
               Thence South parallel with the East line of Section 16, 327 feet; Thence East parallel with the North line of Section 16, 674 feet, more or less, to the East line;
               Thence North along said East line, 327 feet to THE POINT OF
                  BEGINNING.

               EXCEPTING THEREFROM the highway.

                                 - Continued -

                                  CONTINUATION

                                   SCHEDULE A

Policy Number:  554-433970

Section 17:  NE 1/2NE 1/4; S 1/2NE 1/4; SE 1/4; SE 1/4NW 1/4; E 1/2SW 1/4;

Section 20:  E 1/2NE 1/4; N 1/2SE 1/4; NE 1/4SW 1/4;

               EXCEPTING THEREFROM a tract of land in the E 1/2 E 1/2, Section 17 and NW 1/4NW 1/4, Section 16, Township 9 South, Range 21, East of the Boise Meridian, Jerome County, Idaho, more particularly described as follows:

               Beginning at the Northeast corner of said Section 17 also being the Northwest corner of said Section 16;
               Thence South 89 degrees 44'20" West, 1,320.16 feet to the
                  Northwest corner of said E 1/2E 1/2, Section 17;
               Thence South 0 degrees 07'52" East, 3,201.08 feet along the
                  Westerly boundary of said E 1/2E 1/2, Section 17;
               Thence North 89 degrees 43'25" East, 1,318.92 feet to a point on the Easterly boundary of said Section 17;
               Thence North 0 degrees 06'32" West, 3,060.73 feet along the
                  Easterly boundary of said Section 17;
               Thence North 89 degrees 46'14" East, 945.00 feet parallel with the Northerly boundary of said Section 16;
               Thence North 0 degrees 06'32" West, 140.00 feet parallel with the
                  Westerly boundary of said Section 16 to the Northerly boundary of said Section 16;
               Thence South 89 degrees 46'14" West, 945.00 feet along the
                  Northerly boundary of said Section 16 to THE POINT OF
                  BEGINNING.

PARCEL NO. 3

     TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN,
     JEROME COUNTY, IDAHO

Section 16:  That part of the NE 1/4NE 1/4, described as follows:

               Beginning at the Northeast corner of Section 16;
               Thence West along the North line of Section 16, a distance of 674 feet;
               Thence South parallel with the East line of Section 16, 327 feet; Thence East parallel with the North line of Section 16, 674 feet, more or less, to the East line;
               Thence North along said East line, 327 feet to THE POINT OF
                  BEGINNING.

               EXCEPTING THEREFROM the highway.

                                 - Continued -

                                  CONTINUATION

                                   SCHEDULE A

Policy Number:  554-433970

PARCEL NO. 4

     TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN,
     JEROME COUNTY, IDAHO

Section 20:  SE 1/4SW 1/4; S 1/2SE 1/4;

Section 21:  S 1/2SW 1/4; SW 1/4SE 1/4;

Section 28:  All of Section 28;

Section 29:  E 1/2NE 1/4; SE 1/4;

Section 32:  N 1/2NE 1/4;

Section 33:  N 1/2NW 1/4; SE 1/4NW 1/4; NE 1/4;

               EXCEPTING THEREFROM that part of the SE 1/4SE 1/4 of Section 28, Township 9 South, Range 21, East of the Boise Meridian, Jerome County Idaho, described as follows:

               Commencing an the Southeast corner of said Section 28;
               Thence North 0 degrees 02' West along the East boundary of said
                  Section 28, 395.59 feet;
               Thence South 79 degrees 00'21" West, 485.62 feet to THE TRUE
                  POINT OF BEGINNING;
               Thence continuing South 79 degrees 00'21" West, 154.50 feet; Thence North 10 degrees 59'39" West, 55.00 feet;
               Thence North 79 degrees 00'21" East, 154.50 feet;
               Thence South 10 degrees 59'39" East, 55.00 feet to THE TRUE POINT
                  OF BEGINNING.

               AND EXCEPTING THEREFROM that portion of the NE 1/4SE 1/4 of
               Section 28, described as follows:

               Beginning at the East quarter corner of said Section 28, which point shall be known as THE TRUE POINT OF BEGINNING;
               Thence West along the North boundary of the NE 1/4SE 1/4, 909.75 feet;
               Thence South parallel to the East boundary of the NE 1/4SE 1/4;
                  909.75 feet;
               Thence East parallel to the North boundary of the NE 1/4SE 1/4,
                  909.75 feet to a point on the East boundary of the NE 1/4SE
                  1/4;
               Thence North along the East boundary of the NE 1/4SE 1/4, 909.75 feet to THE TRUE POINT OF BEGINNING.

                                 - Continued -

                                  CONTINUATION

                                   SCHEDULE A

Policy Number:  554-433970

PARCEL NO. 5

     TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN,
     JEROME COUNTY, IDAHO

     Section 16:  S 1/2;

                    EXCEPTING THEREFROM the highway.


PARCEL NO. 6:

     TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN,
     JEROME COUNTY, IDAHO

Section 17:   SW 1/4NW 1/4; NW 1/4SW 1/4;

Section 18:   N 1/2SE 1/4; E 1/2SW 1/4; SW 1/4SE 1/4;


PARCEL NO. 7

     TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN,
     JEROME COUNTY, IDAHO

Section 22:  SE 1/4SW 1/4; S 1/2SE 1/4;

Section 27:  E 1/2; NW 1/4SW 1/4; S 1/2NW 1/4; NW 1/4NW 1/4; S 1/2SW 1/4;

               NE 1/4SW 1/4, EXCEPTING THEREFROM the following described parcel of land:

               From a Point of Beginning located 714.75 feet, more or less,
                  North from the Southwest corner of Section 27, to the point of intersection of said Section line or County road center line with the North boundary of the Oregon Short Line Railroad North Side Branch right of way;
               Thence running North along the Section line or center line of said County road, 275.27 feet;
               Thence North 78 degrees 46' East and parallel to the said
                  railroad right of way center line, 2691.57 feet, more or less, to the point of intersection with the North-South mid-section line;
               Thence South along said mid-section line 275.27 feet, more or less, to the point of intersection with the North railroad right-of way boundary;

                                 - Continued -

                                  CONTINUATION

                                   SCHEDULE A

Policy Number:  554-433970

               That portion of the NE 1/4SE 1/4, described as follows:

               Beginning at the East quarter corner of said Section 28, which point shall be known as THE TRUE POINT OF BEGINNING;
               Thence West along the North boundary of the NE 1/4SE 1/4, 909.75 feet;
               Thence South parallel to the East boundary of the NE 1/4SE 1/4,
                  909.75 feet;
               Thence East parallel to the North boundary of the NE 1/4SE 1/4,
                  909.75 feet to a point on the East boundary of the NE 1/4SE
                  1/4;
               Thence North along the East boundary of the NE 1/4SE 1/4, 909.75 feet to THE TRUE POINT OF BEGINNING.

                                  CONTINUATION

                                   SCHEDULE A

Policy Number:  554-433970

               Thence South 78 degrees 46' West and along said North railroad right of way boundary, 2691.57 feet, more or less, to THE POINT OF BEGINNING.

               AND EXCEPTING THEREFROM railroad rights of way.

               TOGETHER WITH a permanent easement and right of way, including the perpetual right to enter upon the excepted portion of the above described property in the SW 1/4 of Section 27, Township 9 South, Range 21, East of the Boise Meridian, for the purpose of constructing, maintaining and repairing underground pipelines for irrigation water as set forth in Easement Agreement recorded May 15, 1963 in Book 174 Page 53 as Instrument Number 154714, Jerome County records.

Section 34:  N 1/2NW 1/4; N 1/2NE 1/4;

PARCEL NO. 8

     TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN,

     JEROME COUNTY, IDAHO

Section 27:  NE 1/4NW 1/4;

PARCEL NO. 9

     TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN,

     JEROME COUNTY IDAHO

Section 28:  That part of the SE 1/4SE 1/4, described as follows:

          Commencing at the Southeast corner of said Section 28;
          Thence North 0 degrees 02' West along the East boundary of said
            Section 28, 395.59 feet;
          Thence South 79 degrees 00' 21" West, 485.62 feet to the TRUE POINT OF
            BEGINNING;
          Thence continuing South 79 degrees 00' 21" West, 154.50 feet;
          Thence North 10 degrees 59' 39" West, 55.00 feet;
          Thence North 79 degrees 00' 21" East, 154.50 feet;
          Thence South 10 degrees 59' 39" East, 55.00 feet to the TRUE POINT OF
            BEGINNING.

          AND

                                 - Continued -

                      BUT EXCLUDING THE FOLLOWING PROPERTY
                      ------------------------------------





Part of the SE 1/4 of Section 28 of Township 9 South, Range 21 East of the Boise Meridian, Jerome County, State of Idaho.

Beginning at the Southeast corner of Section 28 of T.9 S., R.21 E., B.M., said corner marked by a 5/8" rebar; Thence North 00 degrees 02 minutes 00 seconds West along the east line of Section 29 for a distance of 746.58 feet to a 1/2" rebar which shall be the Point of Beginning;
                         ------------------

     THENCE South 78 degrees 49 minutes 25 seconds West for a distance of 885.48 feet to a 1/2" rebar;

     THENCE North 00 degrees 02 minutes 00 seconds West for a distance of 885.48 feet to a 1/2" rebar;

     THENCE North 78 degrees 49 minutes 25 seconds East for a distance of 885.48 feet to a 1/2" rebar on the east line of Section 28;

     THENCE South 00 degrees 02 minutes 00 seconds East along said line for a distance of 885.48 feet to the Point of Beginning.
                               ------------------

     Said property contains 17.66 acres more or less and is subject to a county road right of way along the east side.



WARRANTY DEED - 2                                          Smith & Beeks
                                                           Attorneys at Law
                                                           [address]

                      BUT EXCLUDING THE FOLLOWING PROPERTY


Legal Description:

Part of the SE 1/4 of Section 28, Township 9 South, Range 21 East of the Boise Meridian, Jerome County, State of Idaho.

Beginning at the Southeast corner of Section 28, Township 9 South, Range 21 East of the Boise Meridian, said corner marked by a 5/8" rebar;
Thence North 00 degrees 02 minutes 00 seconds West along the East line of
Section 28 for a distance of 746.58 feet to a 1/2" rebar which shall be the Point of Beginning;
Thence South 78 degrees 49 minutes 25 seconds West for a distance of 885.48 feet to a 1/2" rebar;
Thence North 00 degrees 02 minutes 00 seconds for a distance of 885.48 feet to a 1/2" rebar;
Thence North 78 degrees 49 minutes 25 seconds East for a distance of 885.48 feet to a 1/2" rebar on the East line of Section 28;
Thence South 00 degrees 02 minutes 00 seconds East along said line for a distance of 885.48 feet to the Point of the Beginning.

                                 EXHIBIT 2A TO

                          LOAN AND SECURITY AGREEMENT


                              LINE OF CREDIT NOTE
                              -------------------



                                    Attached

                              LINE OF CREDIT NOTE
                              -------------------

$10,000,000                                                     Denver, Colorado
                                                                   July 15, 1997

     FOR VALUE RECEIVED, the undersigned Horizon Organic Holding Corporation, a Delaware corporation; Horizon Organic Dairy, a Colorado corporation ("Horizon Colorado"), Horizon Organic Dairy, Maryland Farm, Inc., ("Horizon Maryland") a Colorado corporation; Horizon Organic Dairy, Idaho Farm, Inc., ("Horizon Idaho") a Colorado Corporation (hereinafter referred to as "Borrower" whether one or more), promises to pay to the order of FBS Ag Credit, Inc., a Colorado corporation (hereinafter referred to as "FBS Ag Credit") at 950 Seventeenth Street, Suite 350, Denver, Colorado 80202, or at such other place as FBS Ag Credit may designate, in lawful money of the United States of America, the principal sum of Ten Million Dollars ($10,000,000) or so much thereof as may be advanced and be outstanding, together with interest on any and all principal amounts outstanding calculated in accordance with the provisions set forth below. This Note is issued under that certain Loan and Security Agreement between Borrower and FBS Ag Credit dated July 15, 1997 (as the same may be amended, replaced, restated and/or supplemented from time to time, the "Loan Agreement"). All terms not defined herein shall have the definition given to them in the Loan Agreement.

     As used herein, the following terms shall have the following respective meanings (such terms to be equally applicable to both the singular and plural forms of the terms defined):

          "Advance":  a Fixed Rate Advance or a Reference Rate Advance.
           -------

          "Applicable Margin":  with respect to:
           -----------------

               (a) Reference Rate Advance:   1.25%
               (b) Fixed Rate Advance:   3.75%

          "Business Day":  any day of the year in which commercial banks in
           ------------
Denver, Colorado are not required or authorized to close.

          "Continuation or Conversion Request":  A request by the Borrower to
           ----------------------------------
accrue and pay interest on all or some of the Advances at the Reserve Adjusted LIBOR Rate as set forth herein.

          "Eurodollar Business Day":  a Business Day upon which commercial banks
           -----------------------
in London, England are open for domestic and international business.

          "Eurodollar Rate":  With respect to each Interest Period applicable to
           ---------------
a Eurodollar Rate Advance, the average offered rate for deposits in United States dollars (rounded upward, if necessary, to the nearest 1/16 of 1%) for delivery of such deposits on the first day of such Interest Period, for the number of days in such Interest Period, which appears on the Reuters Screen LIBO page as of 11:00 a.m., London time (or such other time as of which such rate appears) two Eurodollar Business Days prior to the first day of such Interest Period, or the rate for such deposits determined by the Agent at such time based on such other published service of general application as shall be selected by the Agent for such purpose; provided, that in lieu of determining the rate in the foregoing manner, the Agent may determine the rate based on rates at which United States dollar deposits are offered to the Agent in the interbank Eurodollar market at such time for delivery in Immediately Available Funds on the first day of such Interest Period in an amount approximately equal to the Advance by the Agent to which such Interest Period is to apply (rounded upward, if necessary, to the nearest 1/16 of 1%). "Reuters Screen LIBO page" means the display designated as page "LIBO" on the Reuters Monitor Money Rate Screen (or such other page as may replace the LIBO page on such service for the purpose of displaying London interbank offered rates of major banks for United States dollar deposits).

          "Fixed Rate Advance":  any portion of the funds advanced by FBS Ag
           ------------------
Credit to Borrower pursuant to the Loan Agreement with respect to which Borrower has, in accordance with the terms hereof, selected to accrue and pay interest by reference to the Reserve Adjusted LIBOR Rate plus the Applicable Margin.

          "Immediately Available Funds":  funds with good value on the day and
           ---------------------------
in the city in which payment is received.

          "Initial Advance Request":  The initial request for funds by Borrower
           -----------------------
as set forth herein.

          "Interest Period":  as to any Fixed Rate Advance, the period
           ---------------
commencing on the date such Fixed Rate Advance is made, continued or converted and ending one, two, three, or six months thereafter, as the Borrower has selected in its Initial Advance Request or Continuation or Conversion Request; provided that: (a) the last day of any Interest Period shall not end after the Maturity Date; and (b) whenever the last day of any Interest Period would otherwise occur on a day other than a Eurodollar Business Day, with regard to a Fixed Rate Advance, the last day of such Interest Period shall be extended to occur on the next succeeding Eurodollar Business Day; provided, that if such extension would cause the last day of such Interest Period to occur in the following month, the last day of such Interest Period shall occur on the first preceding Eurodollar Business Day.

          "Rate Option":  the Reference Rate and the Reserve Adjusted LIBOR
           -----------
Rate, in each case plus the Applicable Margin.

          "Reference Rate":  the reference rate as quoted by First Bank National
           --------------
Association, Minneapolis, Minnesota ("First Bank"), which is a base rate that First Bank from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans which make reference thereto.

          "Reference Rate Advance":  any portion of the funds advanced by FBS Ag
           ----------------------
Credit to Borrower pursuant to the Loan Agreement with respect to which Borrower has not selected, in accordance with the terms hereof, to accrue and pay
    ---
interest by reference to the Reserve Adjusted LIBOR Rate plus the Applicable Margin.

          "Regulation D":  Regulation D (or any substitute regulations) of the
           ------------
Board of Governors of the Federal Reserve System (or any successor thereto), as amended from time to time.

          "Reserve Adjusted LIBOR Rate":  with respect to each Interest Period
           ---------------------------
applicable to a Fixed Rate Advance, the rate per annum (rounded up to the next whole multiple of 1/100 of 1%) equal to the rate obtained by dividing (a) the Eurodollar Rate; by (b) a percentage equal to 100% minus the maximum reserve rate in effect on the first day of such Interest Period at which reserves (including any marginal, supplemental or emergency reserves) would be required to be maintained by First Bank, National Association under Regulation D against "Eurocurrency Liabilities" (as such term is defined in Regulation D); provided, that Reserve Adjusted LIBOR for the applicable Interest Period shall be adjusted automatically on and as of the effective date of any change in such maximum reserve rate.

     The outstanding Advances hereunder may be maintained, at the election of the Borrower as provided herein, as Reference Rate Advances, Fixed Rate Advances or a combination thereof. The Initial Advance Request and any subsequent Continuation or Conversion Requests shall specify: (A) whether the Advance is to be maintained as a Reference Rate Advance or a Fixed Rate Advance; (B) the proposed date of the Advance, Continuation or Conversion which shall be a Eurodollar Business Day; (C) the principal amount of the Advance, Continuation or Conversion, which in the case of a Fixed Rate Advance shall be in the minimum amount of $1,000,000 and in an integral multiple of $1,000,000; and (D) in the case of a Fixed Rate Advance, Continuation or Conversion, the Interest Period therefor. The Borrower shall be limited to four outstanding Fixed Rate Advances at a time. The Initial Advance Request or any subsequent Continuation or Conversion Requests for a Reference Rate Advance, Continuation or Conversion shall be made not later 10:30 a.m. (mountain time) on the Business Day prior to the proposed date of the Advance, Continuation or Conversion. The Initial Advance Request or any subsequent Continuation or Conversion Requests for a Fixed Rate Advance shall be made not later 9:00 a.m. (mountain time) on the third Eurodollar Business Day prior to the proposed date of the Advance, Continuation or Conversion.

     Borrower shall have the right to make prepayments of principal, without charge: (i) at any time if the prepayment is on an Advance outstanding as a Reference Rate Advance; or (ii) on the last day of the Interest Period if the prepayment is on an Advance outstanding as a Fixed Rate Advance. In the event of a prepayment of principal on an Advance outstanding as a Fixed Rate Advance prior to the last day of the Interest Period, whether voluntary or involuntary, then Borrower shall pay to FBS Ag Credit, upon demand, an amount, if any, that FBS Ag Credit determines to be approximately equal to its loss of net yield on the Advance resulting from the early payment of its principal.

     Provided that there does not exist any Event of Default under the Loan Agreement, Borrower shall have the option of: (i) continuing all or a portion of a Fixed Rate Advance as a Fixed Rate Advance; or (ii) converting all or a portion of a Reference Rate Advance into a Fixed Rate Advance; further provided, in each case, however, that Borrower shall give FBS Ag Credit prior notice in writing' or by facsimile of its intent and desire to continue or convert an Advance under this paragraph (a "Continuation or Conversion Request"). A Continuation or Conversion Request shall be made in the manner and form, shall comply with the specifications of, and shall be made at the times as set forth above. In the event that FBS Ag Credit has not received a proper Continuation or Conversion Request with respect to any Advance outstanding as a Fixed Rate Advance on the last day of the Interest Period, then that Advance shall automatically be converted to a Reference Rate Advance as of the day following the last day of the Interest Period.

     Interest accrued hereunder shall be computed by reference to the Rate Option relative to the type of Advance selected by the Borrower in accordance herewith on the basis of actual days elapsed and a year of 360 days. With respect to any Reference Rate Advance, the rate of interest accruing hereunder shall change concurrently with each change in the Reference Rate as announced by First Bank.

     The unpaid balance of this obligation at any time shall be the total amounts advanced hereunder by FBS Ag Credit together with accrued and unpaid interest, less the amount of payments made hereon by or for Borrower, which balance may be endorsed hereon from time to time by FBS Ag Credit.

     Interest with respect to Fixed Rate Advances shall be due and payable as follows. For any Interest Period selected by Borrower which is thirty (30) days long, interest accrued on this Note shall be payable on the last day of such interest period. For any Interest Period selected by Borrower which is greater than thirty (30) days long, interest accrued on this Note shall be payable on the first day (1st) day following the commencement of such Interest Period, on the same day of each month following such thirtieth (30th) day, and on the last day of such Interest Period. Interest with respect to Reference Rate Advances shall be payable on the first (lst) day of each month, commencing August 1, 1997. When any interest is due and payable under this Note, FBS Ag Credit may make an automatic Advance of principal under the Loan Agreement, which Advance shall be a Reference Rate Advance unless Borrower has otherwise selected, in accordance with the terms hereof, to accrue and pay interest by reference to the Reserve Adjusted LIBOR Rate plus the Applicable Margin.

     In addition to the repayment requirements imposed upon Borrower under the Loan Agreement, together with the agreements referred to therein, the principal amount owing under this Note shall be payable on the Maturity Date as defined below.

     Interim payments made by Borrower either pursuant the Loan Agreement or as a voluntary prepayment shall be applied first to any costs or fees owing by Borrower to FBS Ag Credit, shall be applied second to any interest payments owing hereunder which are due and unpaid, shall be applied third to any outstanding principal owing hereunder, and shall be applied fourth to interest accrued but not yet due.

     Anything herein or in the Loan Agreement to the contrary notwithstanding, all principal and interest remaining unpaid on June 30, 1999 ("Maturity Date"), shall be immediately due and payable, unless such Maturity Date shall be extended by FBS Ag Credit as set forth below.

     Advances hereunder, to the total amount of principal sum stated above, may be made by FBS Ag Credit at the oral or written request of Don Gaidano or Barnet
M. Feinblum, who are authorized to request Advances and direct the disposition of any such Advances until written notice of the revocation of such authority is received by FBS Ag Credit at the address designated above. Any such Advances shall be conclusively presumed to have been made to or for the benefit of Borrower when FBS Ag Credit believes in good faith that such requests and directions have been made by authorized persons, or when said Advances are mailed to Borrower or deposited to the credit of the account of Borrower regardless of the fact that persons other than those authorized hereunder may have authority to draw against such account.

     Notwithstanding the provisions of this Note, FBS Ag Credit shall have the option, in its sole discretion and without any obligation to do so, to make Advances to Borrower (or for Borrower's account where authorized to do so under the Loan Agreement or related documents), in amounts in excess of those amounts which would otherwise be prescribed by this Note. Such overadvances, when made by FBS Ag Credit shall become an obligation of Borrower and any surety of Borrower's indebtedness to FBS Ag Credit under this Note to the same extent as any other disbursements hereunder, and notwithstanding the fact that such overadvances may create a principal balance owing to FBS Ag Credit in excess of the face amount stated in this Note. FBS Ag Credit shall also have the option, in its sole discretion and without any obligation to do so, to extend' the Maturity Date of the indebtedness hereunder. Such extensions shall be immediately effective when made by FBS Ag Credit and notice thereof shall be given by FBS Ag Credit as provided for in the Loan Agreement.

     Should any Event of Default occur, as provided for in the Loan Agreement, which shall not have been cured, if a right to cure is provided for therein, then at FBS Ag Credit's option, FBS Ag Credit may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand or notice of dishonor, all of which are expressly waived, and FBS Ag Credit shall have no obligation to make any further Advances hereunder.

     Should more than one person or entity sign this Note, the obligations of each signer shall be joint and several.

     This Note shall be construed in accordance with the laws of the State of Colorado.

                                       HORIZON ORGANIC HOLDING CORPORATION

ATTEST:


By:__________________________          By:__________________________
   Barnet M. Feinblum                     Don Gaidano, V.P. Finance


(SEAL)


                                       HORIZON ORGANIC DAIRY, INC.

ATTEST:


By:__________________________          By:__________________________
   Barnet M. Feinblum                     Don Gaidano, V.P. Finance

(SEAL)

                                       HORIZON ORGANIC DAIRY,
                                       IDAHO FARM, INC.

ATTEST:


By:__________________________          By:__________________________
   Barnet M. Feinblum                     Don Gaidano, V.P. Finance

(SEAL)


                                       HORIZON ORGANIC DAIRY,
                                       MARYLAND FARM, INC.

ATTEST:


By:__________________________          By:__________________________
   Barnet M. Feinblum                     Don Gaidano, V.P. Finance

(SEAL)

                                 EXHIBIT 3A TO

                          LOAN AND SECURITY AGREEMENT


                   ACCOUNT DEBTORS NOT SUBJECT TO LIMITATIONS
                   ------------------------------------------

                                 EXHIBIT 3B TO

                          LOAN AND SECURITY AGREEMENT


                                BAILEE LOCATIONS
                                ----------------

                                 EXHIBIT 3C TO

                          LOAN AND SECURITY AGREEMENT


             PERSONS TO WHOM ELIGIBLE PREPAID EXPENSES MAY BE PAID
             -----------------------------------------------------

                   EXHIBIT 4A TO LOAN AND SECURITY AGREEMENT

                           List of Closing Documents
                           -------------------------

1.   Loan and Security Agreement                                              ___________________

2.   Line of Credit Note                                                      ___________________

3.   Secretary's Certificate as to Directors' Resolutions and Incumbency      ___________________

4.   Certificates of Good Standing

            Colorado                                                          ___________________
            Idaho                                                             ___________________
            Maryland                                                          ___________________

5.   Articles or Certificate of Incorporation                                 ___________________

6.   Bylaws                                                                   ___________________

7.   UCC Searches as follows:

                HORIZON ORGANIC HOLDINGS CORP., a Delaware Corp.

     California
     ----------
           Secretary of State                                                 ___________________

     Colorado
     --------
           Secretary of State                                                 ___________________
           Boulder County                                                     ___________________
           Delta County                                                       ___________________
           Denver County                                                      ___________________

     Idaho
     -----
           Secretary of State                                                 ___________________
           Cassia County                                                      ___________________
           Gooding County                                                     ___________________
           Jerome County                                                      ___________________

     Illinois
     --------
           Secretary of State                                                 ___________________
           Cook County                                                        ___________________

     Iowa
     ----
           Secretary of State                                                 ___________________
           Clayton County                                                     ___________________

     Maryland
     --------
            State Dept. of Assessments & Taxation                             ___________________

     Minnesota
     ---------
            Secretary of State                                                ___________________
            Hennepin County                                                   ___________________

     Nevada
     ------
            Secretary of State                                                ___________________
            Storey County                                                     ___________________

     New Jersey
     ----------
            Secretary of State                                                ___________________
            Bergen County                                                     ___________________

     Texas
     -----
            Secretary of State                                                ___________________
            Deaf Smith County                                                 ___________________

     Wisconsin
     ---------
            Secretary of State                                                ___________________
            Dane County                                                       ___________________
            Fond du Lac County                                                ___________________
            Richland County                                                   ___________________
            Sauk County                                                       ___________________
            Sheboygan County                                                  ___________________
            Vernon County                                                     ___________________

                 HORIZON ORGANIC DAIRY, INC., a Colorado Corp.

     California                                                               ___________________
     ----------
           Secretary of State                                                 ___________________

     Colorado
     --------
           Secretary of State                                                 ___________________
           Boulder County                                                     ___________________
           Delta County                                                       ___________________
           Denver County                                                      ___________________

     Idaho
     -----
           Secretary of State                                                 ___________________
           Cassia County                                                      ___________________
           Gooding County                                                     ___________________
           Jerome County                                                      ___________________

     Illinois
     --------
           Secretary of State                                                 ___________________
           Cook County                                                        ___________________

     Iowa
     ----
           Secretary of State                                                 ___________________
           Clayton County                                                     ___________________

     Maryland
     --------
           State Dept. of Assessments & Taxation                              ___________________

     Minnesota
     ---------
           Secretary of State                                                 ___________________
           Hennepin County                                                    ___________________

     Nevada
     ------
           Secretary of State                                                 ___________________
           Storey County                                                      ___________________

     New Jersey
     ----------
           Secretary of State                                                 ___________________
           Bergen County                                                      ___________________

     Texas
     -----
           Secretary of State                                                 ___________________
           Deaf Smith County                                                  ___________________

     Wisconsin
     ---------
           Secretary of State                                                 ___________________
           Dane County                                                        ___________________
           Fond du Lac County                                                 ___________________
           Richland County                                                    ___________________
           Sauk County                                                        ___________________
           Sheboygan County                                                   ___________________
           Vernon County                                                      ___________________

                   HORIZON ORGANIC DAIRY, IDAHO FARMS, INC.,
                                a Colorado Corp.

     California
     ----------
           Secretary of State                                                 ___________________

     Colorado
     --------
           Secretary of State                                                 ___________________
           Boulder County                                                     ___________________
           Delta County                                                       ___________________
           Denver County                                                      ___________________

     Idaho
     -----
           Secretary of State                                                 ___________________
           Cassia County                                                      ___________________
           Gooding County                                                     ___________________
           Jerome County                                                      ___________________

     Illinois
     --------
           Secretary of State                                                 ___________________
           Cook County                                                        ___________________

     Iowa
     ----
           Secretary of State                                                 ___________________
           Clayton County                                                     ___________________

     Maryland
     --------
           State Dept. of Assessments & Taxation                              ___________________

     Minnesota
     ---------
           Secretary of State                                                 ___________________
           Hennepin County                                                    ___________________

     Nevada
     ------
           Secretary of State                                                 ___________________
           Storey County                                                      ___________________

     New Jersey
     ----------
           Secretary of State                                                 ___________________
           Bergen County                                                      ___________________

     Texas
     -----
           Secretary of State                                                 ___________________
           Deaf Smith County                                                  ___________________

     Wisconsin
     ---------
            Secretary of State                                                ___________________
            Dane County                                                       ___________________
            Fond du Lac County                                                ___________________
            Richland County                                                   ___________________
            Sauk County                                                       ___________________
            Sheboygan County                                                  ___________________
            Vernon County                                                     ___________________

                  HORIZON ORGANIC DAIRY, MARYLAND FARMS, INC.,

                                a Colorado Corp.

     California
     ----------
           Secretary of State                                                 ___________________

     Colorado
     --------
           Secretary of State                                                 ___________________
           Boulder County                                                     ___________________
           Delta County                                                       ___________________
           Denver County                                                      ___________________

     Idaho
     -----
           Secretary of State                                                 ___________________
           Cassia County                                                      ___________________
           Gooding County                                                     ___________________
           Jerome County                                                      ___________________

     Illinois
     --------
           Secretary of State                                                 ___________________
           Cook County                                                        ___________________

     Iowa
     ----
           Secretary of State                                                 ___________________
           Clayton County                                                     ___________________

     Maryland
     --------
           State Dept. of Assessments & Taxation                              ___________________

     Minnesota
     ---------
           Secretary of State                                                 ___________________
           Hennepin County                                                    ___________________

     Nevada
     ------
           Secretary of State                                                 ___________________
           Storey County                                                      ___________________

     New Jersey
     ----------
           Secretary of State                                                 ___________________
           Bergen County                                                      ___________________

     Texas
     -----
           Secretary of State                                                 ___________________
           Deaf Smith County                                                  ___________________

      Wisconsin
      ---------
           Secretary of State                                                 ___________________
           Dane County                                                        ___________________
           Fond du Lac County                                                 ___________________
           Richland County                                                    ___________________
           Sauk County                                                        ___________________
           Sheboygan County                                                   ___________________
           Vernon County                                                      ___________________

9.    Opinion of Legal Counsel                                                ___________________

10.   Interim Financial Statements as of April 30, 1997                       ___________________

11.   Trademark Security Agreement                                            ___________________

12.   Bailee Letters                                                          ___________________

13.   Subordination Agreements                                                ___________________

14.   Payoff Letters                                                          ___________________

                                 EXHIBIT 5C TO
                          LOAN AND SECURITY AGREEMENT



                           OTHER SECURITY AGREEMENTS
                           -------------------------



                                    Attached

                          TRADEMARK SECURITY AGREEMENT
                          ----------------------------

     WHEREAS, Horizon Organic Holding Corporation, a Delaware corporation; Horizon Organic Dairy, a Colorado corporation ("Horizon Colorado"), Horizon Organic Dairy, Maryland Farm, Inc., ("Horizon Maryland") a Colorado corporation; Horizon Organic Dairy, Idaho Farm, Inc., ("Horizon Idaho") a Colorado Corporation (the "Borrower") owns the Trademarks and Trademark registrations and licenses listed on Schedule 1 attached hereto;
                   ----------

     WHEREAS, FBS Ag Credit, Inc. ("FBS Ag Credit") and Borrower have entered into a certain Loan and Security Agreement dated as of July 1~3, 1997 (as said Loan and Security Agreement may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which FBS Ag Credit shall make loans to the Borrower to provide working capital financing for the Borrower and to provide funds for other general corporate purposes of the Borrower; and

     WHEREAS, pursuant to the Loan Agreement, the Borrower has granted to FBS Ag Credit, a security interest in substantially all the assets of the Borrower including all the Borrower's Trademarks (as defined in the Loan Agreement), together with any reissues, extensions or renewals thereof, Trademark registrations, Trademark applications and Trademark licenses, whether presently existing or hereafter arising or acquired, together with the goodwill of the business symbolized by the Trademarks and the applications therefor and the registrations thereof, and all products and proceeds thereof, and to secure the payment and performance of all amounts owing by Borrower under the Loan Agreement and the other documents executed in connection therewith;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower does hereby grant to FBS Ag Credit a continuing security interest in all of Borrower's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Trademark Collateral"), whether now existing or hereafter arising or acquired:

     (i) each Trademark, Trademark registration and Trademark application including, without limitation, the Trademark and Trademark registration referred to in Schedule 1 attached hereto, and all of the goodwill of the business
      ----------
connected with the use of, and symbolized by, each Trademark, Trademark registration and Trademark application;

     (ii) each Trademark license and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark licensed;

     (iii) all trade names, service marks, trade dress, logos, trade secrets, and copyrights; and

     (iv) all products and proceeds of the foregoing, including without limitation, any claim by the Borrower against third parties for past, present or future infringement or dilution of any Trademark or Trademark registration including, without limitation, the Trademark and Trademark registration listed on Schedule 1 attached hereto, and any Trademark licensed under any Trademark
   ----------
license or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark license.

This security interest is granted in connection with the security interests granted to FBS Ag Credit to secure the Liabilities (as defined in the Loan Agreement) and pursuant to the terms thereof. The Borrower hereby further acknowledges and confirms that the rights and remedies of FBS Ag Credit with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Loan Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

     IN WITNESS WHEREOF, Borrower has caused this Trademark Security Agreement to be duly executed by its officer thereunto duly authorized as of July 15, 1997.

                                       HORIZON ORGANIC HOLDING
                                       CORPORATION


Attest:                                By:_______________________________
By:______________________________      Name:_____________________________
Its:_____________________________      Title:____________________________


                                       HORIZON ORGANIC DAIRY INC.


Attest:                                By:_______________________________
By:______________________________      Name:_____________________________
Its:_____________________________      Title:____________________________

                                       HORIZON ORGANIC DAIRY
                                       IDAHO FARM, INC.


Attest:                                By:_______________________________
By:______________________________      Name:_____________________________
Its:_____________________________      Title:____________________________



                                       HORIZON ORGANIC DAIRY,
                                       MARYLAND FARM, INC.


Attest:                                By:_______________________________
By:______________________________      Name:_____________________________
Its:_____________________________      Title:____________________________


                                       FBS AG CREDIT, INC.
                                       950 Seventeenth Street
                                       Suite 350
                                       Denver, Colorado 80202


                                       By:_______________________________
                                       Its:______________________________

                   SCHEDULE 1 TO TRADEMARK SECURITY AGREEMENT
                   ------------------------------------------

                         Ser. No./        Filed/
                     ----------------  ------------
        Mark             Reg. No.          Reg'd            Goods/Services
-------------------  ----------------  ------------  ---------------------------

                                  SEE ATTACHED
                                  ------------

                     [SEAL OF THE UNITED STATES OF AMERICA]





                          CERTIFICATE OF REGISTRATION


     This is to certify that the records of the Patent and Trademark Office show that an application was filed in said Office for registration of the Mark shown herein, a copy of said Mark and pertinent data from the Application being annexed hereto and made a part hereof.

     And there having been due compliance with the requirements of the law and with the regulations prescribed by the Commissioner of Patents and Trademarks.

     Upon examination, it appeared that the applicant was entitled to have said Mark registered under the Trademark Act of 1946, as amended, and the said Mark has been duly registered this day in the Patent and Trademark Office on the

                               PRINCIPAL REGISTER

to the registrant named herein.

     This registration shall remain in force for TEN years unless sooner terminated as provided by law.


                                       In Testimony whereof I have hereunto set my hand and caused the seal of the Patent and Trademark Office to be affixed this twenty-eighth day of May 1996.

[SEAL]


                                                            [SIGNATURE]


                                       Commissioner of Patents and Trademarks

Int. CI.: 29

Prior U.S. CI.: 46
                                                              Reg. No. 1,975,824
United States Patent and Trademark Office                Registered May 28, 1996
================================================================================

                                   TRADEMARK
                               PRINCIPAL REGISTER



                                 [COMPANY LOGO]



NATURAL HORIZONS, INC. (COLORADO          FIRST USE 4-11-1992; IN COMMERCE
 CORPORATION)                             4-11-92.
7490 CLUBHOUSE ROAD, SUITE 103            NO CLAIM IS MADE TO THE EXCLUSIVE
BOULDER, CO 80301                         RIGHT TO USE "ORGANIC", APART FROM
                                          THE MARK AS SHOWN.

FOR:  MILK AND DAIRY PRODUCTS,            SER. NO. 74-569.818.  FILED 9-6-1994.
NAMELY HOMOGENIZED MILK, LOW FAT
MILK, SOUR CREAM AND YOGURT, IN           KENNETH D. BATTLE, EXAMINING ATTORNEY
CLASS 29 (U.S. CL. 46)

                             [STATE OF CALIFORNIA
                              SECRETARY OF STATE
                            CERTIFICATE LETTERHEAD]


                              SECRETARY OF STATE

                TRADEMARK REG NO. 099829            CLASS NO. 46
                    CERTIFICATE OF REGISTRATION OF TRADEMARK

I, BILL JONES, SECRETARY OF STATE OF THE STATE OF CALIFORNIA, HEREBY CERTIFY:

THAT IN ACCORDANCE WITH THE APPLICATION FILES IN THIS OFFICE THE TRADEMARK DESCRIBED BELOW HAS BEEN DULY REGISTERED IN THIS OFFICE ON BEHALF OF:

NAME OF APPLICANT:                 Natural Horizons, Inc.
BUSINESS ADDRESS:                  7490 Clubhouse Road, Suite 103, Boulder,
                                   CO 80301
DATE FIRST USED IN CALIFORNIA:     September 30, 1993
DATE FIRST USED ANYWHERE:          April 11, 1992
DESCRIPTION OF TRADEMARK:          Horizon Organic with design of a jumping cow
                                   superimposed on a world globe.

DESCRIPTION OF GOODS ON WHICH THE TRADEMARK IS USED: Perishable dairy products, including fluid milk, cream and mixtures and types thereof; refrigerated live culture, soft and frozen yogurt, sour cream, soft and hard cheeses, butter, ice cream and ice milk.

A COPY, SPECIMEN, FACSIMILE, COUNTERPART OR A REPRODUCTION OF THE MARK IS
ATTACHED
DATE OF REGISTRATION:                             February 7, 1995
TERM OF REGISTRATION EXTENDS TO AND INCLUDES:     February 7, 2005



[SEAL OF STATE OF CALIFORNIA]
                                       IN WITNESS WHEREOF, I EXECUTE THIS
                                       CERTIFICATE AND AFFIX THE GREAT SEAL OF
                                       THE STATE OF CALIFORNIA THIS 8TH DAY OF
                                       FEBRUARY, 1995.


                                       [SIGNATURE]


                                       BILL JONES
                                       SECRETARY OF STATE

                  A COPY, SPECIMEN, FACSIMILE, COUNTERPART OR

                     REPRODUCTION OF TRADEMARK REG. NO. 099829
                                                        ------




                               [COMPANY SPECIMEN]

                 [LOGO of STATE OF IDAHO DEPARTMENT OF STATE]


     I, PETE T. CENARRUSA, Secretary of State of Idaho and custodian of the record of Trademarks and Service Marks, do hereby certify to the following Trademark/Service Mark Registration filed on 12/5/94.


Name Of Registrant:  NATURAL HORIZONS, INC.
Business Address     7490 CLUBHOUSE ROAD  STE.  103
                     BOULDER, CO 80301

File No.:  M14684    Class:  46        First Use in Idaho:  09 30 1993               Expiration Date:  12/5/2004

Goods or Services with which mark is used:
       PERISHABLE DAIRY PRODUCTS INCLUDING MILK, AND CREAM, YOGURTS, SOUR CREAM, HARD AND SOFT CHEESES, ICE CREAM AND ICE MILK


Registered Trademark-Service Mark:
/TM/        "HORIZON ORGANIC" WITH DESIGN OF A JUMPING COW SUPERIMPOSED ON A
WORLD GLOBE.





                                 [COMPANY LOGO]



                                                      [SIGNATURE]

[SEAL OF THE STATE OF IDAHO]                      SECRETARY OF STATE



                                            By        [SIGNATURE]
                                              ---------------------------


                                 [BORDER FRAME]

                                APPLICATION FOR
                     REGISTRATION OF TRADEMARK-SERVICE MARK
                                 STATE OF IDAHO

MAIL TO:  SECRETARY OF STATE, TRADEMARKS, P.O. BOX 83720, BOISE, IDAHO 83720-
          0080

  The applicant swears that he has adopted and is now using in the State of Idaho the trademark-service mark identified below, and believes that no other individual firm, partnership, corporation, association, union, or other organization has the right to use such trademark-service mark in connection with the same or similar goods or services identified below in this State, either in the identical form thereof or in such near resemblance thereto as might be calculated to deceive or to be mistaken therefor.

1.  Name of applicant:          NATURAL HORIZONS, INC.
                      ----------------------------------------------------------
2.  Business address:           7490 Clubhouse Road, Suite 103, Boulder,
                     -----------------------------------------------------------
    Colorado  80301
    ---------------
3.  If applicant is a partnership, name the general partners:
                                                             -------------------
    ----------------------------------------------------------------------------
4.  If applicant is a corporation, give state of incorporation:     Colorado
                                                               -----------------

5.  Describe in detail the exact mark to be registered:          Words "Horizon
                                                       -------------------------
    Organic" with design of a jumping cow superimposed on a world globe.
    ----------------------------------------------------------------------------

6.  Number of class in which above particular goods or services fall:    46
                                                                     -----------
7. Describe the kind(s) of goods or services in the above class which the trademark-service mark is used to identify:
                                               ---------------------------------
    Perishable dairy products including milk and cream, yogurts, sour cream,
    ------------------------------------------------------------------------
    hard and soft cheeses, ice cream and ice milk.
    ----------------------------------------------
8.  Date of first use of trademark-service mark anywhere:        4/11/92
                                                         -----------------------
9.  Date of first use of trademark-service mark in Idaho:        9/30/93
                                                         -----------------------
10. State the manner in which the mark will be used (i.e. on the foods, on labels or tags, on displays, on signs, on letterheads, in advertising
    materials, on business cards, etc.):        Applied to cartons and packaging
                                        ----------------------------------------
    ----------------------------------------------------------------------------
11. Person and mailing address to which certificate should be sent:    KRENDL
                                                                   -------------
    HOROWITZ & KRENDL, Attention Noel Berge: 370 17th Street, Suite 5350,
    ----------------------------------------------------------------------------
    Denver, Colorado  80202 Phone     (303) 629-2400
    -----------------------       ----------------------------------------------

                                         NATURAL HORIZONS, INC.
County of      Boulder          )        Signed By:  /s/ Paul B. Repetto
          ----------------------                   ----------------------------------
                                ) ss.               Paul B. Repetto, Vice President
State of        Colorado        )
          ----------------------

I,   /s/ Randie R. Parsens                                                 , a
   ------------------------------------------------------------------------
notary public, do certify that on this           16th                    day of
                                      -----------------------------------
            November                , 1994, personally appeared before me
-------------------------------------   --
            Paul B. Repetto                  , who being by me first duly
----------------------------------------------
sworn, signed the foregoing instrument in my presence, and stated that the allegations contained therein are true.

                                                                            --------------------------------------------------------

     Signed:  /s/ Randie R. Parsens                                                           Filing Office Use Only
            ------------------------------------
             Notary public                                                                   IDAHO SECRETARY OF STATE
                                                                                          19941205 0900      46408    2

    In and for the state of       Colorado
                            ---------------------------------------                       CK #:  7078      CUST#  38310
    Residing at       Boulder
                ---------------------------------------------------                                  T MARKS
    My commission expires        9-19-97                                                     1@     20.00     20.00
                         ------------------------------------------

   (SEAL)
                                                                                             "   T
   Instructions on Reverse                $20.00                                                  Revised 1/94

                          [SPECIMEN OF COMPANY LOGO]

                         MAIL TO:  SECRETARY OF STATE     For office use only
                             CORPORATIONS SECTION
                           1560 BROADWAY, SUITE 200
                               Denver, CO 80202          941088538       $50.00
                                (303) 894-2251          SOS     28-09-94   08:30
MUST BE TYPED                 FAX (303) 894-2242        ------------------------
FILING FEE: $50.00
MUST SUBMIT TWO COPIES
            ---
AND TWO FACSIMILES
    ---
OF THE TRADEMARK
                         APPLICATION FOR REGISTRATION
                                      OF
                           TRADEMARK OR SERVICE MARK

PLEASE INCLUDE A TYPED
SELF-ADDRESSED ENVELOPE

1. NAME AND PRINCIPAL BUSINESS ADDRESS OF OWNER/APPLICANT:


  Natural Horizons, Inc.        7490 Clubhouse Road,                  Suite 103
-------------------------------------------------------------------------------
NAME                                  STREET                        SUITE/APT.#


  Boulder                               CO                             80301
--------------------------------------------------------------------------------
  CITY                                STATE                             ZIP
STATE OF INCORPORATION      Colorado     (COMPLETE ONLY IF A CORPORATION)
--------------------------------------------------------------------------------

2. DESCRIPTION OF TRADEMARK -- COMPLETE A OR B, BUT NOT BOTH
                                                ------------
A.
WORDS       "HORIZON ORGANIC" AND DESIGN
      ---------------------------------------------------------

CHECK ONE: [ ] WORDS ONLY         [ ] WORDS WITH STYLIZED LETTERING         [X] WORDS AND DESIGN
      NO FACSIMILE REQUIRED           2 FACSIMILES REQUIRED                     2 FACSIMILES

B.
DESIGN ONLY - NO WORDS IN TRADEMARK (2 FACSIMILES REQUIRED)
BRIEFLY DESCRIBE THE DESIGN______________________________________________

------------------------------------------------------------------------------

3. CLASSIFICATION  Choose ONLY ONE from list on instruction page.                Class Number (   29   )
------------------------------------------------------------------------------------------------------------------------------------

4. DATE FIRST USED BY APPLICANT OR THE PREDECESSOR IN THE SAME BUSINESS. COMPLETE BOTH A & B

FIRST USED ANYWHERE                          FIRST USED IN COLORADO
  April 11, 1992                               April 11, 1992
---------------------------                  ---------------------------------------------------------------------------------------

                   Date first used anywhere must be same as or earlier than date first used in Colorado.
------------------------------------------------------------------------------------------------------------------------------------


Form 032
Rev.  7/941


5.               MANNER IN WHICH TRADEMARK IS USED -- BE BRIEF
       Trademark is applied to cartons and packaging
--------------------------------------------------------------------------------
________________________________________________________________________________


6. The applicant hereby appoints the Secretary of State as agent for service of process in any action relating to this registration if the applicant is or becomes a nonresident or foreign corporation not licensed to do business in this state or cannot be found in this state.

7. The applicant signs this application for registration under penalty of perjury and states that s/he is the owner of the mark and that no other person has the right to use such mark in this state, either in the identical form thereof or in any near resemblance thereto which might be calculated to deceive or to be mistaken therefor.


SIGNATURE NATURAL HORIZONS, INC.


          By:  /s/ Paul B. Repetto
             ---------------------
             Paul B. Repetto, Vice President

                                 [COMPANY LOGO]

                         MAIL TO:  SECRETARY OF STATE     For office use only
                             CORPORATIONS SECTION
                           1560 BROADWAY, SUITE 200
                               DENVER, CO 80202          941088538       $50.00
                                (303) 894-2251          SOS     28-09-94   08:30
MUST BE TYPED                 FAX (303) 894-2242        ------------------------
FILING FEE: $50.00
MUST SUBMIT TWO COPIES
            ---
AND TWO FACSIMILES
    ---
OF THE TRADEMARK
                         APPLICATION FOR REGISTRATION
                                      OF
                           TRADEMARK OR SERVICE MARK

PLEASE INCLUDE A TYPED
SELF-ADDRESSED ENVELOPE

1. NAME AND PRINCIPAL BUSINESS ADDRESS OF OWNER/APPLICANT:


  Natural Horizons, Inc.        7490 Clubhouse Road,                 Suite 103
-------------------------------------------------------------------------------
NAME                                  STREET                        SUITE/APT.#


  Boulder                               CO                             80301
--------------------------------------------------------------------------------
  CITY                                STATE                             ZIP
STATE OF INCORPORATION      Colorado     (COMPLETE ONLY IF A CORPORATION)
--------------------------------------------------------------------------------

2. DESCRIPTION OF TRADEMARK - COMPLETE A OR B, BUT NOT BOTH
                                              ------------
A.
WORDS       JOIN THE MOOOOVEMENT
      ---------------------------------------------------------

CHECK ONE: [X] WORDS ONLY         [ ] WORDS WITH STYLIZED LETTERING         [ ] WORDS AND DESIGN
      NO FACSIMILE REQUIRED           2 FACSIMILES REQUIRED                     2 FACSIMILES

B.
DESIGN ONLY - NO WORDS IN TRADEMARK (2 FACSIMILES REQUIRED)
BRIEFLY DESCRIBE THE DESIGN______________________________________________

--------------------------------------------------------------------------------

3. CLASSIFICATION  Choose ONLY ONE from list on instruction page.                Class Number (   29   )
------------------------------------------------------------------------------------------------------------------------------------

4. DATE FIRST USED BY APPLICANT OR THE PREDECESSOR IN THE SAME BUSINESS. COMPLETE BOTH A & B

FIRST USED ANYWHERE                          FIRST USED IN COLORADO
  6/20/94                                      6/20/94
---------------------------                  ---------------------------------------------------------------------------------------

                   Date first used anywhere must be same as or earlier than date first used in Colorado.
------------------------------------------------------------------------------------------------------------------------------------

5.              MANNER IN WHICH TRADEMARK IS USED - BE BRIEF
       To identify organic dairy products
--------------------------------------------------------------------------------
6. The applicant hereby appoints the Secretary of State as agent for service of process in any action relating to this registration if the applicant is or becomes a nonresident or foreign corporation not licensed to do business in this state or cannot be found in this state.

7. The applicant signs this application for registration under penalty of perjury and states that s/he is the owner of the mark and that no other person has the right to use such mark in this state, either in the identical form thereof or in any near resemblance thereto which might be calculated to deceive or to be mistaken therefor.

SIGNATURE     (Applicant, owner, authorized agent):     NATURAL HORIZONS, INC.



                                                        By:  /s/ Mark Retzloff
                                                        ------------------------
                                                        Its: President
                                                        ------------------------

                                 Exhibit 6A to
                          Loan and Security Agreement

                              Disclosure Schedule
                              -------------------

Part 1:  Judgments, Litigation, Claims and Proceedings
         ---------------------------------------------

         Horizon Idaho has requested a waiver from the United States Department of Agriculture from certain reporting requirements in connection with the 1996 AMTA payment. This waiver has been conditionally approved.


Part 2:  Defaults and Disputes
         ---------------------

         None.


Part 3:  Licenses, Patents, Copyrights, Trademark, Trade Names and Applications
         ----------------------------------------------------------------------

         Trademarks
         ----------

         Federal Trademark Registration Reg. No. 1,975,824

         California Trademark Registration Reg. No. 099829

         Colorado Trademark Registrations Reg. No. 941075356 and Reg. No. 941088538

         Idaho Trademark Registration: File No.  M14684

         Trade Names
         -----------

         Horizon Organic Dairy, Inc. has registered "Natural Horizons, Inc" as a trade name

                         Continuation of Exhibit 6A to
                          Loan and Security Agreement

                        Disclosure Schedule (Continued)
                        -------------------------------

Part 4:  Security Interests, Liens, Claims and Encumbrances
         --------------------------------------------------

         Republic Acceptance Corporation has a security interest in all the assets of Horizon Colorado.

         Farm Credit Services has a security interest in all the assets of Horizon Idaho.

         Horizon Colorado has a subordinated mortgage in the real property or Horizon Idaho.

Part 5:  Locations of Borrower's Assets
         ------------------------------

         1.   7490 Clubhouse Road, Suite 103
              Boulder, Colorado 80301
              Horizon Idaho

         2.   2589 East 500 South
              Hazelton, ID 83335

         3.   See Exhibit 3B (location of inventory)


Part 6:  Tax Liability Claims
         --------------------

         The IRS is auditing the 1995 tax return for Horizon Idaho.

                         Continuation of Exhibit 6A to
                          Loan and Security Agreement

                        Disclosure Schedule (Continued)
                        -------------------------------

Part 7:  Other Indebtedness
         ------------------

         None.


Part 8:  Other Names Used by Borrower
         ----------------------------

         Horizon Idaho:      Sunrise organic Farms, Inc.
                             Aurora Dairy Corporation of Idaho

         Horizon Colorado:   Natural Horizons, Inc.


Part 9:  Affiliates
         ----------

         None.

           Continuation of Exhibit 6A to Loan and Security Agreement

                        -------------------------------

Part 10:  Environmental Matters
          ---------------------

          One of the three properties in Maryland, which Horizon Maryland has under contract to purchase, has lagoons which contain manure and wash water form a previous dairy. The permit to use this property as a dairy issued by the state of Maryland requires that the water and waste in these lagoons be remediated, which can be accomplished through spray irrigation.

                                 EXHIBIT 6B TO
                          LOAN AND SECURITY AGREEMENT

                                   Equipment
                                   ---------

                                   Attached

                    Horizon Organic Farm, Inc. - Idaho Farm
                       Equipment List as of 7/31/97

                                                                                             Insurance
   ID #   Lease   Description                                Model #            Serial #      Schedule    Date    Cond.
   3000           1985 GMC Dump Truck                       Brigadeer      1GDT9C4C9FV605232     yes               fair

   3001           1993 Ford Pickup (Roy)                                    2FTF26G2PCA75965      no               good

   3003           Roskamp Roller Mill                                             6831            no               good

   3004           Green Hay Trailer "Elmlusa"                                                                      fair

   3005           Snapper Riding Lawn Mower                                                              May-90    junk

   3006           Box Scrapper                                                                                     fair

   3008           John Deere  Spreader                         450           WOO4500X014242       no     Sep-91    Fair

   3009           Miller Bobcat Welder                         225G            H930062464                Feb-94    good

   3010           Kirby Bale Feeder                                             KRM9456                  Mar-94    Fair

   3011     Yes   1995 IH Truck                                4700        1HTSCACNXSH626577     yes               good

   3012     Yes   Harsh Mixer                                  575H             57HB4271                           good

   3013           1994 Kawasaki Mule                                       JK1AFCA12PB504019     yes               Fair

   3014           1994 Kawasaki Mule                                       JK1AFCA13PB503591     yes               Fair

   3015           Cat Generator Motor                          3406             4RGO2158         yes               Good

   3016           Generator 400 Kw                             SR4              1JJ00787                           Good

   3017           1972 End Dump 24'                                                              yes     Mar-95    Fair

   3020           1976 AMC Jeep                                              DJ5D610692090        no     Mar-95  Fair - Poor

   3021           1974 AMC Jeep                                                  414209           no     Mar-95    Junk

   3022           1975 AMC Jeep                                               DJ5D5108638         no     Mar-95  Fair - Poor

   3023           1976 AMC Jeep                                               DJ5D6106240         no     Mar-95  Fair - Poor

   3024           1974 AMC Jeep                                                  418438           no     Mar-95  Fair - Poor

   3025           1976 AMC Jeep                                               DJ5D6108189        yes     Apr-95  Fair - Poor

   3026           1975 AMC Jeep                                               DJ5D5104315        yes     Apr-95  Fair - Poor

   3027     Yes   1994 Ford Turbo Diesel (Barney)              F250        1FTHX26LXRLA53924     yes     Nov-93    Good

   3029           1977 GMC truck w/bed                                       TDC927V596472       yes     Dec-95    fair

   3031     yes   1993 Caterpillar Wheel Loader               928 F             98Z09232         yes     Jan-96    good

   3032     yes   1996 Caterpillar Wheel Loader                928F             98Z12615         yes     Jan-96    good

   3034           1986 Ford Feed Truck                        L8000        1FDXR82AXHVA14507     yes     Jun-94    fair  feedlot

   3035           1987 Mohrlang Feedbox                        520                617            yes               fair  feedlot

   3036           Kirby 4-Bale Hay Processor with Scales                          8845           yes     Jun-94    good

   3037           Hay Wagon                                                       QSD4           yes     Jun-94    fair

   3038           1994 Kawasaki Mule                           KA62        JK1AFCA14PB504023     yes     Jun-94    good  yes

   3039           Push Blade on 3010 John Deere                                                   no     Jun-94    good

   3041           Ace 500 Gallon sprayer                                         67207                             good

   3042           Hutchinson 53'8" portable auger                                                                  good

   3043           1971 Peterbilt Truck                          no               41857P          yes               fair

   3044           4 Wheel Hay Trailer (8' x 14')                no                                no               fair  feedlot

   3045           Great Dane Drop Deck Trailer                             1GRDM84230M041601     yes               fair

   3046           Pup Hay Trailer (Black)                       no                                                 fair

   3047           Ford Tractor                                 4000                                                fair  feedlot

   3048           Push blade                                    no            B011519600W                          fair  feedlot

   3049           1983 Ford Truck w/720 Harsh Mixer                        1FDTW8002DVA44573     yes               fair

   3050           Green Tandem hay trailer                      no               83455           no                fair  feedlot

   3052           Ford Tractor                                 4600           D2-NN-7006C        yes               fair

   3053           1974 Honda Motorcycle                                       CT901521604         no               junk

   3054           83 Mazda P/U                                B-200         JM2UC123D0713559      no               junk

   3055           1993 Kawaski 4 wheeler                                   JKBLFBA16P8555943             Apr-93    good

   3057     yes   1993 Ford PU 4X4 (Johnny)                                2FTHF36G8PCA10303     yes               new

   3058           Massey Tractor                                35                7742            no               poor

   3059           IHC Grain Drill                              510          0390245SC002191                        good

   3060           Cat Loader (F/L)                             920              62K9885          yes               fair  feedlot


                                                         Secures Current     4/30/95         6/3/97
                                                          Credit Line?      Valuation          FBS
   ID #   Lease   Description                              1=No  2=Yes                        Value       Difference
   3000           1985 GMC Dump Truck                           2       $    15,000      $     7,000    $     8,000

   3001           1993 Ford Pickup (Roy)                        2       $    12,000      $    12,000    $         -

   3003           Roskamp Roller Mill                           2       $     4,000      $     2,500    $     1,500

   3004           Green Hay Trailer "Elmlusa"                   2       $       750      $     1,000    $      (250)

   3005           Snapper Riding Lawn Mower                     2       $       200                     $       200

   3006           Box Scrapper                                  2       $       100      $       200    $      (100)

   3008           John Deere  Spreader                          2       $     2,000      $     1,000    $     1,000

   3009           Miller Bobcat Welder                          2       $     1,000      $       250    $       750

   3010           Kirby Bale Feeder                             2       $     5,000      $     2,000    $     3,000

   3011     Yes   1995 IH Truck                                 1                                       $         -

   3012     Yes   Harsh Mixer                                   1                                       $         -

   3013           1994 Kawasaki Mule                            2       $     7,500      $     2,500    $     5,000

   3014           1994 Kawasaki Mule                            2       $     7,500      $     2,500    $     5,000

   3015           Cat Generator Motor                           1       $    20,000                     $    20,000

   3016           Generator 400 Kw                                                                      $         -

   3017           1972 End Dump 24'                             2       $     7,850      $     3,000    $     4,850

   3020           1976 AMC Jeep                                 2       $       750      $       500    $       250

   3021           1974 AMC Jeep                                 2       $       750      $       500    $       250

   3022           1975 AMC Jeep                                 2       $       750      $       500    $       250

   3023           1976 AMC Jeep                                 2       $       750      $       500    $       250

   3024           1974 AMC Jeep                                 2       $       750      $       500    $       250

   3025           1976 AMC Jeep                                 2       $       750      $       500    $       250

   3026           1975 AMC Jeep                                 2       $       750      $       500    $       250

   3027     Yes   1994 Ford Turbo Diesel (Barney)               1                                       $         -

   3029           1977 GMC truck w/bed                          2       $    25,000      $    10,000    $    15,000

   3031     yes   1993 Caterpillar Wheel Loader                 1                                       $         -

   3032     yes   1996 Caterpillar Wheel Loader                 1                                       $         -

   3034           1986 Ford Feed Truck                          2       $    35,000      $    20,000    $    15,000

   3035           1987 Mohrlang Feedbox                         2                                       $         -

   3036           Kirby 4-Bale Hay Processor with Scales        2       $     9,000      $     5,000    $     4,000

   3037           Hay Wagon                                     2       $     2,873      $       500    $     2,373

   3038           1994 Kawasaki Mule                            2       $     8,808      $     2,500    $     6,308

   3039           Push Blade on 3010 John Deere                 2                        $       200    $      (200)

   3041           Ace 500 Gallon sprayer                        2       $       750      $       300    $       450

   3042           Hutchinson 53'8" portable auger               2       $       250      $       500    $      (250)

   3043           1971 Peterbilt Truck                          2       $    10,000      $     5,000    $     5,000

   3044           4 Wheel Hay Trailer (8' x 14')                2       $     2,000      $     1,000    $     1,000

   3045           Great Dane Drop Deck Trailer                  2       $     5,500      $     3,000    $     2,500

   3046           Pup Hay Trailer (Black)                       2       $     2,500      $     1,500    $     1,000

   3047           Ford Tractor                                  2       $     1,000      $     1,000    $         -

   3048           Push blade                                    2       $       100      $       300    $      (200)

   3049           1983 Ford Truck w/720 Harsh Mixer             2       $    15,000      $     7,500    $     7,500

   3050           Green Tandem hay trailer                      2       $     2,000      $     2,000    $         -

   3052           Ford Tractor                                  2       $     6,000      $     2,000    $     4,000

   3053           1974 Honda Motorcycle                         2       $       100                     $       100

   3054           83 Mazda P/U                                  2       $       500                     $       500

   3055           1993 Kawaski 4 wheeler                        2       $     2,000      $     1,500    $       500

   3057     yes   1993 Ford PU 4X4 (Johnny)                     1                                       $         -

   3058           Massey Tractor                                2       $     2,500      $       250    $     2,250

   3059           IHC Grain Drill                               2       $     2,000      $     1,000    $     1,000

   3060           Cat Loader (F/L)                              2       $    20,000      $    10,000    $    10,000


   3061  Walker 2 1/2T bumper jack                                    M696522986                          good

   3062  Walker 10T Floor jack                                        J660J15080                          good

   3063  Band Saw                                                       B51265                            good

   3064  Atland 50T Press                                               P3301                             good

   3065  Hotsy Steam Cleaner                                            65858                             junk

   3066  Durancroft Floor drill press                                   60119                             good

   3067  1993 Sanborn Air comp with gas motor                          M1880009                           good

   3069  Champion Air Compressor                                        249290                            good

   3070  1993 Travalong Cattle Trailer                            4DYGS1827P1011408     yes               good

   3071  Grasshopper Lawn Mower                                                                           fair

   3072  Case Backhoe                                 5808             8740569                            fair

   3073  Miller Electric Welder (shop)                150              A-893832                           good

   3074  Miller Bobcat Gas Motor Welder               225G             K8009278                           good

   3075  Massey Ferguson Ut. Trailer (shop)                                                               fair

   3076  Briggs 5HP pump                                                82J358                            good

   3077  John Deere Tractor                           3010            11T18805          yes               junk

   3078  Pipe Trailer                                                                                     fair

   3079  John Deere Tractor                           8640          SG12-255604RW       yes               good

   3080  John Deere Tractor                           4440          SC-4-1168-369R      yes               fair

   3081  Leon Dozer Blade                                              22571129         yes               good

   3082  John Deere Dics, 16' off set                 455               10658                             good

   3083  Case Disc                                    496             JAG159598                           good

   3084  John Deere Bush Hog mower                    506           W0050GC025122        no               fair

   3085  Ace 20' Roller Harrow                        9101              70929                             good

   3086  Case Chisel                                  5700           JAGT0010106                          good

   3087  Ace 100 gallon sprayer                                                                           good

   3088  IHC Dump Truck (Blue water truck)                          106620H326245        no               poor

   3089  Ferguson Tractor                                               TE48427         yes               junk

   3090  200 Gallon propane weed burner                no                                                 fair

   3091  John Deere Blade                             115            E011519600W                          fair

   3092  EZEE-on Loader mounted on JD 4440            1993                                                good

   3093  Case DiscHitch Hiker                         496                                                 good

   3094  250 HP GE Motor w/Peerless Pump                              SSJ508008         yes

   3095  Uniclose Booster Motor w/Peerless Pump   R1846-00-269                          yes       yes

   3096  350 HP Pump GE Motor w/Peerless Pump                          NF67178          yes

   3061  Walker 2 1/2T bumper jack                                    M696522986                          good

   3062  Walker 10T Floor jack                                        J660J15080                          good

   3063  Band Saw                                                       B51265                            good

   3064  Atland 50T Press                                               P3301                             good

   3065  Hotsy Steam Cleaner                                            65858                             junk

   3066  Durancroft Floor drill press                                   60119                             good

   3067  1993 Sanborn Air comp with gas motor                          M1880009                           good

   3069  Champion Air Compressor                                        249290                            good

   3070  1993 Travalong Cattle Trailer                            4DYGS1827P1011408     yes               good

   3071  Grasshopper Lawn Mower                                                                           fair

   3072  Case Backhoe                                 5808             8740569                            fair

   3073  Miller Electric Welder (shop)                150              A-893832                           good

   3074  Miller Bobcat Gas Motor Welder               225G             K8009278                           good

   3075  Massey Ferguson Ut. Trailer (shop)                                                               fair

   3076  Briggs 5HP pump                                                82J358                            good

   3077  John Deere Tractor                           3010            11T18805          yes               junk

   3078  Pipe Trailer                                                                                     fair

   3079  John Deere Tractor                           8640          SG12-255604RW       yes               good

   3061  Walker 2 1/2T bumper jack                                                 2       $   500        $   500        $      -

   3062  Walker 10T Floor jack                                                     2       $   100        $   500        $   (400)

   3063  Band Saw                                                                  2       $   350        $   500        $   (150)

   3064  Atland 50T Press                                                          2       $   250        $   500        $   (250)

   3065  Hotsy Steam Cleaner                                                       2       $     -        $   500        $   (500)

   3066  Durancroft Floor drill press                                              2       $   150        $   500        $   (350)

   3067  1993 Sanborn Air comp with gas motor                                      2       $    50        $   500        $   (450)

   3069  Champion Air Compressor                                                   2       $   150        $   500        $   (350)

   3070  1993 Travalong Cattle Trailer                                             2       $ 5,000        $ 2,000        $  3,000

   3071  Grasshopper Lawn Mower                                                    2       $   250                       $    250

   3072  Case Backhoe                                                              2       $ 8,000        $ 5,000        $  3,000

   3073  Miller Electric Welder (shop)                                             2       $   500        $   250        $    250

   3074  Miller Bobcat Gas Motor Welder                                            2       $   500        $   250        $    250

   3075  Massey Ferguson Ut. Trailer (shop)                                        2       $   100                       $    100

   3076  Briggs 5HP pump                                                           2       $   150                       $    150

   3077  John Deere Tractor                                                        2       $ 5,000        $   500        $  4,500

   3078  Pipe Trailer                                                              2       $ 1,000                       $  1,000

   3079  John Deere Tractor                                                        2       $30,000        $30,000        $      -

   3080  John Deere Tractor                                                        2       $30,000        $20,000        $ 10,000

   3081  Leon Dozer Blade                                                          2       $ 4,000        $ 2,000        $  2,000

   3082  John Deere Dics, 16' off set                                              2       $ 8,500        $ 6,000        $  2,500

   3083  Case Disc                                                                 2       $ 8,500        $ 7,000        $  1,500

   3084  John Deere Bush Hog mower                                                 2       $ 1,000        $   500        $    500

   3085  Ace 20' Roller Harrow                                                     2       $ 4,000        $ 7,000        $ (3,000)

   3086  Case Chisel                                                               2       $ 7,500        $ 3,000        $  4,500

   3087  Ace 100 gallon sprayer                                                    2       $   200        $   300        $   (100)

   3088  IHC Dump Truck (Blue water truck)                                         2       $   250        $   500        $   (250)

   3089  Ferguson Tractor                                                          2       $ 1,000                       $  1,000

   3090  200 Gallon propane weed burner                                            2       $   250                       $    250

   3091  John Deere Blade                                                          2       $   750        $ 2,000        $ (1,250)

   3092  EZEE-on Loader mounted on JD 4440                                         2       $ 4,000        $ 2,000        $  2,000

   3093  Case DiscHitch Hiker                                                      2       $   500        $ 1,000        $   (500)

   3094  250 HP GE Motor w/Peerless Pump                        CVI, East          1                                     $      -

   3095  Uniclose Booster Motor w/Peerless Pump                 CVI, East          1                                     $      -

   3096  350 HP Pump GE Motor w/Peerless Pump                   S. Burley Farm     1                                     $      -

   3061  Walker 2 1/2T bumper jack                                                 2       $   500        $   500        $      -

   3062  Walker 10T Floor jack                                                     2       $   100        $   500        $   (400)

   3063  Band Saw                                                                  2       $   350        $   500        $   (150)

   3064  Atland 50T Press                                                          2       $   250        $   500        $   (250)

   3065  Hotsy Steam Cleaner                                                       2       $     -        $   500        $   (500)

   3066  Durancroft Floor drill press                                              2       $   150        $   500        $   (350)

   3067  1993 Sanborn Air comp with gas motor                                      2       $    50        $   500        $   (450)

   3069  Champion Air Compressor                                                   2       $   150        $   500        $   (350)

   3070  1993 Travalong Cattle Trailer                                             2       $ 5,000        $ 2,000        $  3,000

   3071  Grasshopper Lawn Mower                                                    2       $   250                       $    250

   3072  Case Backhoe                                                              2       $ 8,000        $ 5,000        $  3,000

   3073  Miller Electric Welder (shop)                                             2       $   500        $   250        $    250

   3074  Miller Bobcat Gas Motor Welder                                            2       $   500        $   250        $    250

   3075  Massey Ferguson Ut. Trailer (shop)                                        2       $   100                       $    100

   3076  Briggs 5HP pump                                                           2       $   150                       $    150

   3077  John Deere Tractor                                                        2       $ 5,000        $   500        $  4,500

   3078  Pipe Trailer                                                              2       $ 1,000                       $  1,000

   3079  John Deere Tractor                                                        2       $30,000        $30,000        $      -


   3080           John Deere Tractor                           4440          SC-4-1168-369R      yes               fair

   3081           Leon Dozer Blade                                              22571129         yes               good

   3082           John Deere Dics, 16' off set                 455               10658                             good

   3083           Case  Disc                                   496             JAG159598                           good

   3084           John Deere Bush Hog mower                    506           W0050GC025122        no               fair

   3085           Ace 20' Roller Harrow                        9101              70929                             good

   3086           Case Chisel                                  5700           JAGT0010106                          good

   3087           Ace 100 gallon sprayer                                                                           good

   3088           IHC Dump Truck (Blue water truck)                          106620H326245        no               poor

   3089           Ferguson Tractor                                               TE48427         yes               junk

   3090           200 Gallon propane weed burner                no                                                 fair

   3091           John Deere Blade                             115            E011519600W                          fair

   3092           EZEE-on Loader mounted on JD 4440            1993                                                good

   3093           Case DiscHitch Hiker                         496                                                 good

   3094           250 HP GE Motor w/Peerless Pump                              SSJ508008         yes

   3095           Uniclose Booster Motor w/Peerless Pump   R1846-00-269                          yes       yes

   3096           350 HP Pump GE Motor w/Peerless Pump                          NF67178          yes

   3097           Westinghouse Booster Motor w/Peerless pump                  80LI-I-5558        yes

   3098           250 HP US Motor w/pump and Booster Motor                      1064217          yes

   3100           200 HP GE Motor                                             KHJ1018106         yes

   3101           w/Lane Bowler Pump                                             15018           yes

   3102           200 HP GE Motor w/pump                                       RTJ415014         yes

   3103           150 HP US Motor w/pump                        no              1151069          yes

   3104           250 HP U Holloshaft Motor                     no              1365076          yes

   3105           75 HP Beldor Motor                            no               1269C           yes

   3106           Booster Motor 40 HP Beldor                                      689C           yes

   3107           9 Tower Valley Pivot                         6000              55120           yes

   3108           9 Tower Valley Pivot                         6000              55078           yes

   3109           John Deere 450 Manure Spreader               450           WOO450X015854       yes

   3110           New Holland Windrower                        2550              567809          yes               good
                  w/ New Holland  Head                         2214              563804          yes

   3111           New Holland 2550 Windrower                                     567794          yes               good
                  w/2214 Head                                                    563800          yes

   3112           John Deere  Mulch Flex Planter               7100             044223A                            good

   3113           1988 Dodge Dakota                                        1B7GN14X4JS721330     yes               good

   3114           1994 Kawasaki Bayou                         220A7        1KBLFBA16RB564502     yes               good

   3115           1994 Kawasaki Bayou                         220A7        JKBLFBA1XRB564261     yes               good

   3117           75 HP Beldor Motor                                             1289C           yes

   3118           40 HP Beldor Motor                                              689C           yes

   3119           Uniclosed Motor w/Peerless Pump                               C1004883         yes

   3120           9 Tower Valley                               6000              70005           yes

   3121           9 Tower Valley                               6000              70020           yes

   3122           250 HP GE Motor w/Lane Bauer pump                            HIJ812127         yes

   3123           Booster Lane Bauer w/Peerless Pump                         AL96626-433-5       yes

   3124           Booster Westinghouse 100 HP Motor                               8008           yes
                  w/Peerless Pump                                              80LIII5557

   3125           Ford Tractor                                 4100           DA23BJ7JG11        yes               fair

   3126           1984 Kenworth Truck                          K100        1XKKD29X4EK357044     yes               fair

   3127           Kirby Bale Processor KROT                                       8806           yes               fair

   3128           8x30 Box Scraper                                                                no     Jan-95    good

   3129           Valley Model Pivot                           8000              75403           yes     Dec-94    new

   3130           1995 Almar Pocket Paddle 8 row                                                 yes     Mar-95    new

   3131     Yes   Cobey Compost Turner                         1200              10910           yes     May-95    new
                  001-6021567-000

   3132     Yes   Case IH Tractor                            5230MFD           JJF1038747        Yes               new

   3133     Yes   1994 Ford P/U (Keith)                                    1FTEF14N2RLB08700     yes               good


   3080           John Deere Tractor                                                    2     $ 30,000      $ 20,000    $  10,000

   3081           Leon Dozer Blade                                                      2     $  4,000      $  2,000    $   2,000

   3082           John Deere Dics, 16' off set                                          2     $  8,500      $  6,000    $   2,500

   3083           Case  Disc                                                            2     $  8,500      $  7,000    $   1,500

   3084           John Deere Bush Hog mower                                             2     $  1,000      $    500    $     500

   3085           Ace 20' Roller Harrow                                                 2     $  4,000      $  7,000    $  (3,000)

   3086           Case Chisel                                                           2     $  7,500      $  3,000    $   4,500

   3087           Ace 100 gallon sprayer                                                2     $    200      $    300    $    (100)

   3088           IHC Dump Truck (Blue water truck)                                     2     $    250      $    500    $    (250)

   3089           Ferguson Tractor                                                      2     $  1,000                      1,000

   3090           200 Gallon propane weed burner                                        2     $    250                  $     250

   3091           John Deere Blade                                                      2     $    750      $  2,000    $  (1,250)

   3092           EZEE-on Loader mounted on JD 4440                                     2     $  4,000      $  2,000    $   2,000

   3093           Case DiscHitch Hiker                                                  2     $    500      $  1,000    $    (500)

   3094           250 HP GE Motor w/Peerless Pump                CV I, East             1                               $       -

   3095           Uniclose Booster Motor w/Peerless Pump         CV I, East             1                               $       -

   3096           350 HP Pump GE Motor w/Peerless Pump           S. Burley Farm         1                               $       -

   3097           Westinghouse Booster Motor w/Peerless pump     S. Burley Farm         1                               $       -

   3098           250 HP US Motor w/pump and Booster Motor       West Schodde           1                               $       -

   3100           200 HP GE Motor                                West CV I              1                               $       -

   3101           w/Lane Bowler Pump                             West CV I              1                               $       -

   3102           200 HP GE Motor w/pump                         CV 2                   1                               $       -

   3103           150 HP US Motor w/pump                         Schaeffer Farm         1                               $       -

   3104           250 HP U Holloshaft Motor                      E. Schodde Farms       1                               $       -

   3105           75 HP Beldor Motor                             E. Schodde Farm        1                               $       -

   3106           Booster Motor 40 HP Beldor                     E. Schodde Farm        1                               $       -

   3107           9 Tower Valley Pivot                           E. Schodde Farm        2                   $ 18,000    $ (18,000)

   3108           9 Tower Valley Pivot                           W. Schodde Farm        2                   $ 18,000    $ (18,000)

   3109           John Deere 450 Manure Spreader                     feedlot            2     $  1,000      $    500    $     500

   3110           New Holland Windrower                                                 2     $ 57,800      $ 35,600    $  22,200
                  w/ New Holland  Head

   3111           New Holland 2550 Windrower                                            2     $ 57,800      $ 35,600    $  22,200
                  w/2214 Head

   3112           John Deere  Mulch Flex Planter                                        2     $  5,000      $  1,500    $   3,500

   3113           1988 Dodge Dakota                                                     2     $  4,000      $  4,000    $       -

   3114           1994 Kawasaki Bayou                                                   2     $  2,500      $  1,500    $   1,000

   3115           1994 Kawasaki Bayou                                                   2     $  1,500      $  1,500    $       -

   3117           75 HP Beldor Motor                             W. Schodde             1                               $       -

   3118           40 HP Beldor Motor                             W. Schodde             1                               $       -

   3119           Uniclosed Motor w/Peerless Pump                CV 2                   1                               $       -

   3120           9 Tower Valley                                 CV 2                   2     $ 20,000      $ 18,000    $   2,000

   3121           9 Tower Valley                                 CV2                    2     $ 20,000      $ 18,000    $   2,000

   3122           250 HP GE Motor w/Lane Bauer pump              Burley Farm            1                               $       -

   3123           Booster Lane Bauer w/Peerless Pump             Burley Farm            1                               $       -

   3124           Booster Westinghouse 100 HP Motor              Schaeffer Farm         1                               $       -
                  w/Peerless Pump

   3125           Ford Tractor                                                          2     $  5,000      $  2,000    $   3,000

   3126           1984 Kenworth Truck                                                   2     $  8,000      $  4,000    $   4,000

   3127           Kirby Bale Processor KROT                                             2     $  9,000      $  2,500    $   6,500

   3128           8x30 Box Scraper                                                      2                   $    500    $    (500)

   3129           Valley Model Pivot                                                    2     $ 15,000      $ 10,000    $   5,000

   3130           1995 Almar Pocket Paddle 8 row                                        2                   $  2,500    $  (2,500)

   3131     Yes   Cobey Compost Turner                                                  1                               $       -
                  001-6021567-000

   3132     Yes   Case IH Tractor                                                       1                               $       -

   3133     Yes   1994 Ford P/U (Keith)                                                 1                               $       -

   3134     Yes   1993 Ford P/U (calf truck)                   F150        1FTDF15Y6PLA36272     yes               good

   3135           Tire Scraper                                                                   yes     Dec-96    new

   3136           HS Hay Trailor (red)                                                                             fair

   3137           40 HP lagoon pump                       GE Gould Pump        RSJ410105         yes

   3138           82 Chevy Pickup w/flatbed                                1GCGC24M1CF346106     yes               fair

   3139           Fruehauf Pup Trailer                                                           yes               fair

   3140           Pipe Trailer (white)                                                           yes               good

   3141           Pipe Trailer (red)                                                             yes               good

   3142     Yes   1995 924F Cat Loader                         924F             5NN00316         yes     Mar-97    good

   3143     Yes   96 Case IH 5230 MFD Tractor                5230MFD           JJF1058639        yes     Mar-97    new

   3144           2440 John Deere Tractor                      2440                               no               junk

   3145     Yes   20 ft Case IH Grain Drill                    5400            JAG0850448        yes     Apr-96    new

   3146           Ditch Closer                                                                   yes               fair

   3147           The Bale Handler (8 pack)                                                      yes               good

   3148           Allway Rowmaster 8-row Cultivator                                              yes               good

   3149           Ford Fuel Trailer with Fuel Tank                                               yes               fair


   3150           (Ranch King?) 16 HP Riding Lawn Mower                                          yes               new


   136     Totals

   3134                            1                                $       -

   3135                            2                                $       -

   3136                            2                    $    500    $    (500)

   3137                            1                                $       -

   3138                            2       $1,500       $    500    $   1,000

   3139                            2                    $  2,000     $ (2,000)

   3140                            2                    $    500     $   (500)

   3141                            2                    $    500     $   (500)

   3142                            1                                 $      -

   3143                            1                                 $      -

   3144                            2                                 $      -

   3145                            1                                 $      -

   3146                            2                    $  1,500     $ (1,500)

   3147                            2                    $  1,000     $ (1,000)

   3148                            2                    $  2,000     $ (2,000)

   3149                            2                    $    500     $   (500)
                                           -------------------------------------

   3150                            2                    N/A          N/A
                                           -------------------------------------

   136     Totals                          $571,631     $388,500     $183,131    $837,218

                                 EXHIBIT 7A TO
                          LOAN AND SECURITY AGREEMENT

                             COMPLIANCE CERTIFICATE
                             ----------------------

                                    Attached

                        HORIZON ORGANIC HOLDING CORPORATION
                            Compliance Certificate
      -------------------------------------------------------------------
      -------------------------------------------------------------------




      Accompanying Financial Statements as of            5/31/97
                                                         --------------

The undersigned officer of Horizon Organic Holding
Corporation, ("the Borrower") hereby submits the financial statements of the Borrower as of the date written above, and certifies as follows:


1.    That, to the best of my knowledge, "Borrower"
      is in compliance with the terms and conditions
      of the Note and the Loan Agreements dated as of
      July   , 1997 between Borrower and FBS Ag Credit
      as and

2.    That the amounts set forth in this Compliance
      Certificate are true, correct and consistent with generally accepted accounting principals except as provided in the Loan Agreements as of the date written above, which amounts are used to illustrate compliance with certain quantitative covenants of the Loan Agreements as follows:

                                                                                 Actual                       Required
                                                                            ----------------          -----------------------
a.   Tangible Net Worth:
     Total Tangible Assets                       26,041,626
     Less Total Liabilities                      14,849,083
                                            ----------------                ----------------
     Equals                                                                      $11,192,543            At least $8,000,000 plus
                                                                            ----------------            60% of cumulative positive
                                                                                                        net income beginning with
                                                                                                        the 12/31/97 financials
b.   Working Capital Ratio:
     Current Assets                             $18,836,414
     Divided by Current Liabilities              $9,922,155
                                            ----------------                ----------------
     Equals                                                                             1.90            Not less than 1.15 to 1
                                                                            ----------------

c.   Total Liabilities to Tangible Net Worth Ratio:
     Total Liabilities                           14,849,083
     Divided by Tangible Net Worth              $11,192,543
                                            ----------------                ----------------
     Equals                                                                             1.33            Not more than 2.0 to 1
                                                                            ----------------

b.   Working Capital:
     Current Assets                             $18,836,414
     Less Current Liabilities                    $9,922,155
                                            ----------------                ----------------
     Equals                                                                       $8,914,260            Not less than $4,500,000
                                                                            ----------------

           HORIZON ORGANIC HOLDING CORPORATION



           BY:
               --------------------------------------
                Don Gaidano, Vice President of Finance
                Horizon Organic Holding Corporation


-------------------------------------------------------------------------------

                                 EXHIBIT 8A TO
                          LOAN AND SECURITY AGREEMENT

                       PERMITTED DISPOSITIONS OF PROPERTY
                       ----------------------------------

                                      None

                 FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
                 ----------------------------------------------
                          BETWEEN FBS AG CREDIT, INC.
                          ---------------------------
                                      and
                                      ---
                      HORIZON ORGANIC HOLDING CORPORATION
                      -----------------------------------
                             HORIZON ORGANIC DAIRY
                             ---------------------
                   HORIZON ORGANIC DAIRY, MARYLAND FARM, INC.
                   ------------------------------------------
                    HORIZON ORGANIC DAIRY, IDAHO FARM, INC.
                    ---------------------------------------
                              DATED JULY 15, 1997
                              -------------------

     This First Amendment to Loan and Security Agreement (the "Amendment") is made as of the 23 day of March, 1998, between Horizon Organic Holding Corporation, a Delaware corporation; Horizon Organic Dairy, a Colorado corporation; Horizon Organic Dairy, Maryland Farm, Inc., a Colorado corporation; Horizon Organic Dairy, Idaho Farm, Inc., a Colorado Corporation (hereinafter referred to as "Borrower," whether one or more), and FBS Ag Credit, Inc., a Colorado corporation.

                                    RECITAL
                                    -------

     A. An Event of Default has occurred under the Loan and Security Agreement dated July 15, 1997 (as the same may be amended, replaced, restated and/or supplemented from time to time, the "Loan Agreement"). FBS Ag Credit has agreed to waive this particular Event of Default.

     B. Borrower wishes to finance the purchase of organic brand labels from Juniper Valley Farms (the "Brand Label Purchase") and FBS Ag is willing to consent to this transaction on the terms and conditions herein contained.

     NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in the Loan Agreement and this Amendment, and of any loans or extensions of credit or other financial accommodations at any time made to or for the benefit of Borrower by FBS Ag Credit, Borrower and FBS Ag Credit agree as follows:

     1.  Acknowledgment of Specific Defaults.  Borrower acknowledges the
         -----------------------------------
existence of the following Event of Default: As of December 31, 1997 and through February 28, 1998 Borrower has failed to comply with Subsection 7.6(e)
                                                             -----------------
of the Loan Agreement, regarding minimum working capital requirements.

     2.  Waiver of Specific Defaults.  FBS Ag Credit waives the specific Event
         ---------------------------
of Default enumerated in Section 1 of this Amendment.  Notwithstanding the
                         ---------
foregoing waiver, it is expressly understood and agreed that FBS Ag Credit's failure, at any time or times hereafter, to require strict performance by Borrower of any provision of the Loan Agreement, including without limitation, the provisions of Subsection 7.6(e) of the Loan Agreement (as modified by this
                  -----------------
Amendment), shall not waive, affect or diminish any right of FBS Ag Credit thereafter to demand strict compliance and performance therewith, and shall not suspend, waive or affect any other Event of Default, whether the same is prior or subsequent thereto and whether of the same or a different kind or character.

     3.  Subsection 7.6 of the Loan Agreement, Financial Covenants and Ratios,
         --------------                        ------------------------------
shall be amended to read in full as follows:

         7.6   Financial Covenants and Ratios. Borrower shall maintain as
               ------------------------------
     of the end of each month: (a) a Tangible Net Worth of not less than $5,000,000 plus 60% of the cumulative annual positive net income beginning with the fiscal year end and consolidated financial results of December 31, 1997; (b) a Working Capital Ratio of not less than 1.15 to 1; (c) a ratio of total liabilities to Tangible Net Worth of not more than 3.5 to 1 through April 1, 1998, and thereafter not more than 3.0 to 1; (d) minimum Working Capital of $3,000,000 after February 28, 1998 through May 31, 1998, $3,500,000 after May 31, 1998 through December 31, 1998 and $4,000,000 after December 31, 1998.

     4. Notwithstanding the Affirmative and Negative Covenants in the Loan Agreement that would prohibit the Brand Label Purchase, FBS Ag Credit hereby consents to the Brand Label Purchase subject to the following conditions: (i) the purchase price shall not exceed $5,900,000; (ii) financing of the purchase price shall be on an unsecured basis and shall be repaid within 120 days from the closing of the transaction. FBS Ag Credit agrees that the effect of the Brand Label Purchase shall be ignored for purposes of determining compliance with Subsection 7.6 of the Loan Agreement for 120 days from the closing of the
     --------------
transaction.

     5.  Incorporation of Loan Agreement.  The parties agree that this Amendment
         -------------------------------
shall be an integral part of the Loan Agreement, that all of the terms set forth therein are incorporated in this Amendment by reference, and that all terms of this Amendment are incorporated into said Loan Agreement as of the date hereof. All of the terms and provisions of the Loan Agreement which are not modified herein shall remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Loan Agreement, the terms of this Amendment shall control.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

                                      HORIZON ORGANIC HOLDING
                                      CORPORATION


By: /s/ Don Gaidano                   By: /s/ Barnet M. Feinblum
    -------------------------------       -----------------------------------
    Its: CFO                              Its: President
        ---------------------------           -------------------------------

(SEAL)
                                      HORIZON ORGANIC DAIRY, INC.


By: /s/ Don Gaidano                   By: /s/ Barnet M. Feinblum
    -------------------------------       -----------------------------------
    Its: CFO                              Its: President
        ---------------------------           -------------------------------


        (SEAL)

                                      HORIZON ORGANIC DAIRY,
                                      MARYLAND FARM, INC.


By: /s/ Don Gaidano                   By: /s/ Barnet M. Feinblum
    -------------------------------       -----------------------------------
    Its: CFO                              Its: President
       ----------------------------           -------------------------------

(SEAL)

                                      HORIZON ORGANIC DAIRY,
                                      IDAHO FARM, INC.


By: /s/ Don Gaidano                   By: /s/ Barnet M. Feinblum
    -------------------------------       -----------------------------------
    Its: CFO                              Its: President
        ---------------------------           -------------------------------

(SEAL)

                                      FBS AG CREDIT, INC.


                                      By: Kenneth Warlick
                                         ------------------------------------
                                      Its: V.P.
                                          -----------------------------------

                     SECOND AMENDMENT TO LOAN AND SECURITY
                     -------------------------------------
                     AGREEMENT BETWEEN FBS AG CREDIT, INC.
                     -------------------------------------

                                      and
                                      ---

                      HORIZON ORGANIC HOLDING CORPORATION
                      -----------------------------------

                          HORIZON ORGANIC DAIRY, INC.
                          ---------------------------

                   HORIZON ORGANIC DAIRY, MARYLAND FARM, INC.
                   ------------------------------------------

                    HORIZON ORGANIC DAIRY, IDAHO FARM, INC.
                    ---------------------------------------

                              DATED JULY 15, 1997
                              -------------------

     This Second Amendment to Loan and Security Agreement (this "Amendment") is made as of the 6th day of April, 1998, between Horizon Organic Holding Corporation, a Delaware corporation; Horizon Organic Dairy, a Colorado corporation, Horizon Organic Dairy, Inc., Maryland Farm, Inc., a Colorado corporation; Horizon Organic Dairy, Idaho Farm, Inc., a Colorado Corporation (hereinafter referred to as "Borrower" whether one or more), and U.S. BANCORP AG CREDIT, INC. f/k/a FBS Ag Credit, Inc., a Colorado corporation ("U.S. Bancorp").

                                    RECITAL
                                    -------

     The Borrower has requested that U.S. Bancorp make an additional loan to Borrower, and U.S. Bancorp is willing to do so on the terms and conditions herein contained.

     NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in the Loan and Security Agreement between Borrower and U.S. Bancorp dated July 15, 1997 (the "Loan Agreement") and this Amendment, and of any loans or extensions of credit or other financial accommodations heretofore, now or hereafter made to or for the benefit of the Borrower by U.S. Bancorp, the Borrower and U.S. Bancorp agree as follows:

     1.  A new Subsection 2.1.3, shall be added to the Loan Agreement as
               ----------------
follows:

          2.1.3  Term Loan.  U.S. Bancorp agrees to advance ("Term Loan
                 ---------
Advance") to Borrower the principal sum of Two Million Dollars ($2,000,000) ("Term Loan"). The Term Loan shall be evidenced by and repayable in accordance with the terms of Borrower's promissory note ("Term Note"), the form of which is attached as Exhibit 2B.
            ----------

     2.  The following sentence shall be added to Subsection 2.4 of the Loan
                                                  --------------
Agreement:

     The purpose of the Term Loan is to provide funds for the partial payment of the Borrower's Juniper Valley Farm's organic brand and label acquisition (the "Brand & Label Acquisition"), which will cost no more than $6,000,000.

     3.  In addition to the fees provided for by Subsection 2.5 of the Loan
                                                 --------------
Agreement, Borrower agrees to pay to U.S. Bancorp a commitment fee for the Term Loan in the amount of Two Thousand Five Hundred Dollars ($2,500), payable on the date of this Amendment.

     4.  The following sentence shall be added to Subsection 5.1 of the Loan
                                                  --------------
Agreement:

     Borrower agrees to grant to U.S. Bancorp liens against Borrower's interests in real property located in Jerome County, Idaho and Kent County, Maryland, which liens shall be evidenced by Borrower's mortgages (the "Mortgages"), copies of which are attached as Exhibit 5A.
                         ----------

     5.  A new Subsection 7.10, shall be added to the Loan Agreement as follows:
               ---------------

     7.10  Equity and Subordinated Debt Commitments.  On or before April 30,
           ----------------------------------------
1998, Borrower shall obtain equity and subordinated debt loan commitments not less than $8,000,000 for repayment of the Term Loan on or before July 31, 1998, for repayment of the balance of the purchase price of the Brand & Label Acquisition and to replenish the Borrower's working capital.

     6. Paragraph 4 of the First Amendment to the Loan Agreement shall be amended to read in full as follows:

     Notwithstanding the Affirmative and Negative Covenants in the Loan Agreement that would prohibit the Brand Label Purchase, FBS Ag Credit hereby consents to the Brand Label Purchase subject to the following conditions: (i) the purchase price shall not exceed $6,000,000; and (ii) financing of the purchase price shall be repaid within 120 days from the closing of the transaction. FBS further consents to the execution and delivery of a Security Agreement, a copy of which is attached hereto as Exhibit 5B, providing for
                                                 ----------
certain purchase money security interests as set forth therein, together with related UCC-1 financing statements. FBS Ag Credit agrees that the effect of the Brand Label Purchase shall be ignored for purposes of determining compliance with Subsection 7.6 of the Loan Agreement for 120 days from the closing of the
     --------------
transaction.

     7.  Conditions to Advances; Documentation.  The making of any Advance
         -------------------------------------
provided for in this Amendment shall be conditioned upon the execution and/or delivery of the following documents to U.S. Bancorp: (i) this Amendment, (ii) the Term Note, (iii) the Mortgages, (iv) Secretary's Certificates of Board of Directors' Resolutions authorizing the execution and delivery of this Amendment; and (iv) a UCC-1 financing statement by Horizon Organic Holding Corporation for filing in the appropriate County in the State of New York.

     8.  Incorporation of Loan Agreement.  The parties agree that this Amendment
         -------------------------------
shall be an integral part of the Loan Agreement, that all of the terms set forth therein are incorporated in this Amendment by reference, and that all terms of this Amendment are incorporated into said Loan Agreement as of the date hereof. All of the terms and provisions of the Loan Agreement which are not modified herein shall remain in full force and effect. To the extent the terms of this Amendment conflict with the terms of the Loan Agreement, the terms of this Amendment shall control.

                                       2.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

                                    HORIZON ORGANIC HOLDING CORPORATION


By:  /s/  Don Gaidano                 By:  /s/  Barnet M. Feinblum
   -----------------------------           --------------------------------
   Its:  Assistant Secretary             Its:  President
        ------------------------             ------------------------------

(SEAL)
                                    HORIZON ORGANIC DAIRY, INC.


By:  /s/  Don Gaidano                 By:  /s/  Barnet M. Feinblum
   -----------------------------          ---------------------------------
   Its:  Assistant Secretary             Its:  President
        ------------------------             ------------------------------

     (SEAL)

                                    HORIZON ORGANIC DAIRY,
                                    MARYLAND FARM, INC.


By:  /s/  Don Gaidano                 By:  /s/  Barnet M. Feinblum
   -----------------------------         ----------------------------------
   Its:  Assistant Secretary             Its:  President
        ------------------------             ------------------------------

(SEAL)

                                    HORIZON ORGANIC DAIRY,
                                    IDAHO FARM, INC.


By:  /s/  Don Gaidano                 By:  /s/  Barnet M. Feinblum
   -----------------------------         ----------------------------------
  Its:  Assistant Secretary             Its:  President
      --------------------------            -------------------------------

(SEAL)

                                    U.S. BANCORP AG CREDIT, INC.


                                    By:  /s/  Kenneth L. Warlick
                                       ------------------------------------
                                      Its:  V.P.
                                          ---------------------------------

                                       3.

                                 Exhibit 2B to

                          Loan and Security Agreement

                                   Term Note
                                   ---------

                                    Attached

                                       4.

                                   TERM NOTE
                                   ---------

$2,000,000                                                     Denver, Colorado
                                                               April 6, 1998


     FOR VALUE RECEIVED, the undersigned Horizon Organic Holding Corporation, a Delaware corporation; Horizon Organic Dairy, Inc., a Colorado corporation, Horizon Organic Dairy, Maryland Farm, Inc., a Colorado corporation; Horizon Organic Dairy, Idaho Farm, Inc., a Colorado Corporation (hereinafter referred to as "Borrower" whether one or more), promises to pay to the order of U.S. Bancorp Ag Credit, Inc. f/k/a FBS Ag Credit, Inc., a Colorado corporation ("U.S. Bancorp") at 950 Seventeenth Street, Suite 350, Denver, Colorado 80202, or at such other place as U.S. Bancorp may designate, in lawful money of the United States of America, the principal sum Two Million Dollars ($2,000,000), together with interest thereon, to be accrued each month ( accrued on the basis of a 360 day year, actual days elapsed) at a fluctuating rate per annum at all times two percent (2%) above the Reference Rate as quoted by U.S. Bank National Association, Minneapolis, Minnesota ("U.S. Bank"), which is a base rate that U.S. Bank from time to time establishes and which serves as the basis upon which effective rates of interest are calculated for those loans which make reference thereto. Each change in the rate of interest hereunder shall become effective on the date each Reference Rate change is announced within U.S. Bank.

     The unpaid balance of this obligation at any time shall be the total amounts advanced hereunder by U.S. Bancorp together with accrued and unpaid interest, less the amount of payments made hereon by or for Borrower, which balance may be endorsed hereon from time to time by U.S. Bancorp.

     Interest accrued on this Note shall be payable on the 1st day of each month, commencing May 1, 1998 by an automatic Line of Credit Advance under Borrower's Line of Credit.

     In addition to the repayment requirements imposed upon Borrower under Borrower's Loan and Security Agreement with U.S. Bancorp (as the same may be amended, replaced, restated, and/or supplemented from time to time, the "Loan Agreement"), together with the agreements referred to therein, the principal amount owing under this Note shall be payable on the Maturity Date as defined below.

     Interim payments made by Borrower either pursuant to the Loan Agreement or as a voluntary prepayment shall be applied first to any costs or fees owing by Borrower to U.S. Bancorp, shall be applied second to any interest payments owing hereunder which are due and unpaid, shall be applied third to any outstanding principal owing hereunder, and shall be applied fourth to interest accrued but not yet due.

     Anything herein or in the Loan Agreement to the contrary notwithstanding, all principal and interest remaining unpaid on July 31, 1998 ("Maturity Date"), shall be immediately due and payable, unless such maturity Date shall be extended by U.S. Bancorp as set forth below.

     Advances hereunder, to the total amount of principal sum stated above, may be made by U.S. Bancorp at the oral or written request of Don Gaidano or Barnet
M. Feinblum, who are authorized to request Advances and direct the disposition of any such Advances until written notice of the revocation of such authority is received by U.S. Bancorp at the address designated above. Any such Advances shall be conclusively presumed to have been made to or for the benefit of Borrower when U.S. Bancorp believes in good faith that such requests and directions have been made by authorized persons, or when said Advances are mailed to Borrower or deposited to the credit of the account of Borrower regardless of the fact that persons other than those authorized hereunder may have authority to draw against such account.

     Borrower may, at any time, without additional premium or penalty, repay part or the entire balance of principal or interest owing to U.S. Bancorp under this Note.

     Notwithstanding the provisions of this Note, U.S. Bancorp shall have the option, in its sole discretion and without any obligation to do so, to make Advances to Borrower (or for Borrower's account where authorized to do so under the loan Agreement or related documents), in amounts in excess of those amounts which would otherwise be prescribed by this Note. Such overadvances, when made by U.S. Bancorp, shall become an obligation of Borrower and any surety of Borrower's indebtedness to U.S. Bancorp under this Note to the same extent as any other disbursements hereunder, and notwithstanding the fact that such overadvances may create a principal balance owing to U.S. Bancorp in excess of the face amount stated in this Note. U.S. Bancorp shall also have the option, in its sole discretion and without any obligation to do so, to extend the Maturity Date of the indebtedness hereunder. Such extensions shall be immediately effective when made by U.S. Bancorp and notice thereof shall be given by U.S. Bancorp as provided for in the Loan Agreement.

     Should any Event of Default occur as provided for in the Loan Agreement, which shall not have been cured, if a right to cure is provided for therein, then at U.S. Bancorp's option, U.S. Bancorp may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand or notice of dishonor, all of which are expressly waived, and U.S. Bancorp shall have no obligation to make any further Advances hereunder.

     Should more than one person or entity sign this Note, the obligations of each signer shall be joint and several.


                                      2.

    This note shall be construed in accordance with the laws of the State of Colorado.



                                      HORIZON ORGANIC HOLDING
                                      CORPORATION


By:                                   By:
   ------------------------------        -----------------------------------
  Its:                                  Its:
      ---------------------------           --------------------------------

(SEAL)
                                      HORIZON ORGANIC DAIRY, INC.


By:                                   By:
   ------------------------------        -----------------------------------
  Its:                                  Its:
      ---------------------------           --------------------------------

     (SEAL)

                                      HORIZON ORGANIC DAIRY,
                                      MARYLAND FARM, INC.


By:                                   By:
   -------------------------------       -----------------------------------
  Its:                                  Its:
      ----------------------------          --------------------------------

(SEAL)

                                    HORIZON ORGANIC DAIRY,
                                    IDAHO FARM, INC.


By:                                   By:
   -------------------------------       -----------------------------------
  Its:                                  Its:
      ----------------------------          --------------------------------
(SEAL)


                                      3.

                                 Exhibit 5A to

                          Loan and Security Agreement

                                   Mortgages
                                   ---------

                                    Attached

                              REAL ESTATE MORTGAGE

     THIS MORTGAGE, made as of the 6th day of April, 1998, between Horizon Organic Dairy, Maryland Farm, Inc., a Colorado corporation, whose address is c/o Horizon Organic Holding Corporation, PO Box 17577, Boulder, CO 80308-7577 (hereinafter called "Mortgagor" whether one or more) and U.S. Bancorp Ag Credit, Inc. f/k/a FBS Ag Credit, Inc., a Colorado corporation, 950 Seventeenth Street, Suite 350, Denver, Colorado 80202 (hereinafter called "U.S. Bancorp").

     WITNESSETH, THAT WHEREAS, the Mortgagor has executed a Loan and Security Agreement with U.S. Bancorp dated July 15, 1997, as amended by; a Second Amendment thereto of even date herewith, which Loan and Security Agreement may be extended and modified from time to time hereafter, and which Agreement entitles Mortgagor to borrow principal sums from U.S. Bancorp up to the amount of Twelve Million Dollars ($12,000,000), which indebtedness is and shall be evidenced by the Promissory Notes of Mortgagor, executed on this date and to be executed from time to time hereafter, with interest thereon and payable according to the terms thereof.

     NOW, THEREFORE, said Mortgagor, in consideration of these premises, and to secure up to but not exceeding Five Hundred Thousand Dollars ($500,000) (the "Amount Secured") of the payment of said Promissory Notes, and any other sums that may be added to the principal indebtedness under the terms of this instrument, together with interest on the Amount Secured and any sums advanced or expended by U.S. Bancorp in protection or enforcement of its interests hereunder and to secure the prompt performance of all promises, conditions and covenants related thereto, does hereby mortgage the hereinafter described real property for the sum of and hereby warrants unto U.S. Bancorp, its successors and assigns forever, all the following described property, lands and premises situate in the County of Kent, State of Maryland, to-wit:

     That real property described and set forth in Exhibit A attached hereto and made a part hereof, together with all and singular the privileges and appurtenances thereunto belonging, including, but not limited to, all water, water rights, water privileges, ditches, ditch rights, ditch privileges, rights of way, headgates, flumes, wells, well equipment, pumps, pumping equipment, pumping accessories, sprinkler systems, fences, corrals, silos, elevators, storage bins and other storage facilities, warehouses, buildings, building fixtures, and building equipment, along with all other fixtures and equipment now or hereafter installed in, attached to or used in connection with the premises herein described.

     Mortgagor and U.S. Bancorp agree that the Amount Secured is based upon the estimated fair market value of the property described herein after accounting for permitted prior liens and is the maximum aggregate amount of principal to be secured at any one time.

     In addition to the real property herein described, this Mortgage covers the rent, issues and profits derived and to be derived out of said real property.
It is stipulated and agreed, however, that under the foregoing assignment and pledge of the rents, issues and profits from said real estate, collection of rents will be enforced only upon delinquency of the Mortgagor in complying with the terms and provisions of this Real Estate Mortgage, or in the event that taxes assessed against said real estate become delinquent, U.S. Bancorp is authorized and directed to assume the management and control of said property and is hereby directed to let, lease and collect the rents therefrom without Process of Law or Order of Court, and upon receipt of written request from U.S. Bancorp, all tenants of and upon receipt of said premises hereby are directed to pay promptly all rent as it falls due, at the current place designated for payments in the said Loan and Security Agreement and Promissory Notes, without further notice from the Mortgagor.

     THE SAID MORTGAGOR EXPRESSLY COVENANTS AND AGREES:

     To pay promptly when due, all taxes and assessments of every type or nature levied or assessed against the premises and any claim, lien or encumbrance against the premises which may be or may become prior to this Mortgage.

     To maintain insurance on all improvements, fixtures and equipment on all premises against loss by fire, extended coverage, and other hazards commonly insured against by owners of like property, for the benefit of U.S. Bancorp, in an amount of not less than the replacement value and in a company reasonably acceptable to U.S. Bancorp. In the event that an insurer elects to pay a fire or other hazard loss as damages in cash, rather than to repair, rebuild or replace the property lost or damaged, U.S. Bancorp shall have the option to apply the proceeds of such cash settlement of fire or other hazard loss upon the sum hereby secured.

     To waive all Homestead Exemptions and all other similar rights now vested or to be acquired.

     Except for existing encumbrances, not to alienate nor to encumber to the prejudice of U.S. Bancorp, or commit, permit, or suffer any waste, impairment or deterioration of said property and, regardless of natural depreciation, to keep said property and the improvements thereon at all times in good condition and repair, ordinary wear and tear excepted. That U.S. Bancorp shall have the right to have their authorized representative or representatives enter upon and inspect such premises at reasonable times, after notice of such proposed inspection has been given to said Mortgagor, and in the event of any sale or transfer of the title to the property herein described, such purchaser or new owner shall be deemed to have assumed and agreed to pay the indebtedness owing to U.S. Bancorp hereunder, whether or not the instrument evidencing such sale or transfer expressly so provides, and this covenant shall run with said real property and remain in full force and effect until said indebtedness is liquidated.

     That if there shall be any conveyance of any nature or change of ownership, either legal or equitable, whether recorded or not, of the premises covered hereby, U.S. Bancorp may declare the entire principal and all accrued interest due and payable at once, at the sole option and election of U.S. Bancorp, and foreclosure proceedings may be instituted as for any other default hereunder.

     That in the event of the refusal or neglect by Mortgagor to keep said property and the improvements thereon at all times in good repair, ordinary wear and tear excepted, to pay promptly all taxes, fire and other hazard insurances premiums, assessments, levies, liabilities, obligations, principal or interest on this or any other encumbrance on said real property, or to perform any other agreement, condition, stipulation, or covenant as herein provided, U.S. Bancorp may procure such things to be done at Mortgagor's expense and may make any reasonable expenditure or outlay thereon and add such amounts to the unpaid principal indebtedness then due U.S. Bancorp and secured by the within Mortgage of Real Estate.

     That U.S. Bancorp shall have the right to file and defend suits at the expense of Mortgagor and in their name for the recovery of damages to the within described real property, or, at the expense of Mortgagor, to uphold the lien of this encumbrance and preserve its right hereunder, but shall incur no personal liability by their acts or omissions in managing, improving and conserving said security hereunder, or otherwise.

     That all sums expended as costs of such litigation, or advanced by U.S. Bancorp, in any other contingency herein mentioned (including any attorney's fees reasonably incurred), shall be repaid by Mortgagor upon demand, or as may be expressly arranged with U.S. Bancorp, and such sums with interest at the rate provided in and of the said Promissory Notes shall become so much additional indebtedness secured by this Mortgage of Real Estate and shall be a lien on said premises, prior to any right, title or interest attaching or accruing subsequent to such advances and expenditures, and shall be paid out of the proceeds of the sale of the property aforesaid, if not otherwise paid by the Mortgagor.

     That if any portion of the encumbered property shall be condemned or taken for public use under the power of eminent domain, or in the event that the property shall be damaged either by public works or private acts, all damages and compensation therefor, to the extent of the remaining indebtedness under said Loan and Security Agreement, Promissory Notes and this Mortgage of Real Estate, shall be paid to U.S. Bancorp and shall be applied upon the obligations guaranteed.

     Upon default by Mortgagors, under the terms of this Mortgage or the terms of any other instrument or document evidencing the obligations secured hereby, U.S. Bancorp shall have the power to sell the aforesaid real property in accordance with Maryland law.

     That in the event of foreclosure and sale hereunder, the Mortgagor agrees to pay a reasonable attorney's fee for legal services rendered in such foreclosure proceedings or suit.

     In the event of foreclosure and sale hereunder, U.S. Bancorp shall retain the right to pursue and receive judgment for any deficiency balance remaining unpaid after foreclosure, and to exercise all other legal and equitable remedies for the collection of the indebtedness which it is owed; it being expressly understood and agreed that all rights and remedies of U.S. Bancorp are cumulative and may be exercised in any order.

     It is further expressly understood and agreed that in the event of foreclosure and sale hereunder, the obligations of Mortgagor as set forth herein shall continue and remain in full force and effect during any applicable redemption period and during such period, the purchaser at the foreclosure sale may procure such things be done and make any reasonable expenditure or outlay thereon to fulfill said obligations, which amounts shall be an additional lien on the premises covered hereby.

     That in the event the ownership of the encumbered property, or any part thereof, becomes vested in a person other than the Mortgagor, U.S. Bancorp may, without notice to the Mortgagor, extend the time of payment of any or all of the installments or other payments herein covenanted to be made, and may deal with such new owner or owners with reference to this Mortgage of Real Estate and the debt hereby secured in the same manner as with the Mortgagor, without in any way vitiating or discharging the Mortgagor's liability hereunder, or upon the indebtedness hereby secured.

     That no waiver, express or implied, of the performance of any obligation, agreement or covenant hereof, shall be deemed or taken to be a waiver of any other term, condition, obligation, agreement or covenant hereof and the indulgence of U.S. Bancorp to the Mortgagor or their grantees in not exercising their option to declare the entire amount secured hereby to be due and payable upon the happening of any one of the events or conditions herein described, shall not, even though such indulgence be repeated or extended, be construed as a waiver of the right of U.S. Bancorp to exercise such option at any time thereafter and without notice to the Mortgagor.

     This Mortgage constitutes a Security Agreement under the Uniform Commercial Code of the State of Maryland (herein called the "Code") with respect to any part of the premises which may or might now hereafter be deemed to be personal property, fixtures or property other than real estate (for the purposes of this paragraph called "Collateral"); all of the terms, provisions, conditions and agreements contained in this Mortgage should pertain and apply to the Collateral as fully and to the same extent as to any other property covered; and, the following provisions of this paragraph shall not limit the generality or applicability of any other provision of this Mortgage but shall be an addition thereto.

     It is further expressly understood and agreed that all covenants and agreements herein described shall extend to and be binding upon the heirs, executors, legal representatives, successors and assigns (voluntary and involuntary by operation of law) of the respective parties hereto.

     IN WITNESS WHEREOF, the said Mortgagor has hereunder set their hand and seal the day and year first above written.

                                    HORIZON ORGANIC DAIRY,
                                    MARYLAND FARM, INC.



By:     /s/  Barnet M. Feinblum       By:     /s/  Don Gaidano
   --------------------------------      -----------------------------------
  Its:  President                            Its:  CFO
      -----------------------------              ---------------------------
     (SEAL)



STATE OF COLORADO        )
                         )ss.
COUNTY OF Boulder        )
          -------

     On this the   22nd  day of   April  , 19  98  , before me, the undersigned
                 -------        ---------    ------
officer, personally appeared   Barnet Feinblum  , known to me to be the person
                             -------------------
whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

     In witness whereof I hereunto set my hand and official seal.

     My commission expires:  6/23/2001
                           -----------


                                /s/ Jennifer Kennedy
                                --------------------
                                Notary Public

                                   ADDED PAGE

                            (Schedule A. continued)


Policy Number: 21 5192 106 00000023
               --------------------
                             Owners


Policy Number:
              ---------------------
                             Loan



     ALL that tract or parcel of land situate, lying and being in the Second Election District of Kent County, Maryland, more particularly described in accordance with a survey made by Michael A. Scott Inc., Registered Surveyor, dated May, 1997, as follows:

     BEGINNING FOR THE SAME at an iron rod set at the intersection of the division line between the lands of Calvin D. McHenry et al. (see E.H.P. 195/9) and the herein described lands with the southeasternmost side of U.S. Route 213 (see S.R.C. Plats 12672-12674).

     THENCE, leaving said Route 213 and binding on the division line between the McHenry lands and the herein described lands South fifty one degrees eight minutes thirty four seconds East (S 51(degree)08'34" E), a distance of two thousand six hundred thirty five and 70/100 (2635.70) feet to a point in the centerline of a stream at the intersection of the division line between the McHenry lands, lands of Ralph L. Buckel Sr. et ux. (see M.L.M. 93/168) and the herein described lands. Passing in transit an iron rod set a distance of two thousand six hundred and 00/100 (2600.00) from the beginning thereof.

     THENCE, leaving the McHenry lands and binding on the division line between the Buckel lands and the herein described lands with the centerline of said stream the following sixty seven (67) courses and distances: North eighty nine degrees fifty minutes thirty eight seconds West (N 89(degree)50'38" W), a distance of seventy and 92/100 (70.92) feet to a point, North seventy nine degrees thirty nine minutes twenty two seconds West (N 79(degree)39'22" W), a distance of forty four and 53/100 (44.53) feet to a point, North seventy degrees twenty three minutes forty four seconds West (N 70(degree)23'44" W), a distance of forty eight and 38/100 (48.38) feet to a point, South eighty nine degrees fourteen minutes forty two seconds West (S 89(degree)14'42" W), a distance of thirty five and 60/100 (35.60) feet to a point, North seventy six degrees twenty minutes fifty four seconds West (N 76(degree)20'54" W), a distance of sixty seven and 84/100 (67.84) feet to a point, North seventy degrees thirty minutes forty one seconds West (N 70(degree)30'41" W), a distance of one hundred forty and 72/100 (140.72) feet to a point, South fifty two degrees two minutes forty six seconds West (S 52(degree)02'46" W), a distance of sixty two and 38/100 (62.38) feet to a point, South eighty eight degrees forty minutes three seconds West (S 88(degree)40'03" W), a distance of fifty two and 60/100 (52.60) feet to a point, South forty eight degrees nineteen minutes forty seven seconds West (S 48(degree)19'47" W), a distance of fifty and 29/100 (50.29) feet to a point, South seventy six degrees forty one minutes one seconds West (S 76(degree)41'01"
W), a distance of sixty six and 96/100 (66.96) feet to a point, South sixty six degrees thirty minutes forty seconds West

POLICY INSERT
Added Page
Reorder From No. 3237 (Rev. 2/89)

(S 66(degree)30'40" W), a distance of eighteen and 31/100 (18.31) feet to a point, South fifty one degrees forty two minutes twenty five seconds West (S 51(degree)42'25" W), a distance of one hundred forty one and 82/100 (141.82) feet to a point, South thirty three degrees eighteen minutes forty seconds West (S 33(degree)18'40" W), a distance of ninety eight and 68/100 (98.68) feet to a point, South twenty nine degrees fourteen minutes four seconds West (S 29(degree)14'04" W), a distance of one hundred ninety seven and 58/100 (197.58) feet to a point, South thirty four degrees twelve minutes fifty three seconds West (S 34(degree)12'53" W), a distance of eighty four and 28/100 (84.28) feet to a point, South twelve degrees sixteen minutes ten seconds West (S 12(degree)16'10" W), a distance of eighty three and 64/100 (83.64) feet to a point, South sixty seven degrees forty two minutes forty five seconds West (S 67(degree)42'45" W), a distance of two hundred thirty four and 92/100 (234.92) feet to a point, South fifty five degrees thirty two minutes seven seconds West (S 55(degree)32'07" W), a distance of one hundred and 67/100 (100.67) feet to a point, South fifty five degrees forty three minutes fifty six seconds West (S 55(degree)43'56" W), a distance of one hundred eighteen and 92/100 (118.92) feet to a point, South forty two degrees six minutes twenty seven seconds West (S 42(degree)06'27" W), a distance of one hundred and 82/100 (100.82) feet to a point, South thirty two degrees forty four minutes seven seconds West (S 32(degree)44'07" W), a distance of seventy seven and 75/100 (77.75) feet to a point, South twenty nine degrees one minutes four seconds West (S 29(degree)01'04" W), a distance of one hundred twenty seven and 68/100 (127.68) feet to a point, South sixteen degrees fifty nine minutes forty eight seconds West (S 16(degree)59'48" W), a distance of ninety nine and 83/100 (99.83) feet to a point, South fifty five degrees thirty minutes nine seconds West (S 55(degree)30'09" W), a distance of one hundred twenty two and 22/100 (122.22) feet to a point, South fifteen degrees three minutes forty six seconds West (S 15(degree)03'46" W), a distance of twenty six and 85/100 (26.85) feet to a point, South fifteen degrees fifty two minutes thirty seven seconds East (S 15(degree)52'37" E), a distance of thirty eight and 52/100 (38.52) feet to a point, South seventeen degrees forty eight minutes twenty nine seconds West (S 17(degree)48'29" W), a distance of forty and 98/100 (40.98) feet to a point, South fifty eight degrees one minutes eight seconds East (S 58(degree)01'08" E), a distance of sixty and 23/100 (60.23) feet to a point, South fifty one degrees thirty three minutes two seconds West (S 51(degree)33'02" W), a distance of ninety four and 93/100 (94.93) feet to a point, South eighty degrees zero minutes forty eight seconds West (S 80(degree)00'48" W), a distance of thirty nine and 44/100 (39.44) feet to a point, South fifty nine degrees eighteen minutes six seconds West (S 59(degree)18'06" W), a distance of fifty two and 24/100 (52.24) feet to a point, South forty degrees forty two minutes thirty eight seconds West (S 40(degree)42'38" W), a distance of thirty two and 73/100 (32.73) feet to a point, South twenty two degrees thirty nine minutes seventeen seconds West (S 22(degree)39'17" W), a distance of ninety one and 67/100 (91.67) feet to a point, South seventy three degrees sixteen minutes one seconds west (S 73(degree)16'01" W), a distance of one hundred one and 67/100 (101.67) feet to a point, South eighty eight degrees forty six minutes forty nine seconds West (S 88(degree)46'49" W), a distance of fifty three and 61/100

(53.61) feet to a point, North sixty four degrees forty nine minutes fifty seven seconds West (N 64(degree)49'57" W), a distance of nineteen and 38/100 (19.38) feet to a point, South eighty nine degrees forty minutes thirty seven seconds West (S 89(degree)40'37" W), a distance of twenty five and 48/100 (25.48) feet to a point, South eighty degrees fifty two minutes thirty seven seconds West (S 80(degree)52'37" W), a distance of twenty (20.00) feet to a point, South sixty seven degrees fifty four minutes fifty nine seconds West (S 67(degree)54'59" W), a distance of sixteen and 37/100 (16.37) feet to a point, South twenty eight degrees twelve minutes fifty three seconds West (S 28(degree)12'53" W), a distance of sixty two and 3/100 (62.03) feet to a point, South seven degrees twenty eight minutes four seconds East (S 07(degree)28'04" E), a distance of thirty eight and 50/100 (38.50) feet to a point, South thirteen degrees fifty two minutes fifty seven seconds West (S 13(degree)52'57" W), a distance of thirty one and 77/100 (31.77) feet to a point, South thirty one degrees zero minutes fifty eight seconds West (S 31(degree)00'58" W), a distance of eighty two and 72/100 (82.72) feet to a point, South fourteen degrees eight minutes thirty one seconds west (S 14(degree)08'31" W), a distance of sixty and 52/100 (60.52) feet to a point, South fifty two degrees twenty eight minutes forty two seconds West (S 52(degree)28'42" W), a distance of fifty five and 45/100 (55.45) feet to a point, South twenty seven degrees forty two minutes two seconds West (S 27(degree)42'02" W), a distance of one hundred five and 55/100 (105.55) feet to a point, South forty eight degrees thirty eight minutes thirty seconds West (S 48(degree)38'30" W), a distance of sixty six and 57/100 (66.57) feet to a point, South thirty one degrees twenty nine minutes thirty one seconds West (S 31(degree)29'31" W), a distance of one hundred nine and 41/100 (109.41) feet to a point, South fifty one degrees twenty two minutes twenty seven seconds West (S 51(degree)22'27" W), a distance of fifty five and 1/100 (55.01) feet to a point, South sixteen degrees fifty minutes four seconds West (S 16(degree)50'04" W), a distance of forty four and 83/100 (44.83) feet to a point, South twenty six degrees thirty six minutes ten seconds East (S 26(degree)36'10" E), a distance of forty six and 35/100 (46.35) feet to a point, South twelve degrees twenty minutes forty six seconds West (S 12(degree)20'46" W), a distance of twenty five and 6/100 (25.06) feet to a point, South five degrees forty one minutes twenty two seconds East (S 05(degree)41'22" E), a distance of eighty and 80/100 (80.80) feet to a point, South four degrees three minutes thirty seven seconds East (S 04(degree)03'37" E), a distance of seventy three and 26/100 (73.26) feet to a point, South twenty degrees fifty two minutes forty three seconds East (S 20(degree)52'43" E), a distance of seventy and 31/100 (70.31) feet to a point, South zero degrees twenty minutes three seconds East (S 00(degree)20'03" E), a distance of eighty four and 61/100 (84.61) feet to a point, South forty nine degrees seventeen minutes fifty seconds West (S 49(degree)17'50" W), a distance of eighty and 66/100 (80.66) feet to a point, South sixty two degrees thirty minutes six seconds West (S 62(degree)30'06" W), a distance of seventy nine and 28/100 (79.28) feet to a point, South forty seven degrees forty minutes fifteen seconds West (S 47(degree)40'15" W), a distance of fifty and 90/100 (50.90) feet to a point, South sixty eight degrees twenty minutes twenty four seconds West (S 68(degree)20'24" W), a distance of thirty five and 5/100

(35.05) feet to a point, South thirty seven degrees twenty four minutes seventeen seconds West (S 37(degree)24'17" W), a distance of thirty eight and 70/100 (38.70) feet to a point, South fifty four degrees fifty four minutes forty five seconds West (S 54(degree)54'45" W), a distance of fifty six and 50/100 (56.50) feet to a point, South sixty four degrees thirty one minutes forty four seconds West (S 64(degree)31'44" W), a distance of thirty nine and 75/100 (39.75) feet to a point, South sixty four degrees two minutes eleven seconds West (S 64(degree)02'11" W), a distance of forty five and 67/100 (45.67) feet to a point, South ten degrees thirty minutes thirty three seconds West (S 10(degree)30'33" W), a distance of ninety seven and 27/100 (97.27) feet to a point, South forty three degrees nineteen minutes eighteen seconds West (S 43(degree)19'18" W), a distance of ninety and 27/100 (90.27) feet to a point, South thirty three degrees thirty six minutes thirty one seconds West (S 33(degree)36'31" W), a distance of sixty two and 98/100 (62.98) feet to a point and South thirty three degrees three minutes twenty four seconds West (S 33(degree)03'24" W), a distance of forty one and 70/100 (41.70) feet to a point at the intersection of the division line between the Buckel lands, lands of John
B. Hildebrandt et el. (see E.H.P. 267/548) and the herein described lands.

     THENCE, leaving said stream and the Buckel lands and binding on the division line between the Hildebrandt lands and the herein described lands South fifty two degrees forty two minutes fifty six seconds West (S 52(degree)42'56"
W), a distance of nine hundred eighteen and 9/100 (918.09) feet to a point on the northeasternmost side of Perkins Hill Road (33' wide). Passing in transit an iron pipe found a distance of nine hundred nine and 12/100 (909.12) feet from the beginning thereof.

     THENCE, leaving the Hildebrandt lands and binding on the northeasternmost side of said road the following four (4) courses and distances: with the arc of a curve to the right an arc length of one hundred fifty three and 9/100 (153.09) feet to the beginning point of a compound curve. Said curve having a radius length of one thousand two hundred thirty three and 50/100 (1233.50) feet and being scribed by a chord bearing of North fifty four degrees fifty two minutes twenty five seconds West (N 54(degree)52'25" W), and a chord length of one hundred fifty two and 99/100 (152.99) feet. Thence with a compound curve an arc length of one hundred eighty six and 69/100 (186.69) feet to a point of tangency. Said curve having a radius length of four hundred eighty three and 50/100 (483.50) feet and being scribed a chord bearing of North forty degrees fifteen minutes twenty three seconds West (N 40(degree)15'23" W), and a chord length of one hundred eighty five and 54/100 (185.54) feet. Thence North twenty nine degrees eleven minutes forty seconds West (N 29(degree)11'40" W), a distance of four hundred twenty six and 37/100 (426.37) feet to the beginning point of a curve and thence with the arc of a curve to the left an arc length of one hundred ten and 74/100 (110.74) feet to a point at the intersection of the division line between the lands of Hedgewood Limited Partnership (see E.H.P. 118/131) and the herein described lands. Said curve having a radius length of four hundred sixteen and 50/100 (416.50) feet and being scribed by a chord bearing of North thirty six degrees forty eight minutes forty one seconds West (N 36(degree)48'41" W), and a chord length of one hundred ten and 41/100 (110.41) feet.


     THENCE, leaving Perkins Hill Road and binding on the division line between the lands of Hedgewood Limited Partnership and the herein described lands the following two courses and distances: North forty two degrees fifty six minutes forty seven seconds East (N 42(degree)56'47" E), a distance of seven hundred twenty five and 31/100 (725.31) feet to an iron rod found. Passing in transit an iron rod found a distance of seven hundred five and 31/100 (705.31) feet from the end thereof, and thence North one degrees thirty nine minutes twenty seconds East (N 01(degree)39'20" E), a distance of two thousand one hundred nineteen and 55/100 (2119.55) feet an iron rod found on a curve on the southeasternmost side the aforementioned U.S. Route 213.

     THENCE, leaving the Hedgewood Limited Partnership lands and binding on the southeasternmost side of said road with the arc of a curve to the right an arc length of seven hundred sixty five and 58/100 (765.58) feet to a point at the intersection of the division line between the lands of Genfarm Partnership I (see E.H.P. 211/279) and the herein described lands. Said curve having a radius length of five thousand six hundred twenty seven and 58/100 (5627.58) feet and being scribed a chord bearing of North thirty six degrees twelve minutes six seconds East (N 36(degree)12'06" E), and a chord length of seven hundred sixty four and 99/100 (764.99) feet.

     THENCE, leaving said Route 213 and binding on the division line between the lands of Genfarm Limited Partnership and the herein described lands the following eleven (11) courses and distances: South fifty nine degrees three minutes twelve seconds East (S 59(degree)03'12" E), a distance of eighty five and 34/100 (85.34) feet to an iron pipe found, passing in transit an iron pipe found a distance of 59/100 (0.59) feet from the beginning thereof, North eighty nine degrees thirty two minutes thirty eight seconds East (N 89(degree)32'38"
E), a distance of two hundred twenty eight and 88/100 (228.88) feet to an iron pipe found, South fifty four degrees twenty eight minutes forty two seconds East (S 54(degree)28'42" E), a distance of three hundred seven and 31/100 (307.31) feet to an iron rod set, South twenty seven degrees forty six minutes twenty two seconds East (S 27(degree)46'22" E), a distance of three hundred three and 78/100 (303.78) feet to an iron rod set, South forty seven degrees ten minutes forty two seconds East (S 47(degree)10'42" E), a distance of four hundred fifteen and 44/100 (415.44) feet to an iron rod set, North forty two degrees twenty six minutes fifty eight seconds East (N 42(degree)26'58" E), a distance of three hundred fifty five and 66/100 (355.66) feet to an iron rod set, North thirty eight degrees fifty minutes forty eight seconds East (N 38(degree)50'48"
E), a distance of four hundred fourteen and 64/100 (414.64) feet to an iron pipe found, North forty eight degrees seven minutes two seconds West (N 48(degree)07'02" W), a distance of three hundred seven and 62/100 (307.62) feet to an iron pipe found, North twenty eight degrees forty one minutes eighteen seconds East (N 28(degree)41'18" E), a distance of four hundred three and 83/100 (403.83) feet to an iron pipe found, North twenty four degrees thirty three minutes forty two seconds West (N 24(degree)33'42" W), a distance of two hundred seventy and 94/100 (270.94) feet to an iron pipe found and North forty nine degrees seventeen minutes two seconds West (N 49(degree)17'02" W), a distance of six hundred thirty one and 74/100 (631.74) feet to an iron rod set on the southeasternmost side of aforementioned U.S. Route 213.


     THENCE, leaving the lands of Genfarm Partnership I and binding on the southeasternmost side of said Route 213 North thirty nine degrees twelve minutes sixteen seconds East (N 39(degree)12'16" E), a distance of two hundred twenty and 84/100 (220.84) feet to the place of beginning. Containing in all one hundred sixty two and 857/1000 (162.857) acres of land more or less, as surveyed by Michael A. Scott Inc. in May 1997, a plat of which is recorded among the Plat Records for Kent County aforesaid, in Plat Book N.L.M. No. 2, page 63.

     BEING the same lands conveyed by Fair Hill Farms Inc., unto the said Horizon Organic Dairy, Maryland Farm, Inc., a Colorado corporation, by deed dated July 18, 1997, and recorded among the Land Records of Kent County, Maryland in Liber M.L.M. No. 123, folio 286, etc.

                               Legal Description


BEING KNOWN AND DESIGNATED AS a 31.432 acre parcel of land as shown on Plat entitled "MINOR SUBDIVISION PLAT, EDWIN R. FRY LANDS, 2ND DISTRICT, KENT COUNTY, MD" dated October 1985 by William R. Nuttle, reg. surveyor, and recorded among the Land Records of Kent County, Maryland in Plat book EHP No. 2, folio 196.

BEING the same property conveyed unto Horizon Organic Dairy, Maryland Farm, Inc., a Colorado corporation from Genfarm Partnership I, a Pennsylvania limited partnership, by deed dated August 7, 1997, and recorded among the Land Records of Kent County, Maryland August 28, 1997 in Liber 0125, Folio 363.










     Case Number  96-1074                        Policy Number  136-00-491584

                                   ADDED PAGE

                            (Schedule A. continued)


Policy Number:  21 5192 106 00000029
                --------------------
                             Owners


Policy Number:
              ----------------------
                             Loan



     ALL that piece or parcel of land situate, lying and being in the Second Election District of Kent County, Maryland, situated near the public road leading from Urieville to Chesterville adjoining the lands now or formerly of Clara E. Dudley, Milton Crew, John P. Cochran heirs and others and contained within the following metes and bounds, courses and distances, to wit:

     BEGINNING for the same at a point on a line with the lands of the Cochran heirs where the "Seward Hope" Farm formerly belonging to C. W. Spry and afterwards purchased by Alday Clements, and the lands hereby intended to be conveyed join said Cochran lands and running from thence three (3) courses with said "Seward Hope" North 87 degrees West 17.92 perches, North 64 3/4 degrees West 46.40 perches, South 27 degrees West 100.76 perches to the lands now or formerly of Clara E. Dudley, thence three (3) courses with said Dudley lands North 44 3/4 degrees West 32.36 perches, North 43 3/4 degrees West 244.24 perches, North 35 degrees West 2.48 perches to the lands formerly belonging to Benjamin Redmile, thence two (2) courses with the said Redmile lands North
49 1/2 degrees East 3.84 perches, North 78 1/4 degrees East 135.80 perches to the lands formerly of W. H. Newham but now owned by said Harry Willis; thence one (1) course with the last mentioned lands South 77 1/4 degrees East 14.28 perches to the lands now or formerly of Milton Crew; thence three (3) courses with said mentioned lands North 85 degrees East 59.36 perches; North 75 1/4 degrees East 42.76 perches; North 78 1/2 degrees East 31.68 perches to the land formerly of M.E. Ruth; thence eight (8) courses with said last mentioned lands, as follows: South 30 1/4 degrees East 11.72 perches; South 24 1/4 degrees East
9.68 perches; South 36 1/4 degrees East 17.4 perches; South 11 degrees East 9 perches; South 6 degrees West 19.84 perches; South 22 1/4 degrees East 2.12 perches; thence South 45 3/4 degrees East 14.64 perches; South 64 degrees East
4.44 perches to the lands of the said John P. Cochran heirs; thence with the said last mentioned lands of the said John P. Cochran heirs the six (6) following courses and distances: South 4 1/2 degrees West 24 perches; South 10 degrees West 18.88 perches; South 3 1/2 degrees West 31.12 perches; South 17 degrees West 8.56 perches; South 28 degrees West 6.6 perches; South 15 1/2 degrees West 19.8 perches to the aforesaid beginning point, containing 271 acres, 1 rood and 21 perches of land, more or less.

     TOGETHER with the Right of Way or Road as now laid down and used, through the Farm sold by Charles T. Westcott, Trustee to Alday Clements, as an outlet from the Farm hereby conveyed to the Urieville Road.

     TOGETHER WITH and SUBJECT to the provisions of a Cross Easement Agreement dated April 1, 1985, and recorded among the Land


POLICY INSERT
Added Page
Reorder Form No. 3237 (Rev. 2/89)

Records for Kent County, Maryland, in Liber E.H.P. No. 179, folio 121.

     BEING the same tract or parcel of land conveyed by William L. Mueller unto the said Horizon Organic Dairy, Maryland Farm, Inc., a Colorado corporation, by Deed dated October 27th, 1997, and recorded among the Land Records for Kent County, Maryland, in Liber M.L.M. No. 129, folio 329, etc.

                              REAL ESTATE MORTGAGE
                              --------------------

     THIS MORTGAGE, made as of the 6th day of April, 1998, between Horizon Organic Dairy, Idaho Farm, Inc. f/k/a Aurora Dairy Corporation of Idaho, a Colorado Corporation, whose address is c/o Horizon Organic Holding Corporation, PO Box 17577, Boulder, CO 80308-7577 (hereinafter called "Mortgagor" whether one or more) and U.S. Bancorp Ag Credit, Inc. f/k/a FBS Ag Credit, Inc., a Colorado corporation, 950 Seventeenth Street, Suite 350, Denver, Colorado 80202 (hereinafter called "U.S. Bancorp").

     WITNESSETH, THAT WHEREAS, the Mortgagor has executed a Loan and Security Agreement with U.S. Bancorp dated July 15, 1997, as amended by; a Second Amendment thereto of even date herewith, which Loan and Security Agreement may be extended and modified from time to time hereafter, and which Agreement entitles Mortgagor to borrow principal sums from U.S. Bancorp according to the terms thereof, which indebtedness is and shall be evidenced by the Promissory Notes of Mortgagor, executed on this date and to be executed from time to time hereafter, with interest thereon and payable according to the terms thereof.

     NOW, THEREFORE, said Mortgagor, in consideration of these premises, and to secure in part prompt payment of said Promissory Notes, and any other sums that may be added to the principal indebtedness under the terms of this instrument, and to secure the prompt performance of all promises, conditions and covenants related thereto, does hereby mortgage the hereinafter described real property for the sum of Twelve Million Dollars ($12,000,000) and hereby warrants unto U.S. Bancorp, its successors and assigns forever, all the following described property, lands and premises situate in the County of Jerome, State of Idaho, to-wit:

     That real property described and set forth in Exhibit A attached hereto and made a part hereof, together with all and singular the privileges and appurtenances thereunto belonging, including, but not limited to, all water, water rights, water privileges, ditches, ditch rights, ditch privileges, rights of way, headgates, flumes, wells, well equipment, pumps, pumping equipment, pumping accessories, sprinkler systems, fences, corrals, silos, elevators, storage bins and other storage facilities, warehouses, buildings, building fixtures, and building equipment, along with all other fixtures and equipment now or hereafter installed in, attached to or used in connection with the premises herein described.

     In addition to the real property herein described, this Mortgage covers the rent, issues and profits derived and to be derived out of said real property.
It is stipulated and agreed, however, that under the foregoing assignment and pledge of the rents, issues and profits from said real estate, collection of rents will be enforced only upon delinquency of the Mortgagor in complying with the terms and provisions of this Real Estate Mortgage, or in the event that taxes assessed against said real estate become delinquent U.S. Bancorp is authorized and directed to assume the management and control of said property and is hereby directed to let, lease and collect the rents therefrom without Process of Law or Order of Court, and upon receipt of written request from U.S. Bancorp, all tenants of and upon receipt of said premises hereby are directed to pay promptly all rent as it falls


POLICY INSERT
Added Page
Reorder Form No. 3237 (Rev. 2/89)
due, at the current place designated for payments in the said Loan and Security Agreement and Promissory Notes, without further notice from the Mortgagor.

     THE SAID MORTGAGOR EXPRESSLY COVENANTS AND AGREES:

     To pay promptly when due, all taxes and assessments of every type or nature levied or assessed against the premises and any claim, lien or encumbrance against the premises which may be or may become prior to this Mortgage.

     To maintain insurance on all improvements, fixtures and equipment on all premises against loss by fire, extended coverage, and other hazards commonly insured against by owners of like property, for the benefit of U.S. Bancorp, in an amount of not less than the replacement value and in a company reasonably acceptable to U.S. Bancorp. In the event that an insurer elects to pay a fire or other hazard loss as damages in cash, rather than to repair, rebuild or replace the property lost or damaged U.S. Bancorp shall have the option to apply the proceeds of such cash settlement of fire or other hazard loss upon the sum hereby secured.

     To waive all Homestead Exemptions and all other similar rights now vested or to be acquired.

     Except for existing encumbrances, not to alienate nor to encumber to the prejudice of U.S. Bancorp, or commit, permit, or suffer any waste, impairment or deterioration of said property and, regardless of natural depreciation, to keep said property and the improvements thereon at all times in good condition and repair, ordinary wear and tear excepted. That U.S. Bancorp shall have the right to have their authorized representative or representatives enter upon and inspect such premises at reasonable times, after notice of such proposed inspection has been given to said Mortgagor, and in the event of any sale or transfer of the title to the property herein described, such purchaser or new owner shall be deemed to have assumed and agreed to pay the indebtedness owing to U.S. Bancorp hereunder, whether or not the instrument evidencing such sale or transfer expressly so provides, and this covenant shall run with said real property and remain in full force and effect until said indebtedness is liquidated.

     That if there shall be any conveyance of any nature or change of ownership, either legal or equitable, whether recorded or not, of the premises covered hereby, U.S. Bancorp may declare the entire principal and all accrued interest due and payable at once, at the sole option and election of U.S. Bancorp, and foreclosure proceedings may be instituted as for any other default hereunder.

     That in the event of the refusal or neglect by Mortgagor to keep said property and the improvements thereon at all times in good repair, ordinary wear and tear excepted, to pay promptly all taxes, fire and other hazard insurance premiums, assessments, levies, liabilities, obligations, principal or interest on this or any other encumbrance on said real property, or to perform any other agreement, condition, stipulation, or covenant as herein provided, U.S. Bancorp may procure such things to be done at Mortgagor's expense and may make any reasonable expenditure or outlay thereon and add such amounts to the unpaid principal indebtedness then due U.S. Bancorp and secured by the within Mortgage of Real Estate.

     That U.S. Bancorp shall have the right to file and defend suits at the expense of Mortgagor and in their name for the recovery of damages to the within described real property, or, at the expense of Mortgagor, to uphold the lien of this encumbrance and preserve its right hereunder, but shall incur no personal liability by their acts or omissions in managing, improving and conserving said security hereunder, or otherwise.

     That all sums expended as costs of such litigation, or advanced by U.S. Bancorp, in any other contingency herein mentioned (including any attorney's fees reasonably incurred), shall be repaid by Mortgagor upon demand, or as may be expressly arranged with U.S. Bancorp, and such sums with interest at the rate provided in and of the said Promissory Notes shall become so much additional indebtedness secured by this Mortgage of Real Estate and shall be a lien on said premises, prior to any right, title or interest attaching or accruing subsequent to such advances and expenditures, and shall be paid out of the proceeds of the sale of the property aforesaid, if not otherwise paid by the Mortgagor.

     That if any portion of the encumbered property shall be condemned or taken for public use under the power of eminent domain, or in the event that the property shall be damaged either by public works or private acts, all damages and compensation therefor, to the extent of the remaining indebtedness under said Loan and Security Agreement, Promissory Notes and this Mortgage of Real Estate, shall be paid to U.S. Bancorp and shall be applied upon the obligations guaranteed.

     Upon default by Mortgagors, under the terms of this Mortgage or the terms of any other instrument or document evidencing the obligations secured hereby, U.S. Bancorp shall have the power to sell the aforesaid real property in accordance with Idaho law.

     That in the event of foreclosure and sale hereunder, the Mortgagor agrees to pay a reasonable attorney's fee for legal services rendered in such foreclosure proceedings or suit.

     In the event of foreclosure and sale hereunder, U.S. Bancorp shall retain the right to pursue and receive judgment for any deficiency balance remaining unpaid after foreclosure, and to exercise all other legal and equitable remedies for the collection of the indebtedness which it is owed; it being expressly understood and agreed that all rights and remedies of U.S. Bancorp are cumulative and may be exercised in any order.

     It is further expressly understood and agreed that in the event of foreclosure and sale hereunder, the obligations of Mortgagor as set forth herein shall continue and remain in full force and effect during any applicable redemption period and during such period, the purchaser at the foreclosure sale may procure such things be done and make any reasonable expenditure or outlay thereon to fulfill said obligations, which amounts shall be an additional lien on the premises covered hereby.

     That in the event the ownership of the encumbered property, or any part thereof, becomes vested in a person other than the Mortgagor, U.S. Bancorp may, without notice to the Mortgagor, extend the time of payment of any or all of the installments or other payments herein covenanted to be made, and may deal with such new owner or owners with reference to this Mortgage of Real Estate and the debt hereby secured in the same manner as with the Mortgagor, without in any way vitiating or discharging the Mortgagor's liability hereunder, or upon the indebtedness hereby secured.

     That no waiver, express or implied, of the performance of any obligation, agreement or covenant hereof, shall be deemed or taken to be a waiver of any other term, condition, obligation, agreement or covenant hereof and the indulgence of U.S. Bancorp to the Mortgagor or their grantees in not exercising their option to declare the entire amount secured hereby to be due and payable upon the happening of any one of the events or conditions herein described, shall not, even though such indulgence be repeated or extended, be construed as a waiver of the right of U.S. Bancorp to exercise such option at any time thereafter and without notice to the Mortgagor.

     This Mortgage constitutes a Security Agreement under the Uniform Commercial Code of the State of Idaho (herein called the "Code") with respect to any part of the premises which may or might now hereafter be deemed to be personal property, fixtures or property other than real estate (for the purposes of this paragraph called "Collateral"); all of the terms, provisions, conditions and agreements contained in this Mortgage should pertain and apply to the Collateral as fully and to the same extent as to any other property covered; and, the following provisions of this paragraph shall not limit the generality or applicability of any other provision of this Mortgage but shall be an addition thereto.

     It is further expressly understood and agreed that all covenants and agreements herein described shall extend to and be binding upon the heirs, executors, legal representatives, successors and assigns (voluntary and involuntary by operation of law) of the respective parties hereto.

     IN WITNESS WHEREOF, the said Mortgagor has hereunder set their hand and seal the day and year first above written.

                                    HORIZON ORGANIC DAIRY, IDAHO
                                    FARM, INC.



By:                                   By:
   -------------------------------       ------------------------------------
  Its:                                       Its:
      ----------------------------               ----------------------------
     (SEAL)

STATE OF            )
                    )ss.
County Of           )

     On this the ______ day of __________, 19___, before me, the undersigned officer, personally appeared ____________________, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

     In witness whereof I hereunto set my hand and official seal.

     My commission expires:

                              -----------------------------
                              Notary Public

                                   EXHIBIT A
Page 1 of 5

PARCEL NO. 1

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

     A tract of land in the E 1/2 E 1/2 of Section 17, and the NW 1/4 NW 1/4 of
     Section 16, more particularly described as follows:

     Beginning at the Northeast corner of said Section 17, also being the
      Northwest corner of said Section 16;
     Thence South 89(degree)44'20" West, 1,320.16 feet to the Northwest corner of said E 1/2 E 1/2 Section 17;
     Thence South 0(degree)07'52" East, 3,201.08 feet along the Westerly boundary of said E 1/2 E 1/2 Section 17;
     Thence North 89(degree)43'25" East, 1,318.92 feet to a point on the
      Easterly boundary of said Section 17;
     Thence North 0(degree)06'32" West, 3,060.73 feet along the Easterly boundary of said Section 17;
     Thence North 89(degree)46'14" East, 945.00 feet parallel with the Northerly boundary of said Section 16;
     Thence North 0(degree)06'32" West, 140.00 feet parallel with the Westerly boundary of said Section 16 to the Northerly boundary of said Section 16; Thence South 89(degree)46'14" West, 945.00 feet along the Northerly boundary of said Section 16 to THE POINT OF BEGINNING.

PARCEL NO. 2

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 16: NW 1/4; W 1/2 NE 1/4; SE 1/4 NE 1/4; NE 1/2 NE 1/4,
            EXCEPTING THEREFROM the following described parcel of land:

            Beginning at the Northeast corner of Section 16;
            Thence West along the North line of Section 16, a distance of 674 feet;
            Thence South parallel with the East line of Section 16, 327 feet; Thence East parallel with the North line of Section 16, 674 feet, more or less, to the East line;
            Thence North along said East line, 327 feet to THE POINT OF
            BEGINNING.

            EXCEPTING THEREFROM the highway.

Section 17: NE 1/2 NE 1/4; S 1/2 NE 1/4; SE 1/4; SE 1/4 NW 1/4; E
            1/2 SW 1/4;

Section 20: E 1/2 NE 1/4; N 1/2 SE 1/4; NE 1/4 SW 1/4;

        EXCEPTING THEREFROM a tract of land in the E 1/2 E 1/2, Section 17 and NW 1/4 NW 1/4, Section 16, Township 9 South, Range 21, East of the Boise Meridian, Jerome County, Idaho, more particularly described as follows:

        Beginning at the Northeast corner of said Section 17 also being the
         Northwest corner of said Section 16;
        Thence South 89(degree)44'20" West, 1,320.16 feet to the Northwest corner of said E 1/2 E 1/2, Section 17;
        Thence South 0(degree)07'52" East, 3,201.08 feet along the Westerly boundary of said E 1/2 E 1/2, Section 17;
        Thence North 89(degree)43'25" East, 1,318.92 feet to a point on the
         Easterly boundary of said Section 17;
        Thence North 0(degree)06'32" West, 3,060.73 feet along the Easterly boundary of said Section 17;
        Thence North 89(degree)46'14" East, 945.00 feet parallel with the
         Northerly boundary of said Section 16;
        Thence North 0(degree)06'32" West, 140.00 feet parallel with the
         Westerly boundary of said Section 16 to the Northerly boundary of said Section 16;
        Thence South 89(degree)46'14" West, 945.00 feet along the Northerly boundary of said Section 16 to THE POINT OF BEGINNING.

PARCEL NO. 3

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 16:  That part of the NE 1/4 NE 1/4, described as follows:

        Beginning at the Northeast corner of Section 16;
        Thence West along the North line of Section 16, a distance of 674 feet; Thence South parallel with the East line of Section 16, 327 feet; Thence East parallel with the North line of Section 16, 674 feet, more or less, to the East line;
        Thence North along said East line, 327 feet to THE POINT OF BEGINNING.

        EXCEPTING THEREFROM the highway.

PARCEL NO. 4

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 20:  SE 1/4 SW 1/4; S 1/2 SE 1/4;

Section 21:  S 1/2 SW 1/4; SW 1/4 SE 1/4;

Section 28:  All of Section 28;

Section 29:  E 1/2 NE 1/4; SE 1/4;

Section 32:  N 1/2 NE 1/4;

Section 33:  N 1/2 NW 1/4; SE 1/4 NW 1/4; NE 1/4;

        EXCEPTING THEREFROM that part of the SE 1/4 SE 1/4 of Section 28,
         Township 9 South, Range 21, East of the Boise Meridian, Jerome County Idaho, described as follows:

        Commencing an the Southeast corner of said Section 28;
        Thence North 0(degree)02' West along the East boundary of said Section
         28, 395.59 feet;
        Thence South 79(degree)00'21" West, 485.62 feet to THE TRUE POINT OF
         BEGINNING;
        Thence continuing South 79(degree)00'21" West, 154.50 feet;
        Thence North 10(degree)59'39" West, 55.00 feet;
        Thence North 79(degree)00'21" East, 154.50 feet;
        Thence South 10(degree)59'39" East, 55.00 feet to THE TRUE POINT OF
         BEGINNING.

        AND EXCEPTING THEREFROM that portion of the NE 1/4 SE 1/4 of Section 28, described as follows:

        Beginning at the East quarter corner of said Section 28, which point shall be known as THE TRUE POINT OF BEGINNING;
        Thence West along the North boundary of the NE 1/4 SE 1/4, 909.75 feet; Thence South parallel to the East boundary of the NE 1/4 SE 1/4; 909.75 feet;
        Thence East parallel to the North boundary of the NE 1/4 SE 1/4, 909.75 feet to a point on the East boundary of the NE 1/4 SE 1/4;
        Thence North along the East boundary of the NE 1/4 SE 1/4, 909.75 feet to THE TRUE POINT OF BEGINNING.

PARCEL NO. 5

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 16:  S 1/2;

        EXCEPTING THEREFROM the highway.


PARCEL NO. 6:

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 17:   SW 1/4 NW 1/4; NW 1/4 SW 1/4;

Section 18:   N 1/2 SE 1/4; E 1/2 SW 1/4; SW 1/4 SE 1/4;


PARCEL NO. 7

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 22:  SE 1/4 SW 1/4; S 1/2 SE 1/4;

Section 27:  E 1/2; NW 1/4 SW 1/4; S 1/2 NW 1/4; NW 1/4 NW 1/4; S 1/2 SW 1/4;

        NE 1/4 SW 1/4, EXCEPTING THEREFROM the following described parcel of land:
        From a Point of Beginning located 714.75 feet, more or less, North from the Southwest corner of Section 27, to the point of intersection of said Section line or County road center line with the North boundary of the Oregon Short Line Railroad North Side Branch right of way;
        Thence running North along the Section line or center line of said
         County road, 275.27 feet;
        Thence North 78(degree)46' East and parallel to the said railroad right of way center line, 2691.57 feet, more or less, to the point of intersection with the North-South mid-section line;

        Thence South along said mid-section line 275.27 feet, more or less, to the point of intersection with the North railroad right-of way boundary;
        Thence South 78(degree)46' West and along said North railroad right of way boundary, 2691.57 feet, more or less, to THE POINT OF BEGINNING.

        AND EXCEPTING THEREFROM railroad rights of way.

        TOGETHER WITH a permanent easement and right of way, including the perpetual right to enter upon the excepted portion of the above described property in the SW 1/4 of Section 27, Township 9 South, Range 21, East of the Boise Meridian, for the purpose of constructing, maintaining and repairing underground pipelines for irrigation water as set forth in Easement Agreement recorded May 15, 1963 in Book 174 Page 53 as Instrument Number 154714, Jerome County records.

Section 34:  N 1/2 NW 1/4; N 1/2 NE 1/4;

PARCEL NO. 8

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 27:  NE 1/4 NW 1/4;


PARCEL NO. 9

TOWNSHIP 9 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 28:  That part of the SE 1/4 SE 1/4, described as follows:

        Commencing at the Southeast corner of said Section 28;
        Thence North 0(degree)02' West along the East boundary of said Section
         28, 395.59 feet;
        Thence South 79(degree)00'21" West, 485.62 feet to THE TRUE POINT OF
         BEGINNING;
        Thence continuing South 79(degree)00'21 West, 154.50 feet;
        Thence North 10(degree)59'39" West, 55.00 Feet;
        Thence North 79(degree)00'21" East, 154.50 feet;

        Thence South 10(degree)59'39" East, 55.00 feet to THE TRUE POINT OF
         BEGINNING.


        AND

        That portion of the NE 1/4 SE 1/4, described as follows:

        Beginning at the East quarter corner of said Section 28, which point shall be known as THE TRUE POINT OF BEGINNING;
        Thence West along the North Boundary of the NE 1/4 SE 1/4, 909.75 feet; Thence South parallel to the East boundary of the NE 1/4 SE 1/4, 909.75 feet;
        Thence East parallel to the North boundary of the NE 1/4 SE 1/4, 909.75 feet to a point on the East boundary of the NE 1/4 SE 1/4;
        Thence North along the East boundary of the NE 1/4 SE 1/4, 909.75 feet to THE TRUE POINT OF BEGINNING.

PARCEL NO. 10

TOWNSHIP 8 SOUTH, RANGE 21, EAST OF THE BOISE MERIDIAN, JEROME COUNTY, IDAHO

Section 32:  E 1/2 SE 1/4;

Section 33:  N 1/2 SW 1/4; S 1/2 NW 1/4; S 1/2 NE 1/4;

             EXCEPTING THEREFROM the highway.

                                 Exhibit 5B to
                          Loan and Security Agreement

                         Permitted Security Agreement
                         ----------------------------



                                   Attached

                               SECURITY AGREEMENT
                               ------------------

     This Security Agreement dated as of April 8, 1998 ("Security Agreement"), is made by and between Horizon Organic Holding Corporation, a Delaware corporation, as debtor ("Debtor"), having its principal place of business at 6311 Horizon Lane, Longmont, Colorado 80503, in favor of Worcester Creameries Corp., the successor by merger to Mountainside Farms, Inc., a New York corporation, as secured party ("Secured Party"), having its principal place of business at 155-04 Liberty Avenue, Jamaica, New York 11433.

                                    Recitals
                                    --------

     A. Secured Party has agreed to make an extension of credit to Debtor in the principal amount of $4,000,000 (the "Loan"), evidenced by a Secured Promissory Note in the principal amount of $4,000,000, dated of even date herewith (the "Note") in connection with the Asset Purchase Agreement of even date herewith between Debtor, as purchaser, and Secured Party, as seller (the "Purchase Agreement").

     B. Secured Party is willing to make the Loan to Debtor, but only upon the condition, among others, that Debtor shall have executed and delivered to Secured Party this Security Agreement.

                                   Agreement
                                   ---------

     NOW, THEREFORE, in order to induce Secured Party to make the Loan and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Debtor hereby represents, warrants, covenants and agrees with and for the benefit of Secured Party, as follows:

I. Unless otherwise defined herein, the following terms shall have the meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

     "Collateral" means the personal property of Debtor purchased from Secured Party pursuant to the Purchase Agreement, as more particularly defined in Exhibit A hereto.

     "Contracts" has the meaning set forth on Exhibit A hereto.

     "Event of Default" shall have the meaning set forth in paragraph 3 of the Note, and shall also include breach of the terms of this Agreement.

     "Proceeds" shall have the meaning set forth in the UCC.

     "Secured Obligations" shall mean the obligations of Debtor under the Note, this Security Agreement and the Purchase Agreement.

     "Trademark" has the meaning set forth on Exhibit A hereto.

                                      1.

     "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Secured Party's security interest in any Collateral (as hereinafter defined) is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection of priority and for purposes of definitions related to such provisions.

     II. To secure the prompt and complete payment and performance when due (whether as stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce Secured Party to cause the loan to be made, Debtor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Secured Party, and hereby grants to Secured Party, a security interest in all of Debtor's right, title and interest in, to and under all of the Collateral.

     III. A. Notwithstanding anything contained in this Security Agreement to the contrary, Debtor expressly agrees that it shall remain liable under each of its Contracts to observe and perform all of the conditions and obligations to be observed and performed by its thereunder and that it shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract. Secured Party shall not have any obligation or liability under any Contract by reason of or arising out of this Security Agreement or the granting to Secured Party of a lien therein or the receipt by Secured Party of any payment relating to any Contract pursuant hereto, nor shall Secured Party be required or obligated in any manner to perform or fulfill any of the obligations of Debtor under or pursuant to any Contract, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which may be entitled at any time or times.

          (a) Secured Party may at any time, upon the occurrence and during the continuation of any Event of Default, after first notifying Debtor of its intention to do so, notify parties to the Contracts that the right, title and interest of Debtor in and under such Contract have been assigned to Secured Party and that payments shall be made directly to Secured Party. Upon the request of Secured Party, Debtor shall so notify such parties to such Contracts of Secured Party's interest. Upon the occurrence and during the continuation of an Event of Default or potential Event of Default, Secured Party may, in its name, or in the name of others, communicate with such parties to such Contracts to verify with such parties, to the Secured Party's satisfaction, the existence, amount and terms of any such Contracts.

     IV.  Debtor hereby represents and warrants to Secured Party that:

          (b) Except for the security interest in favor of U.S. Bancorp Ag Credit, Inc., f/k/a FBS Ag Credit, Inc., a Colorado corporation ("Bank"), pursuant to that certain Loan and Security Agreement dated as of July 15, 1997, as amended, by and between Debtor, Horizon Organic Dairy, a Colorado corporation, Horizon Organic Dairy, Maryland Farm, Inc., a Colorado corporation, Horizon Organic Dairy, Idaho Farm, Inc., a Colorado corporation, and Bank, which security interest is subordinate to the security interest granted hereunder by virtue of the Agreement between Bank and Secured Party of even date herewith (the "Bank Security


                                      2.

Interest"), and except for the security interest granted to Secured Party under this Security Agreement, Debtor is the sole legal and equitable owner of each item of the Collateral, having good, marketable and insurable title thereto, free and clear of any and all liens, security interests and encumbrances.

          (c) Debtor has granted Secured Party a valid first priority security interest in the Collateral. Upon the timely filing of a financing statement on form UCC-1 in the proper offices in the appropriate jurisdictions, Secured Party will have a perfected first priority security interest in all of the Collateral. Except for the Bank Security Interest, no effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists, except such as may have been filed by Debtor in favor of Secured Party, on behalf of itself and pursuant to this Security Agreement.

          (d) Debtor has the unqualified right to enter into this Agreement and to perform its terms. This Agreement is the binding obligation of Debtor, enforceable in accordance with its terms.

     V. Debtor covenants and agrees with Secured Party that from and after the date of this Agreement and until the Secured Obligations have been performed and paid in full:

          (e) The Debtor is and will remain the sole and exclusive owner of the entire right, title and interest in and to the Collateral, free and clear of any liens, charges, claims, rights and encumbrances, including, without limitation, pledges, assignments, licenses, registered user agreements and covenants by the Debtor not to sue third persons;

          (f) The Debtor will maintain the quality of the Milk Products (as defined in the Purchase Agreement) associated with the Trademark, at a level consistent with the quality at the time of this Agreement;

         (g) The Debtor will continue to use for the duration of this Agreement, required statutory notice in connection with its use of the Trademark;

         (h) The Debtor shall not abandon the Trademark without Secured Party's prior written consent. Debtor will not do any act, or omit to do any act, whereby the Trademark or any registration or application appurtenant thereto, may become abandoned, invalidated, unenforceable, avoided, avoidable, or will otherwise diminish in value, and shall notify Secured Party immediately if it knows of any reason or has reason to know of any ground under which this result may occur. The Debtor shall take appropriate action at its expense to halt the infringement of the Trademark;

          (i) Debtor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, which Secured Party (and its employees and agents) may from time to time inspect and photocopy;

          (j) Debtor agrees that it will not, without the prior written consent of Secured Party, consent to, permit or suffer to occur any amendment, termination, waiver, consent or other modification of any of the Collateral adversely affecting the interest of the Secured Party therein, and that, upon the occurrence and continuance of an Event of Default, the Secured Party, to the


                                      3.

exclusion of the Debtor, may directly exercise all the power and authority to give or withhold consents, grant any waivers or approvals or make any determinations under the Purchase Agreement, this Agreement or any other related document of give any notice thereunder in the interests of the Secured Party (and with no obligation to the Debtor); and

          (k) Debtor will not take any steps to enforce or exercise any of these rights or remedies under or in respect of any of the Collateral materially adversely affecting the interest of Secured Party therein without the prior written consent of Secured Party, and will not take such actions and make such requests with respect to the Collateral which would adversely affect the interest of Secured Party under the Purchase Agreement, this Agreement or any other instruments contemplated hereby or thereby. In addition, Debtor hereby irrevocably agrees not to exercise and not to permit any of its affiliates to exercise, and hereby waives any right which it may now or hereafter have to assert, any set off or counterclaim against or with respect to any of the Collateral.

     VI. Until all of the Secured Obligations have been satisfied in full, Debtor shall not sell or transfer the Trademark or any interest therein, grant or assign any security or other interest in the Trademark, or enter into any license agreement with respect to the Trademark.

     VII. The Debtor agrees to execute and deliver to Secured Party such further papers and to do such other acts as may be necessary and proper to accomplish the purposes of this Agreement, including without limitation, in order to perfect or continue the perfection of Secured Party's security interest in all of the Collateral. At any time and from time to time, upon the written request of Secured Party, Debtor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Secured Party may reasonably deem desirable in obtaining the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC with respect to the liens and security interests granted hereby. Debtor also hereby authorizes Secured Party to file any such financing or continuation statement without the signature of Debtor to the extent permitted by applicable law.

     VIII. Upon or after the occurrence of an Event of Default, Secured Party shall have, in addition to all other right and remedies given it by this Agreement and the Purchase Agreement, all rights and remedies under applicable law and all rights and remedies of a secured party under the UCC. Additionally, the Secured Party may sell at public or private sale or otherwise realize from time to time upon all or, any of the Collateral. Upon the occurrence and continuance of an Event of Default, the Secured Party may also (A) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (B) defend any suit, action or proceeding brought against Debtor with respect to any Collateral; (C) settle, compromise, or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Secured Party may deem appropriate; (D) use the Trademark and other Collateral for any purpose whatsoever and, in furtherance thereof, Debtor hereby grants to Secured Party an irrevocable license therefor; and (E) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with and use any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option all acts and things which Secured Party deems

                                      4.

necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as Debtor might do. The Debtor agrees that seven (7) days written notice to the Debtor of any public or private sale or other disposition of any of the Collateral shall be reasonable notice; provided, however, that no notice shall be required hereunder if not otherwise required by applicable law. At any such sale or disposition, Secured Party may, to the extent permitted by law, purchase the whole or any part of the Collateral sold, free from any right of redemption on the part of the Debtor, which right the Debtor hereby waives and releases. After deducting from the proceeds of such sale or other disposition of the Collateral all costs and expenses incurred by Secured Party in enforcing its rights hereunder (including, without limitation, all brokers' fees, auctioneers' fees and attorneys' fees actually incurred), Secured Party shall apply the remainder of such proceeds to the payment of the Secured Obligations in such order and manner as Secured Party in its sole discretion may determine. All payments received by Debtor under or in connection with any of the Collateral shall be held by Debtor in trust for Secured Party, shall be segregated from other funds of Debtor and shall forthwith upon receipt by Debtor, be turned over to Secured Party, in the same form as received by Debtor (duly indorsed by Debtor to Secured Party, if required) and such payments so received by Secured Party (whether from Debtor or otherwise) may, in the sole discretion of Secured Party, be held by Secured Party as collateral security for, and/or then or at any time thereafter applied in whole or in part by Secured Party against all or any part of, the Secured Obligations in such order as Secured Party shall elect. Any remainder of the proceeds after payment in full of the Secured Obligations shall be paid over to the Debtor. If any deficiency shall arise, the Debtor and each guarantor of the Secured obligations shall remain jointly and severally liable to Secured Party therefor.

     IX. The Debtor hereby irrevocably makes, constitutes and appoints Secured Party and any officer or agent of Secured Party as Secured Party may select, with full power of substitution, as the Debtor's true and lawful attorney-in-fact, with full power to do any or all of the following if an Event of Default shall occur and be continuing: to endorse the Debtor's name on all applications, documents, papers and instruments necessary for Secured Party to use the Trademark, or to grant or issue any exclusive or nonexclusive license under the Trademark to any other person or entity, or to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral to any other person or entity. The Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable until all of the Secured Obligations shall have been satisfied in full. The powers conferred on Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for its own willful misconduct.

     X. Any and all fees, costs and expenses, of whatever kind or nature, including attorneys' fees and legal expenses, actually incurred by Secured Party in enforcing this Agreement shall be borne by Debtor.

     XI. The Debtor shall use its best efforts to detect any infringers of the Trademark and shall notify Secured Party in writing of infringements detected. The Debtor shall have the duty, through counsel acceptable to Secured Party, to prosecute diligently any trademark application


                                      5.

for the Trademark, to file and prosecute lawsuits to enforce the Trademark as are deemed reasonable and necessary in the Secured Party's reasonable judgment, and to do any and all acts which are deemed necessary or desirable by Secured Party to preserve and maintain all rights in the Trademark. Any expenses incurred in connection with such applications or proceedings shall be borne by the Debtor.

     XII. Secured Party shall have the right, but shall in no way be obligated, to defend any suit or counterclaim in its own name in order to defend the Trademark and any license hereunder, in which event the Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all proper documents required by Secured Party in aid of such defense and the Debtor shall promptly, upon demand, reimburse and indemnify Secured Party for all costs and expenses incurred by Secured Party in the exercise of its rights under this paragraph 12.

     XIII. If the Debtor fails to comply with any of its obligations hereunder, to the extent permitted by applicable law, Secured Party may do so in the Debtor's name or in Secured Party's name, but at the Debtor's expense, and the Debtor agrees to reimburse Secured Party in full for all expenses, including attorneys' fees, incurred by Secured Party in prosecuting, defending or maintaining the Trademark or Secured Party's interest therein pursuant to this Agreement.

     XIV. No course of dealing between the Debtor and Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     XV. All of Secured Party's rights and remedies with respect to Collateral, whether established hereby or by the Purchase Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

     XVI. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

     XVII. Any notice to Secured Party shall be deemed to have been duly given when deposited in the mail, certified mail, return receipt requested, postage prepaid, addressed to Secured Party at its address first above set forth. Any notice to Debtor hereunder shall be deemed to have been duly given when deposited in the mail, certified mail, return receipt requested, postage prepaid, addressed to Debtor at its address first above set forth.

     XVIII. This Agreement is subject to modification only by a writing signed by the parties hereto.

     XIX. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the successors and assigns of Secured Party and upon the successors of the Debtor.


                                      6.

The Debtor shall not assign its rights or delegate its duties hereunder without the prior written consent of Secured Party.

     XX. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     XXI. Time is of the essence of this Agreement. No person or entity, other than the parties hereto, shall be deemed to be a beneficiary hereof or have the right to enforce any of the provisions of this Agreement.

     XXII. This Agreement has been negotiated, executed and delivered at, and shall be deemed to have been made in New York. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

     XXIII. THE DEBTOR AND SECURED PARTY EACH WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE COLLATERAL. DEBTOR IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST DEBTOR UNDER, ARISING OUT OF, OR IN ANY MANNER RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE COURT OF THE STATE OF NEW YORK LOCATED IN QUEENS COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF NEW YORK. DEBTOR, BY ITS EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING. DEBTOR FURTHER AGREES THAT ANY LEGAL ACTION OR PROCEEDING DEBTOR MAY BRING, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, SHALL ONLY BE BROUGHT IN ANY STATE COURT OF THE STATE OF NEW YORK LOCATED IN QUEENS COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF NEW YORK. DEBTOR ALSO IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO DEBTOR IN THE MANNER PROVIDED FOR NOTICES IN THIS AGREEMENT. DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. DEBTOR SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK, UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING HEREIN SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF SECURED PARTY TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST DEBTOR IN ANY OTHER JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.


                                      7.

     XXIV. Subject to the following provisions hereof, this Security Agreement shall terminate upon the payment and performance in full of the Secured Obligations. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Debtor for liquidation or reorganization, should Debtor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Debtor's property and assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     IN WITNESS WHEREOF, each of the parties hereby have caused this Security Agreement to be executed and delivered by its duly authorized office on the date first set forth above.

                                     HORIZON ORGANIC HOLDING CORPORATION

                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------

                                     WORCESTER CREAMERIES CORP.

                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------

                                      8.

STATE OF ____________________________

CITY AND COUNTY OF ________________

     BEFORE ME, the undersigned authority, on this day personally appeared __________________, of HORIZON ORGANIC HOLDINGS CORPORATION, to me known to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity stated, and as the act and deed of said corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE on this ____ day of
_____________________ 1998.


                                 -------------------------------------------
                                          Notary Public
                                          My Commission Expires:

                                          [NOTARIAL SEAL]

STATE OF ____________________________

CITY AND COUNTY OF __________________

     BEFORE ME, the undersigned authority, on this day personally appeared __________________, of WORCESTER CREAMERIES CORP., known to me to the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity stated, and as the act and deed of said corporation.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE on this ____ day of
_____________________ 1998.

                                -----------------------------------------------

                                          Notary Public
                                          My Commission Expires:

                                          [NOTARIAL SEAL]

                                   Exhibit A



     Capitalized terms used but not defined in this Exhibit A have the respective meanings given to them in that certain Asset Purchase Agreement dated as of April 8, 1998 (the "Purchase Agreement"), between Horizon Organic Holding Corporation, a Delaware corporation, as purchaser, and Worcester Creameries Corp., a New York corporation and successor by merger to Mountainside Farms, Inc., as seller.

     The Collateral shall include all of the following properties, rights, interests and other tangible and intangible assets of Debtor acquired from Seller pursuant to the Purchase Agreement relating to the Juniper Valley Farms Dairy Business:

          (a) all advertising and promotional materials;

          (b)  the customer list;

          (c) the name "Juniper Valley Farms," and all trademark and trade name registrations, trademark and trade name applications, and all renewals thereof, together with the goodwill connected with and symbolized by such trademark, trade name, trademark and trade name registration and trademark and trade name application, and all rights corresponding thereto throughout the world (the "Trademark"), and the other proprietary assets identified in the Purchase Agreement (the "Proprietary Assets");

          (d) all rights of Debtor under the Seller's Contracts, other than rights under the Excluded Assets (the "Contracts");

          (e) all Governmental Authorizations relating to the Juniper Valley Farms Dairy Business held by Debtor (including the Governmental Authorizations identified in the Seller's Disclosure Schedule);

          (f) all claims (including claims for past infringement of Proprietary Assets) and causes of action of Debtor with respect to the Juniper Valley Farms Dairy Business against other Persons (regardless of whether or not such claims and causes of action have been asserted by the Debtor), and all rights of indemnity, warranty rights, rights of contribution, rights to refunds, rights of reimbursement and other rights of recovery possessed by Debtor with respect to the Juniper Valley Farms Dairy Business (regardless of whether such rights are currently exercisable); and

          (g) to the extent not otherwise included, all Proceeds of each of the foregoing.